                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                                (Amendment No. 2)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement               |_| Confidential, for Use of the
                                                  Commission Only
|X| Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              TALK VISUAL CORPORATION (f/k/a Legacy Software, Inc.)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------
     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

|X| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing party:

--------------------------------------------------------------------------------
     4) Date Filed:

                 (LOGO OF TALK VISUAL CORPORATION APPEARS HERE)

Fellow Shareholders:

      I am pleased to invite you to attend a special meeting of stockholders of Talk Visual Corporation (formerly known as Legacy Software, Inc.) on

                             Tuesday, June 15, 1999
                                   10:00 a.m.
                            One Canal Park, 3rd Floor
                         Cambridge, Massachusetts 02142

This is a very important meeting that affects your investment in Talk Visual .

      At the meeting you will be asked to vote on a merger between a wholly owned subsidiary of Talk Visual and Videocall International Corporation. In the merger, Talk Visual will pay Videocall shareholders (other than certain founders of Videocall) one share of Talk Visual stock for each share of Videocall stock, and Videocall will become a subsidiary of Talk Visual. The Videocall Founders instead will generally be paid a combination of shares of Talk Visual stock and three-year options to purchase Talk Visual stock at an exercise price of $1 per share on the same one-for-one share basis. Talk Visual stockholders will continue to own their existing shares after the merger. We estimate that the shares of Talk Visual stock to be issued to Videocall stockholders will represent approximately 80% of the outstanding stock of Talk Visual after the merger (88% if all the options to be issued in the merger were exercised).

      Your Board of Directors recommends that you vote FOR approval of the merger, which we believe is in Talk Visual's and your best interests.

      We have enclosed a notice of the special meeting and a Proxy Statement/Prospectus/Notification of Merger discussing the merger. We encourage you to read this document carefully. Also enclosed is a proxy card so you can vote on the merger without attending the meeting. Please complete, sign and date the enclosed proxy card and return it to us as soon as possible in the envelope we have provided. If you decide to come to the special meeting, you may vote your shares in person whether or not you have mailed us a proxy.

                                                     Very truly yours,


                                                     Michael J. Zwebner
                                                     Chairman

May 28, 1999

                               [TALK VISUAL LOGO]

                 TO THE SHAREHOLDERS OF TALK VISUAL CORPORATION
                   (Formerly Known as Legacy Software, Inc.):

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   To Be Held
                             Tuesday, June 15, 1999
                                   10:00 a.m.
                            One Canal Park, 3rd Floor
                         Cambridge, Massachusetts 02142

The Board of Directors of Talk Visual asks you to attend this meeting to vote on the following:

1. Proposed Merger. Your vote on the agreement providing for the proposed merger of Videocall with a subsidiary of Talk Visual is important. In the merger, Talk Visual will pay Videocall shareholders (other than certain founders of Videocall) one share of Talk Visual stock for each share of Videocall stock, and Videocall will become a subsidiary of Talk Visual. The Videocall Founders instead generally will be paid a combination of shares of Talk Visual stock and three-year options to purchase Talk Visual stock at an exercise price of $1 per share on the same one-for-one share basis. Talk Visual stockholders will continue to own their existing shares after the merger. The Agreement and Plan of Merger providing for the merger, which describes the terms of the merger in great detail, is attached to the accompanying Proxy Statement/Prospectus/Notification of Merger as Annex A.

2. Reincorporation in Nevada. To consider and vote upon the proposed change in Talk Visual's state of incorporation from Delaware to Nevada and, as part of the reincorporation, increasing Talk Visual's authorized stock from 15,000,000 to 125,000,000 shares, of which 100,000,000 will be Common
      Stock and 25,000,000 will be Preferred Stock.

3. Other Business. To consider and vote on any other matters that properly come before the meeting or any adjournments or postponements.

            Only shareholders who hold their stock at the close of business on May 10, 1999 are entitled to notice of and to vote at the special meeting or any adjournments or postponements thereof.


                                          By Order of the Board of Directors,


                                          -----------------------------
                                                    Secretary

            We invite you to attend the special meeting because it is important that your shares be represented at the meeting. Please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope. If you attend the meeting, you may personally vote, which will revoke your signed proxy. You may also revoke your proxy at any time before the meeting either in writing or by personal notification.

            A complete list of stockholders entitled to vote at the special meeting will be available for examination at Talk Visual's principal executive offices, located at One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142, for any purpose germane to the special meeting, during ordinary business hours, for a period of at least 10 days prior to the special meeting and will also be available for inspection at the special meeting.

      PROXY STATEMENT/PROSPECTUS                  NOTIFICATION OF MERGER
                  OF                                        OF
       TALK VISUAL CORPORATION                   VIDEOCALL INTERNATIONAL
   SPECIAL MEETING OF SHAREHOLDERS                     CORPORATION
     To Be Held on June 15, 1999

      The Boards of Directors of Talk Visual Corporation and Videocall International Corporation have agreed to merge Videocall with a subsidiary of Talk Visual. Videocall would become a wholly owned subsidiary of Talk Visual and Talk Visual would pay Videocall shareholders (other than certain founders of Videocall) one share of Talk Visual stock for each share of Videocall stock. The Videocall Founders instead will generally be paid a combination of shares of Talk Visual stock and three-year options to purchase Talk Visual stock at an exercise price of $1 per share on the same one-for-one share basis.

      The merger cannot be completed unless Talk Visual shareholders approve it. The Talk Visual Board of Directors has scheduled a special meeting for Talk Visual shareholders to vote on the merger (and the reincorporation of Talk Visual in Nevada) as follows:

                             Tuesday, June 15, 1999
                                   10:00 a.m.
                            One Canal Park, 3rd Floor
                         Cambridge, Massachusetts 02142

      Shareholders of Videocall holding a majority of the Videocall stock have agreed to consent in writing to the merger. Accordingly, no meeting of Videocall shareholders will be held to vote on the merger. This document notifies the other shareholders of Videocall of the merger.

      This document gives you detailed information about the proposed merger. Videocall has provided the information concerning Videocall, and Talk Visual has provided the information concerning Talk Visual. Please see "Where You Can Find More Information" on page 91 for additional information about Videocall and Talk Visual on file with the United States Securities and Exchange Commission.

      This Proxy Statement/Prospectus/Notification of Merger is being mailed to shareholders of Talk Visual beginning about May 28, 1999 and will be mailed to shareholders of Videocall, if the merger is approved by the Talk Visual shareholders, promptly after the special meeting of the Talk Visual shareholders.

      We urge you to carefully read the "Risk Factors--The Company" section beginning on page 11, where we describe specific risks associated with the Talk Visual stock.

--------------------------------------------------------------------------------
Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved the Talk Visual common stock or options to be issued under this Proxy Statement/Prospectus/Notification of Merger or determined if this Proxy Statement/Prospectus/Notification of Merger is accurate or adequate. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

      The date of this Proxy Statement/Prospectus/Notification of Merger is May 28, 1999.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SUMMARY OF PROXY STATEMENT/PROSPECTUS/NOTIFICATION OF
 MERGER.......................................................................2
RISK FACTORS--THE COMPANY....................................................11
RISK FACTORS--VIDEOCALL......................................................14
INTRODUCTION.................................................................15
VOTING AND PROXIES...........................................................17
PROPOSAL 1.  THE MERGER......................................................18
PARTIES TO THE MERGER........................................................18
     Talk Visual Corporation.................................................18
     Videocall International Corporation.....................................19
THE MERGER...................................................................20
     General.................................................................20
     Background of the Merger................................................20
     Reasons for the Merger..................................................22
     Effective Time of the Merger............................................23
     Conversion and Cancellation of Videocall Common Stock...................23
     Exchange Procedures.....................................................23
     Interim Operations of the Company; Conduct Pending Merger...............24
     Conditions to the Merger................................................25
     Termination.............................................................27
     Rights Offering.........................................................28
     Interests of Certain Persons in the Merger..............................28
     Appraisal Rights........................................................28
     Comparative Rights of Stockholders of the Company and Videocall.........30
     Resale and Voting Restrictions..........................................37
     Federal Income Tax Considerations.......................................38
     Regulatory Approvals....................................................39
MARKET PRICE DATA............................................................39
TALK VISUAL CORPORATION PRO FORMA FINANCIAL INFORMATION......................41
SELECTED CONSOLIDATED FINANCIAL INFORMATION OF TALK
 VISUAL CORPORATION..........................................................45
THE COMPANY--MANAGEMENT'S DISCUSSION AND ANALYSIS OF
 FINANCIAL CONDITION AND RESULTS OF OPERATIONS...............................46
SELECTED CONSOLIDATED FINANCIAL INFORMATION OF VIDEOCALL
 INTERNATIONAL CORPORATION...................................................55
VIDEOCALL--MANAGEMENT'S DISCUSSION AND ANALYSIS OF
 FINANCIAL CONDITION AND RESULTS OF OPERATIONS...............................56
INFORMATION CONCERNING THE COMPANY...........................................59
BUSINESS.....................................................................59
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
 MANAGEMENT..................................................................65
MANAGEMENT...................................................................66

INFORMATION CONCERNING VIDEOCALL.............................................72
BUSINESS.....................................................................72
PRINCIPAL STOCKHOLDERS.......................................................75
MANAGEMENT...................................................................76
DESCRIPTION OF CAPITAL STOCK - THE COMPANY...................................80
DESCRIPTION OF CAPITAL STOCK - VIDEOCALL.....................................80
LEGAL MATTERS................................................................81
EXPERTS......................................................................81
PROPOSAL 2.  REINCORPORATION PROPOSAL........................................81
     Principal Features of the Reincorporation Proposal......................82
     Purpose for Proposed Reincorporation....................................84
     Comparison of Shareholder Rights........................................84
     Possible Disadvantages of the Reincorporation Proposal..................89
     Tax Consequences........................................................90
     Abandonment.............................................................90
     Vote Required...........................................................90
OTHER MATTERS................................................................91
MISCELLANEOUS................................................................91
WHERE YOU CAN FIND MORE INFORMATION..........................................91

                                   APPENDICES

Annex A -   Agreement and Plan of Merger
Annex B -   Sections 607.1301, 607.1302 and 607.1320 of the Florida Business
             Corporation Act
Annex C -   Reincorporation Merger Agreement
Annex D -   New Charter
Annex E -   New Bylaws

          SUMMARY OF PROXY STATEMENT/PROSPECTUS/NOTIFICATION OF MERGER

      This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document and the documents we have referred you to. See "Where You Can Find More Information" (page ___). The Merger Agreement is attached as Annex A to this document. We encourage you to read the Merger Agreement. It is the legal document that governs the merger.

The Companies:

                             Talk Visual Corporation
                            One Canal Park, 3rd Floor
                         Cambridge, Massachusetts 02142
                                 (617) 679-0300

      Talk Visual (formerly known as Legacy Software, Inc.) has been in the business of developing CD-ROM and Internet games. In connection with the Merger, Legacy intends to exit this business and to concentrate solely on the business of Videocall, which is global video teleconferencing. Our Common Stock is traded on the OTC Bulletin Board under the symbol "TVCP."

                       Videocall International Corporation
                            One Canal Park, 3rd Floor
                         Cambridge, Massachusetts 02142
                                 (617) 679-0300

      Videocall was formed on February 2, 1998 for the purpose of building a global telecommunications organization specializing in the field of video teleconferencing. Videocall intends to establish retail locations throughout the world from which business and general public customers may participate in videocalls.

The Talk Visual Special Meeting

      Talk Visual will hold its special meeting of stockholders on June 15, 1999 at One Canal Park, 3rd Floor, Cambridge, Massachusetts at 10:00 a.m. At the special meeting, Talk Visual stockholders will be asked to approve:

      o     The Merger Agreement

      o Changing the state of incorporation of Talk Visual from Delaware to Nevada

As part of the reincorporation of Talk Visual in Nevada, the number of shares of stock Talk Visual is authorized to issue will be increased from 25,000,000 to 125,000,000, of which 100,000,000 will be Common Stock and 25,000,000 will be Preferred Stock.

      As of May 10, 1999, the record date for the special meeting, Talk Visual had 4,954,916 shares of Common Stock outstanding.

Our Reasons for the Merger

      Since inception, Talk Visual had never achieved profitability. In early 1998, it became apparent to the Board of Directors, that Talk Visual shortly would have insufficient working capital to continue its operations. In addition, Talk Visual had not developed sufficient CD-ROM "edutainment" computer software titles to achieve profitability. Talk Visual was also faced with its stock being delisted by Nasdaq, which subsequently occurred. Accordingly, after unsuccessfully attempting to negotiate a joint venture agreement, the Board decided to locate a possible transaction for Talk Visual which would provide Talk Visual with sufficient capital. At approximately the same time, the Board of Directors of Videocall had decided to seek an appropriate public company with which to merge to help Videocall achieve its goal of building a global video-calling network by providing Videocall with a publicly traded security with which to effectuate acquisitions.

      The Talk Visual Board believes that consummation of the Merger with Videocall provides Talk Visual and its stockholders with the best opportunity for the survival of Talk Visual. Also, the Talk Visual Board believes that the global videocalling business is an attractive one and that Talk Visual has an excellent opportunity to enter this business through Videocall.

Approval of Merger by Talk Visual Stockholders

      Approval of the Merger requires the affirmative vote of the holders of both

      o     a majority of Talk Visual's common stock and

      o a majority of the shares of Talk Visual common stock voting at the special meeting not issued by Talk Visual to Videocall or any of its affiliates.

      The proposal to reincorporate Talk Visual in Nevada requires the affirmative vote of the holders of a majority of Talk Visual's outstanding common stock.

Approval of Merger by Videocall Stockholders

      No meeting or general solicitation of consents is being conducted by Videocall. The directors and officers of Videocall, and other Videocall stockholders affiliated with them, who hold approximately 54.2% of the Videocall common stock, have agreed to consent to the Merger. Videocall stockholders are not being asked to send Videocall proxies or written consents.

Recommendation to Talk Visual Stockholders

      The Talk Visual Board believes that the Merger is in your best interests and unanimously recommends that you vote FOR the proposal to approve the Agreement and Plan of Merger and the issuance of shares of Talk Visual common stock and Talk Visual stock options to Videocall stockholders in the Merger.

The Merger

      The Agreement and Plan of Merger is attached as Appendix A to this Proxy Statement/Prospectus/Notification of Merger. We encourage you to read the Agreement and Plan of Merger as it is the legal document that governs the Merger.

What Videocall Stockholders Will Receive

      As a result of the Merger, Videocall stockholders, other than founders of Videocall, who do not exercise their appraisal rights will receive one share of Talk Visual common stock for each share of Videocall common stock that they own. The founders of Videocall will generally receive a combination of shares of Talk Visual common stock and three-year options to purchase Talk Visual common stock at an exercise price of $1 per share on the same one-for-one share basis. See "Introduction -- Talk Visual Corporation" on page 15 for a description of how the exact combination of Talk Visual shares and options will be determined.

      Videocall stockholders should not send in their stock certificates until requested to do so after the Merger is completed.

Ownership of Talk Visual Following the Merger

      We anticipate that Talk Visual will issue approximately 19.8 million shares of Talk Visual common stock and options to purchase approximately 15.6 million shares to Videocall stockholders in the Merger. Based on that number, the shares of Talk Visual common stock issued to Videocall stockholders in the Merger will represent approximately 80% of the outstanding common stock of Talk Visual after the Merger (88% if all the options to be issued in the Merger are exercised). As a result of the change in ownership, this transaction is accounted for as a reverse acquisition, in which Videocall is the accounting acquiror.

Other Interests of Officers and Directors in the Merger

      In considering the recommendation of Talk Visual's Board of Directors with respect to the Merger, stockholders should be aware that all but two of the current officers and directors of Talk Visual are affiliated with Videocall.

Conditions to the Merger

      The completion of the Merger depends upon satisfaction of a number of conditions, including the continued accuracy in all material respects of each party's representations and warranties, the performance by each party of its obligations under the Agreement and Plan of Merger, and the absence of any events or changes with respect to either having, or which reasonably could be expected to have, a material adverse effect on that party. Certain of the conditions to the Merger may be waived by the company entitled to assert the condition.

Termination of the Agreement and Plan of Merger

      The two companies can agree to terminate the Agreement and Plan of Merger without completing the Merger, and either of us can terminate the Agreement and Plan of Merger under various circumstances, including if

      o     the Merger is not completed by June 30, 1999

      o     a court or other governmental authority prohibits the Merger

      o the other has materially breached any representation, warranty or obligation contained in the Merger Agreement

      o the approval of the Merger by the stockholders of Talk Visual or Videocall has not been obtained

Important Federal Income Tax Consequences

      We have structured the Merger so that neither Talk Visual, Videocall nor our stockholders will recognize any gain or loss for Federal income tax purposes as a result of the Merger.

Appraisal Rights:

No Appraisal Rights of Talk Visual Stockholders

      Under Delaware law, Talk Visual stockholders do not have the right to require Talk Visual to purchase the shares of Talk Visual common stock held by them for cash at the fair value of those shares in connection with, or as a result of, the Merger or the other matters to be acted upon at the special meeting.

Appraisal Rights of Videocall Stockholders

      Under Florida law, holders of Videocall common stock are entitled to require Videocall to purchase the shares of Videocall common stock held by them for cash at the fair value of these shares if the Merger is consummated provided certain procedures are followed. Failure to take any necessary steps will result in a termination or waiver of the rights of a Videocall stockholder to seek appraisal.

Comparative Market Price Data

      On September 11, 1998, the last full trading day prior to public announcement of the signing of the Merger Agreement, the closing price per share reported on the Nasdaq SmallCap Market for the Talk Visual common stock was $1 5/16. The average daily closing price per share reported on the Nasdaq SmallCap Market for the Talk Visual common stock during the month of August 1998 was $1 7/32. Effective April 7, 1999, the Talk Visual common stock was delisted from the Nasdaq SmallCap Market and currently trades on the OTC Bulletin Board. There is no public market for the Videocall common stock.

Listing of Talk Visual Common Stock

      The shares of Talk Visual common stock issued in connection with the Merger will be traded on the OTC Bulletin Board.

Dividends After the Merger

      Historically, neither Talk Visual nor Videocall has paid dividends. Talk Visual and Videocall have had, and Talk Visual will continue to have, a substantial commitment to expanding their businesses, and that expansion has required the cash that otherwise might be available for dividends.

Selected Historical Financial Data

                             TALK VISUAL CORPORATION

      The following table presents the summary historical financial information of the Company. The summary historical financial information as of the end of or for each of the last five fiscal years has been derived from audited financial statements of the Company. The information as of and for the three month periods ended March 31, 1999 and 1998 has been derived from unaudited financial statements and, in the opinion of management, includes all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the information shown herein. The operating results for the three months ended March 31, 1999 are not necessarily indicative of the results to be expected for the entire fiscal year. This selected financial data should be read in conjunction with the Company's consolidated financial statements and the accompanying notes presented elsewhere in this Proxy Statement/Prospectus/Notification of Merger. The historical information for the years ended December 31, 1995 and 1994 are not included in this Proxy Statement/Prospectus/Notification of Merger.

                                                                  Year Ended December 31
                                                                  ----------------------
                                         1998           1997           1996          1995            1994
                                         ----           ----           ----          ----            ----
Statement of Operations Data:
Revenue
  Royalties ........................   $   206,452    $   411,465    $   768,716    $     9,179    $    16,809
  Software sales ...................        52,960         85,723         13,501         36,399         69,856
  Consulting .......................        80,000             --         12,125          6,000        100,000
  Rental activities ................            --             --             --             --             --
                                       -----------    -----------    -----------    -----------    -----------
     Total .........................       339,412        497,188        794,342         51,578        186,665
Costs and expenses:
  Cost of royalties ................         9,558        211,308         76,507         13,939             --
  Cost of software sales ...........        33,254         98,881          9,745         31,528         46,783
  Product development ..............     1,008,640        619,516      1,664,478         72,951        196,595
  Consulting services ..............            --             --             --             --             --
  Legal and accounting .............            --             --             --             --             --
  General and administrative .......       941,667      1,351,127      1,585,084        336,457        133,644
  Real estate operations ...........            --             --             --             --             --
  Selling ..........................        77,309        267,376         91,995         21,216          9,829
                                       -----------    -----------    -----------    -----------    -----------
     Total .........................     2,070,428      2,548,208      3,427,809        476,091        386,851
Income (loss) from operations ......    (1,731,016)    (2,051,020)    (2,633,467)      (424,513)      (200,186)
Interest expense ...................        47,626        123,571        459,315        267,005         51,707
Interest income ....................            --        (19,492)      (108,240)            --             --
Other expense ......................        32,862             --             --             --             --
Other income .......................      (192,798)            --             --             --             --
                                       -----------    -----------    -----------    -----------    -----------
Net loss before extraordinary item..   $(1,618,706)   $(2,155,099)   $(2,984,452)   $  (691,518)   $  (251,893)
Extraordinary item .................       300,000             --             --             --             --
                                       -----------    -----------    -----------    -----------    -----------
Net loss ...........................   $(1,318,706)   $(2,155,099)   $(2,984,452)   $  (691,518)   $  (251,893)
                                       ===========    ===========    ===========    ===========    ===========
Net loss per common share basic
  and diluted
   Before extraordinary item .......   $     (1.54)   $     (2.51)   $     (4.78)   $     (2.60)   $     (0.95)
   Extraordinary item ..............          0.28             --             --             --             --
   After extraordinary item ........   $     (1.26)   $     (2.51)   $     (4.78)   $     (2.60)   $     (0.95)
Dividends per share ................             0              0              0              0              0
Weighted average common stock
  outstanding basic and diluted ....     1,054,175        858,211        623,968        266,067        266,067

                                        Three Months Ended March 31,
                                        ----------------------------
                                            1999          1998
                                            ----          ----
Statement of Operations Data:
Revenue
  Royalties ........................    $     2,028    $   128,909
  Software sales ...................             --          8,122
  Consulting .......................             --         42,000
  Rental activities ................         19,264             --
                                        -----------    -----------
     Total .........................         21,292        179,031
Costs and expenses:
  Cost of royalties ................          3,204         17,221
  Cost of software sales ...........             --         10,562
  Product development ..............             --
  Consulting services ..............      1,483,887             --
  Legal and accounting .............         95,310         29,459
  General and administrative .......         49,349        159,812
  Real estate operations ...........          8,766             --
  Selling ..........................             --         24,556
                                        -----------    -----------
     Total .........................      1,640,516        284,942
Income (loss) from operations ......     (1,619,224)      (105,910)
Interest expense ...................          1,243         12,645
Interest income ....................         (4,037)            --
Other expense ......................          1,563             --
Other income .......................             --             --
                                        -----------    -----------
Net loss before extraordinary item..    $(1,617,993)   $  (118,555)
Extraordinary item .................             --             --
                                        -----------    -----------
Net loss ...........................    $(1,617,993)   $  (118,555)
                                        ===========    ===========
Net loss per common share basic
  and diluted
   Before extraordinary item .......    $     (0.47)   $     (0.12)
   Extraordinary item ..............             --             --
   After extraordinary item ........    $     (0.47)   $     (0.12)
Dividends per share ................              0              0
Weighted average common stock
  outstanding basic and diluted ....      3,454,555        885,001

                                                                 December 31,                                 March 31,
                                       1998          1997           1996          1995           1994           1999
                                    -----------   -----------    -----------   -----------    -----------    -----------
Balance Sheet Data:
Cash and cash equivalents .......   $   153,608   $    14,464    $ 1,804,779   $   365,190    $    20,750    $   449,799
Working capital (deficiency) ....     1,674,338      (672,039)     1,155,017      (162,097)      (186,013)     1,768,802
Total assets ....................     2,503,561     1,614,932      3,680,507       710,890         96,492      6,744,584
Long-term debt (including current
  portion) ......................       356,066       945,501        461,802     1,338,084        626,431      1,171,151
Stockholders' equity (deficit) ..     2,000,842       552,388      2,505,481      (834,590)      (674,895)     5,376,222

-------------
(1) Product development expenses for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 and the three months ended March 31, 1999 and 1998 are net of co-funding development expenses of $0, $0, $173,000, $261,140, $338,058, $0 and $0, respectively.

               VIDEOCALL INTERNATIONAL CORPORATION AND SUBSIDIARY

      The following table presents the historical financial information for Videocall. Videocall commenced operations in 1998 and, accordingly, earlier periods are not presented.

                                                          Initial Period                Three Months
                                                      Ended December 31, 1998       Ended March 31, 1999
                                                      -----------------------       --------------------
Statement of Operations Data
Revenue ..............................................   $    229,127                  $    206,904

Costs and Expenses:
    Product development ..............................        270,376                        39,935
     Real estate operations ..........................        258,446                       111,322
    General and administrative .......................        798,461                       493,550
    Selling and marketing ............................         51,607                        43,329

              Total ..................................      1,378,891                       687,136
Income (loss) from operations ........................     (1,149,764)                     (480,232)
Interest Expense .....................................       (106,768)                     (129,570)
Interest Income ......................................          2,445                            --
Loss before other adjustments ........................     (1,254,087)                     (609,801)
Less current year loss from subsidiary attributable to
     pre-ownership period ............................         56,713                            --
Net loss .............................................   $ (1,197,374)                 $   (609,801)
Net loss per common share ............................   $      (0.13)                 $      (0.02)
Dividends per share ..................................             --                            --
Weighted average common stock outstanding ............      9,610,293                    27,827,500

Balance Sheet Data
    Cash and cash equivalents ........................   $    225,050                  $     37,769
    Working capital (deficiency) .....................        183,501                       478,544
    Total assets .....................................     11,011,494                    10,935,882
    Long-term debt (including current portion) .......      4,183,188                     5,223,756
    Stockholders' equity (deficit) ...................      5,144,090                     4,612,170

Talk Visual Corporation and Subsidiaries Summary Pro Forma Financial Data

   The following table presents the summary pro forma financial data of the Company after giving effect to the Merger of Videocall, accounted for as a reverse merger, with and into Legacy Software Acquisition, Inc., the Company's wholly owned subsidiary. The summary pro forma financial information has been derived from or prepared consistently with the pro forma consolidated financial statements included herein. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have occurred or that will occur upon consummation of the Merger. The following summary financial information should be read in conjunction with such historical and pro forma consolidated financial statements and notes thereto included herein. See "Pro Forma Condensed Statements."

                                 Summary Pro Forma Financial Information

                                                                                              For the Period
                                                                                           Ended March 31, 1999
                                                                                        ---------------------------
Statement of Operations Data
Revenue
   Rental activities..................................................................                 $   226,168
   Software sales and development services............................................                       2,028
       Total..........................................................................                     228,196

Costs and Expenses:
   Consulting services................................................................                 $ 1,483,887
   Cost of software development.......................................................                      38,935
   Cost of software sales.............................................................                       3,204
   Real estate operations.............................................................                     120,088
   General and administrative.........................................................                     542,899
   Legal and accounting...............................................................                      95,310
   Selling and marketing..............................................................                      43,329
   Other expenses.....................................................................                       1,563
       Total..........................................................................                   2,329,215

Income (loss) from operations.........................................................                  (2,101,019)
Interest expense......................................................................                    (130,813)
Interest income.......................................................................                       4,037
Net loss..............................................................................                  (2,227,795)
Net loss per common share.............................................................                       (0.11)
Dividends per share...................................................................                          --
Weighted average common stock outstanding.............................................                  20,895,575

Balance Sheet Data
   Cash and cash equivalents..........................................................                 $   674,849
   Working capital....................................................................                   1,952,303
   Total assets.......................................................................                  17,771,078
   Long-term debt (including current portion).........................................                   6,593,289
   Stockholders' equity...............................................................                  10,605,312

Forward Looking Statements

      Talk Visual and Videocall have made forward-looking statements in this document that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of Talk Visual and Videocall as well as statements preceded by, followed by or that include the words "believes", "expects", "anticipates" or similar expressions. You should understand that certain important factors, in addition to those discussed elsewhere in this document, could affect the future results of Talk Visual and could cause those results to differ materially from those expressed in our forward-looking statements. Such factors include delays or unexpected costs incurred in connection with Talk Visual, through Videocall, entering the world-wide video teleconferencing market.

      Unless otherwise indicated, all information in this document reflects a one-for-three reverse split of the outstanding shares of Common Stock in June 1998.

      RISK FACTORS--THE COMPANY

      In connection with the Merger, the Company intends to exit the business of developing CD-ROM and Internet games and to concentrate solely on the business of Videocall. Accordingly, to the extent that the following risk factors relate to the business of developing CD-ROM and Internet games, they may be of limited relevance to the Company in the event that the Merger is consummated. For risks relating to the business of Videocall, see "Risk Factors -- Videocall."

      Need for additional capital; uncertainty as a going concern. Prior to the $2,200,000 private placements made in conjunction with the proposed merger with Videocall and the reduction of indebtedness resulting from the settlement with IBM and the sale of certain assets plus assumption of debt by Legacy Interactive, Inc., a company affiliated with the former Chairwoman of Talk Visual, the Company

      o     had never achieved operating profits,

      o     had negative working capital and limited cash on hand,

      o     had significant short and long term indebtedness,

      o ceased development of new titles pending the generation of additional working capital or the implementation of subcontractor relationships on terms that permit payments to be made by the Company when it has cash available to make such payments,

      o     curtailed its Internet gaming services,

      o     closed one of its business offices,

      o     significantly reduced marketing and public relations efforts, and

      o     reduced its total number of employees to four.

      Revenues from the Company's Emergency Room title and derivatives thereof are minimal and in light of the proposed Merger with Videocall, are expected to cease. The Company has incurred net losses since inception and expects to continue to operate at a loss during 1999. The Company's prospects must be considered in light of the risks, expenses and difficulties encountered by companies in the early stages of development, particularly companies in new and rapidly evolving markets. The Company's ability to maintain operations in the near term and to achieve positive cash flow in the future depends on a variety of factors. Without the infusion of funds in conjunction with the Videocall transaction and given the Company's current working capital deficiency and lack of cash resources, should the Company be unable to obtain additional funding to supply its near-term cash requirements, there is substantial doubt as to the Company's ability to continue as a going concern. Additionally, since we have ceased our software development and sales activities, in the event the Merger is not consummated, we will not have any future revenue stream.

      Delisting of the Company's common stock on NASDAQ. On April 7, 1999, we were notified by The Nasdaq Stock Market, Inc. that we were being delisted from the NASDAQ SmallCap Market and would trade on the OTC Bulletin Board. The Company believes that this delisting is likely to adversely affect the liquidity of the Talk Visual Common Stock. The Company is now subject to the "penny stock" rules of Rule 15g-9 under the Exchange Act. The penny stock rules impose various sales practice and disclosure requirements on brokers. These sales practice and disclosure requirements may adversely affect the trading market in the Talk Visual Common Stock.

      Management of growth; uncertainties relating to acquisitions, business combinations and new businesses. We have pursued, are currently pursuing and, in the future may pursue, new technologies and businesses internally and through acquisitions and combinations which involve significant risks. Any such acquisition or combination may involve, among other things, the issuance of equity securities, the payment of cash, the incurrence of contingent liabilities and the amortization of expenses related to goodwill and other intangible assets, and transaction costs, which have adversely affected, or may adversely affect, the Company's business, results of operations and financial condition. Our ability to integrate and organize any new businesses and/or products, whether internally developed or obtained by acquisition or combination, including the Passport2 Internet game and information service, will likely require significant expansion of our operations. There is no assurance that we will have or be able to obtain the necessary resources to satisfactorily effect such expansion and the failure to do so could have a material adverse effect on our business, financial condition and results of operations. In addition, our future acquisitions and or combinations involve risks of, among other things, entering markets or segments in which we have no or limited prior experience, the potential loss of key employees of the acquired company and/or difficulty, delay or failure in the integration of the operations, management, personnel and business of any such new business with our business and operating and financial difficulties of any new or newly combined operations, any of which could have a materially adverse effect on our business, financial condition and results of operations. Moreover, there can be no assurance that the anticipated benefits of any specific acquisition or of any internally developed new business segment or business combination will be realized.

      Dependence on discontinued products for substantially all the Company's revenues. For the year ended December 31, 1998, approximately 93% of our total revenue was derived from Alpha Soft Corporation on royalty revenue generated by the D.A. Pursuit of Justice and Emergency Room Intern titles. We have terminated our co-development relationship with IBM with respect to future RealPlay(TM) titles, including, but not limited to, the D.A. Pursuit of Justice title. In light of our cessation of software development and sales as a result of the proposed Merger with Videocall, should the Merger not take place, there will be a material adverse effect on our business, financial condition and results of operations. In addition, upon the Merger taking effect, the Company will concentrate on the business activity of Videocall, with the attendant risk of Videocall's development activity. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations--General" and "--Results of Operations."

      No assurance of profitability. Because Videocall is a development stage company, with no history of earnings, there can be no assurance that we will achieve profitability after the Merger and, even if achieved, that profitability will be consistent on a quarterly or annual basis.

      Year 2000 issues. The Company has reviewed its computer systems in order to evaluate if any modifications are necessary for the year 2000. The Company currently does not anticipate that any material modifications or expenditures will be required in its computer systems to bring the systems into compliance with the computational needs for the year 2000.

The Company has been advised by its external vendors that their systems are in compliance with year 2000 issues.

                             RISK FACTORS--VIDEOCALL

      Dependence on senior management. Videocall is dependent in large part on its ability to retain the services of its principal executive officers, and upon the ability of these executives to execute Videocall's strategy. The loss of any of these individuals may have a material adverse effect on Videocall. Videocall plans to hire additional senior management; however, there is no assurance that appropriate management personnel will be available to Videocall. The failure of Videocall to retain additional management personnel will restrict Videocall's future growth plans.

      Mass market ownership of technology. The communications industry is characterized by rapidly changing technology, frequent new service and product introductions, significant and rapid lowering of the price of technology, and more widespread personal ownership of technology. New technology may make Videocall's technology obsolete. Wide spread personal ownership of Videocall technology may significantly reduce any demand for Videocall's services. Videocall's success will depend upon its services being in demand from a services provider like Videocall; and if that demand is not present, for Videocall to offer similar services for which there is a demand from a services provider like Videocall.

      Rapid advance of industry. The communications industry is fast paced and rapidly changing. There is no guarantee that Videocall's plans as they exist today will be viable in the future. Shifts in technology, business and consumer demands, acquisition of teleconferencing and Videocall technology by businesses and consumers, and government regulations could hinder Videocall's strategy and growth plans.

      Competition. Videocall will be faced with competition from off-the-shelf and value-added sellers of communications equipment and services. There is no assurance that Videocall will be able to compete effectively. It is conceivable that existing retailers and value-added communications service providers could, if necessary, alter their business strategies and compete more effectively than Videocall. Additionally, other start-up operations could open in Videocall's targeted markets, thus hindering Videocall's growth plans.

      Lack of sufficient capital. Videocall will require significant additional capital in order to execute its business plans. There is no guarantee that Videocall will have access to future capital.

      No expectation of dividends. Videocall intends to use all available funds for the operation and expansion of Videocall. Accordingly, Videocall has no plans to pay dividends for the foreseeable future, even if such funds were to become available.

                                  INTRODUCTION

Talk Visual Corporation

      This Proxy Statement/Prospectus/Notification of Merger is furnished to the holders of Company Common Stock in connection with the solicitation by the Company of proxies to be voted at a Special Meeting of Stockholders of the Company (the "Stockholders") to be held on Tuesday, June 15, 1999 (the "Special Meeting") and any postponements or adjournments thereof. This Proxy Statement is first being mailed to Stockholders of the Company on or about May 28, 1999.

      At the Special Meeting, the Stockholders will consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of September 14, 1998 (the "Merger Agreement"), pursuant to which, among other things:

      o Videocall will be merged with and into a wholly owned subsidiary of Talk Visual; and

      o each share of common stock of Videocall outstanding immediately prior to the Merger (other than shares held by the Company or by stockholders who have perfected and not withdrawn their rights to seek appraisal of their shares under applicable Florida law) will be converted into one share of Common Stock of the Company, except that shares owned by the Videocall Founders will each be converted into a combination of shares of Talk Visual Common Stock and/or non-transferable three-year options to purchase Talk Visual Common Stock at an exercise price of $1.00 per share, generally equal to one share of Talk Visual Common Stock (actual shares and/or options) for each share of Videocall common stock (respectively, the "Merger Consideration").

      The actual combination of shares and options generally will be determined on the basis of (a) three shares of Talk Visual Common Stock for each one dollar invested in Videocall common stock (except in the case of nominal investments of $.01 per share) and (b) to the extent that the number of shares of Videocall common stock held exceeds the number of shares of Talk Visual Common Stock determined pursuant to clause (a), options for the number of such excess shares. The 19,841,400 shares of Talk Visual Common Stock to be issued in connection with the Merger represent approximately 80.02% of the shares of Talk Visual Common Stock to be outstanding immediately upon consummation of the Merger, and, in addition, options to purchase 15,608,477 shares of Talk Visual Common Stock will be issued to the Videocall Founders.

      At the effective time of the Merger (the "Effective Time"), all shares of Videocall common stock will no longer be outstanding and will be canceled and retired and will cease to exist, and each certificate representing any shares of Videocall common stock (the "Certificates") will thereafter represent only the right to receive the Merger Consideration, or the right, if any, to receive payment from the Talk Visual subsidiary (the "Transitory Subsidiary") of the "fair value" of such shares as determined in accordance with the Florida law.

      Upon the consummation of the Merger, the separate corporate existence of Videocall will cease, all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Videocall will be vested in the Transitory Subsidiary and the Transitory Subsidiary will continue as the surviving corporation and a wholly owned subsidiary of the Company. See "Proposal 1. The Merger--The Merger."

      The Stockholders will also be asked to consider and vote upon a proposal to change the state of incorporation of the company from Delaware to Nevada and in connection therewith effectively increase the number of shares of capital stock from 15,000,000 to 125,000,000, of which 100,000,000 will be Common Stock and 25,000,000 will be preferred stock, $.001 par value.

      The Board of Directors of the Company has determined that the Merger Agreement and the transactions contemplated thereby are reasonable, fair to and in the best interests of the Company and its stockholders and recommends that the stockholders of the Company approve the Merger Agreement and the Merger as well as the Reincorporation Proposal.

Videocall International Corporation:

      Videocall is not soliciting proxies or written consents in connection with the Merger. Upon consummation of the Merger, this Proxy Statement/Prospectus/Notification of Merger will be sent to the holders of Videocall Stock as the Notification of Merger required by Section 607.0704 of the Florida Business Corporation Act (the "FBCA"). Holders of Videocall common stock should review this Proxy Statement/Prospectus/Notification of Merger carefully, particularly the matters set forth under "Proposal 1. The Merger" in order to determine whether to exercise their appraisal rights. See Proposal 1. The Merger--The Merger--Appraisal Rights."

                               VOTING AND PROXIES

Date, Time and Place of Special Meeting

      The Special Meeting is scheduled to be held at 10:00 a.m., local time, on Tuesday, June 15, 1999, at One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142.

Record Date and Outstanding Shares

      Only holders of record of shares of Company Common Stock at the close of business on May 10, 1999 (the "Record Date") may vote at the Special Meeting or at any adjournments or postponements thereof. As of the Record Date, there were 4,954,916 shares of Common Stock outstanding, the only class of securities of the Company entitled to vote at the Special Meeting, held by approximately 800 stockholders of record. Each stockholder is entitled to one vote for each share registered in the stockholder's name on the Record Date.

Voting Proxies

      Many of the Company's stockholders may be unable to attend the Special Meeting. Therefore, the Company's Board of Directors is soliciting proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Special Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. However, if a stockholder does not return a signed proxy card, his or her shares will not be voted by the proxies. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card and a choice is not specified, the shares represented by that proxy card will be voted in favor of (1) the Merger and (2) the Reincorporation Proposal and may also be voted in the proxy holder's discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof. See "Vote Required" below.

      Stockholders of the Company who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked

      o by duly executing and delivering a later proxy prior to the exercise of such proxy,

      o by giving notice of revocation in writing to the Secretary of the Company prior to the meeting at One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142, or

      o     by attending the Special Meeting and voting in person.

Vote Required

      A quorum for the transaction of business at the meeting consists of holders of a majority of the outstanding shares of the Company's Common Stock, present in person or by proxy. In the event that less than a majority of the outstanding shares are present at the Special Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Special Meeting from time to time without further notice, other than announcement at the Special Meeting, until a quorum shall be present or represented.

      The affirmative vote of holders of at least a majority of the outstanding shares of Talk Visual Common Stock as of the Record Date is required to approve and adopt the Merger Agreement and the transactions contemplated thereby and the Reincorporation Proposal. In addition, the adoption of the Merger Agreement will require the affirmative vote of holders of a majority of the shares of Talk Visual Common Stock voting at the Special Meeting not issued by the Company to Videocall or any of its affiliates. Under the Delaware General Corporation Law (the "Delaware Law"), in determining whether the proposal regarding the adoption of the Merger Agreement and the Reincorporation Proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against such proposal.

Solicitation of Proxies; Expenses

      The cost of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Stockholders and this Proxy Statement/Prospectus/Notification of Merger, will be borne by the Company. Solicitation will be made primarily by mailing this Proxy Statement/Prospectus/Notification of Merger to all stockholders entitled to vote at the Special Meeting. In addition, the Company will request brokers, custodians, nominees and other fiduciaries to forward copies of such materials to persons for whom they hold Talk Visual Common Stock in order that such shares may be voted. Proxies may be solicited by officers and regular employees, personally or by telephone, but at no compensation in addition to their regular compensation as employees. The Company may reimburse brokers, custodians, nominees and other fiduciaries holding shares in their names for third parties, for the cost of forwarding Proxy Statements/Prospectuses/Notifications of Merger to and obtaining proxies from third parties. In addition, while the Company has no present intention to retain anyone to assist in soliciting proxies, the Company may do so if it deems such action necessary.

                             PROPOSAL 1. THE MERGER

                              PARTIES TO THE MERGER

Talk Visual Corporation

      The Company was organized in California in 1989 as a successor to a partnership formed in 1986, and was reincorporated in Delaware in 1996. The principal offices of the Company are located at One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142, and its telephone number is (617) 679-0300.

      Historically, the Company developed mind stimulating CD-ROM and Internet games which entertained as well as educated. The Company created several best selling "edutainment" software titles, including Children's Writing and Publishing Center (published by The Learning Company), Mickey's Crossword Puzzle Maker (Walt Disney), Mutanoid Math Challenge, Mutanoid Word Challenge and Magic Bear's Masterpiece (published by Talk Visual). An edutainment product combines entertainment and education content for home and educational use and makes learning an integral part of playing a game. In 1995, the Company introduced its first title in the Company's RealPlay(TM) (formerly Career SimTM) series, Emergency Room, marketed by its then co-development partner, International Business Machines Corporation. In 1997, the Company introduced a second title in the Company's RealPlay series, D.A. Pursuit of Justice TM and Emergency Room Intern TM a Win95 enhanced version of Emergency Room TM featuring 50 new cases both of which were distributed through a marketing and distribution agreement with Alpha Software Corporation, which terminated on December 31, 1998. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations."

      In addition to CD-ROM development, in 1997 the Company created an Internet game and information service, the Passport2 TM Network. Passport2 enabled users to compete with one another via the Internet. This Internet service was based on proprietary Win95 client server technology developed by On The Toes of Giants, a California corporation, substantially all of the assets of which the Company acquired in August, 1996. The Company closed Passport2 on October 9, 1998.

      In connection with the Merger, the Company intends to exit the business of developing CD-ROM and Internet games and to concentrate solely on the business of Videocall.

Videocall International Corporation

      Videocall International Corporation ("Videocall") is building a global telecommunications organization that will specialize in the field of video-conferencing. Videocall intends to provide consumers and businesses both in the United States and in other countries throughout the world with a wide range of telecommunications services, specializing in offering customers the ability to Videocall each other. Videocall's primary operations are based out of Cambridge, Massachusetts. Videocall has engaged an experienced management team, sales associates and support staff. Videocall is currently a development stage company, with international operations scheduled to start in the spring of 1999.

      Videocall is licensed by the Federal Communications Commission ("FCC") and has associate companies and organizations licensed in several other countries.

      Videocall's plans to undertake an aggressive growth strategy that includes setting up retail Videocalling centers in various locations in the United States and throughout the world, and acquiring other national and international operations to establish and increase market presence, sales volume and Videocall's global geographic base. Videocall is currently exploring developing and expanding its retailing operations by acquiring other associate businesses, such as existing telecommunications and videoconferencing operations as well as travel agencies and tour operators located in key cities around the world. These locations would have videoconferencing facilities installed into them, thus quickly expanding Videocall's sphere of activities globally.

                                   THE MERGER

General

      The discussion of the Merger in this Proxy
Statement/Prospectus/Notification of Merger and the description of the principal terms of the Merger Agreement are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is attached hereto as Annex A and incorporated herein by reference, and to each of the other Annexes to this Proxy Statement.

Background of the Merger

      Videocall believes it is one of the first companies in the world to attempt to bring the benefits of international videocalling to the general public. The inspiration for and understanding of its service and profit potential is based on the founders' direct involvement in and creation of the prepaid global telecommunications industry. Videocall's global mission focuses on linking key population groups in city micro-environments with their "dual nationality counterparts" in other cities, both domestically in the U.S. and abroad, for the purposes of creating ongoing videocalling traffic.

      In order to develop its global reach, the Directors of Videocall decided in February of 1998 to seek an appropriate public vehicle with which to merge to obtain a publicly traded "currency" with which to effectuate acquisitions. The Directors considered the possibilities of either a Bulletin Board, NASDAQ, American or New York Stock Exchange listed company with which to effectuate a merger. In July of 1998, while the Directors were considering a variety of possible merger candidates, the Directors of Videocall were approached by First Fidelity Capital with respect to a proposed relationship with the Company.

      In early 1998, it became apparent to the Board of Directors of the Company that the Company shortly would have insufficient working capital to continue its operations. Accordingly, after unsuccessfully attempting to negotiate a joint venture agreement with a third party, the Company engaged First Fidelity Capital to locate a possible transaction for the Company which would provide the Company with sufficient capital.

      In the middle of August 1998, Videocall signed a non-circumvent and non-compete agreement with First Fidelity Capital, and shortly thereafter entered into merger discussions with the Company's then Chief Executive Officer (Dr. C. Robert Kline), Chairwoman (Dr. Ariella Lehrer) and Chief Financial Officer (William Sliney). A series of discussions took place in Los Angeles, Cambridge and via telephone over the course of the five weeks following the non-circumvent agreement.

      The Company had expected to use the majority of the net proceeds of its initial public offering in May 1996 to develop additional CAREER-SIMS(TM) titles. Only two titles were developed.

      Since inception, Talk Visual had never achieved profitability. The Company developed CD-ROM "edutainment" computer software -- a product which combines entertainment and education content for home and educational use, and in which learning is an integral part of playing a game.

      On February 26, 1998 Talk Visual had been notified by NASDAQ that the Company was not in compliance with the net tangible assets/market capitalization/net income requirement(s), pursuant to NASD Marketplace Rule(s) 4310(c)(02) and the minimum bid price requirement, pursuant to NASD Marketplace Rule 4310(c)(04), both of which became effective on February 23, 1998.

      Non-compliance with these and other rules adopted by NASDAQ at that date, would have resulted in the Company's stock being delisted from the NASDAQ SmallCap Market. On July 20, 1998 NASDAQ notified the Company that continuing failure to comply with these rules would result in delisting of the Company's stock on July 28, 1998. The Company filed an appeal for an oral hearing on a date to be determined by NASDAQ to stay the delisting. NASDAQ subsequently set the date of September 18, 1998 for an oral hearing.

      Based on the fiscal, operational and capital structure of Talk Visual and Videocall, on September 4, 1998 and pursuant to meetings held during the previous four days, the Directors of the Company signed a Letter of Intent to purchase the common shares of Videocall in exchange for Common Stock. To assist in supporting the continuing operations and staff at Talk Visual, on the same day Videocall infused $200,000 into the Company to assist the Company in handling current payables and salaries.

      On September 8, 1998, Talk Visual and Videocall entered into a non-binding agreement to effectuate the acquisition of Videocall by Talk Visual. In a separate announcement on the same day, but related to the maintenance of the NASDAQ listing, the Directors of Talk Visual announced a one-for-three split of its Common Stock.

      On Tuesday, September 15th, the Merger Agreement was announced by the issuance of a joint press release. The release documented the actions of the Board of Directors of Talk Visual on the evening of Monday, September 14, 1998. On that day, the Company Board and the Chairman of Videocall, Michael J. Zwebner, acting on behalf of the Board of Videocall, executed and delivered the Merger Agreement.

      In other actions at the September 14th meeting, Ariella Lehrer resigned as a Director of Talk Visual. Michael Cuzner-Charles, Eugene A. Rosov, and Alexander H. Walker, Jr. were appointed to the Talk Visual Board of Directors. Michael J. Zwebner was elected a Director and Chairman of Talk Visual.

      On September 18, 1998 the NASDAQ oral hearing/meeting was attended by members of the Company Board and key management. Pursuant to requirements promulgated by the NASDAQ review board, and based on NASDAQ staff recommendations, the Company's Chairman, Michael J. Zwebner, was requested to, and agreed to arrange for the infusion into Talk Visual of, the sum of $2,000,000 in order to maintain the Company's NASDAQ listing. These funds were to be in addition to the $200,000 infused earlier. Within seven days, the funds were held in escrow by the Company's General Counsel, Alexander H. Walker, Jr. at his law firm in Salt Lake City, Utah. The receipt of the funds, pursuant to a private placement effectuated by Mr. Zwebner, was announced by the Company on September 25, 1998.

Reasons for the Merger

      The Company's Board of Directors believes that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its stockholders and has unanimously approved the Merger Agreement and the Merger. Accordingly, The Board Of Directors Unanimously Recommends That The Stockholders Of The Company Vote For Approval And Adoption Of The Merger Agreement And The Merger.

      In the course of its deliberations during the Board meeting held on September 14, 1998, the Company Board reviewed with management a number of factors relevant to the Merger, including the strategic overview and prospects for the Company. In reaching its unanimous determination that the Merger Agreement and the Merger are in the best interests of the Company and its stockholders, the Board considered a number of factors. Negative factors included

      o the risk that the benefits sought in the Merger would not be fully achieved,

      o the risk that the Merger would not be consummated, and the effect of the public announcement on the Company's sales and operating results,

      o     the risks attendant to the integration of the two companies and

      o the other risks described under "Risk Factors--The Company" and "Risk Factors--Videocall."

The Board believes that these negative factors were outweighed by the positive factors including, without limitation, information relating to the financial condition and results of operations of the Company and of Videocall, and management's estimates of the prospects of the Company and Videocall, including prospects for the global videocalling business, which, in the Board's view, supported a determination that the consummation of the Merger with Videocall provided the Company and its stockholders with the best opportunity to make the survival of the Company more likely.

      As a legal matter, in the Merger, Talk Visual will acquire Videocall, which will become a wholly owned subsidiary of Talk Visual. However, because the Videocall stockholders will own a majority of the outstanding shares of Common Stock after the Merger, for accounting purposes, the transaction will be treated as a reverse acquisition with Videocall as the accounting acquiror.

      The foregoing discussion of the information and factors discussed by the Board of Directors is not meant to be exhaustive, but includes material factors considered by the Board. The Board did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Merger is in the best interests of the Company and its stockholders.

Effective Time of the Merger

      The Merger Agreement provides that Videocall will be merged with and into the Transitory Subsidiary and that following the Merger, the separate existence of Videocall will cease and the Transitory Subsidiary will continue as the wholly owned subsidiary of the Company. The Merger will become effective upon the filing of the Articles of Merger contemplated by the Merger Agreement with the Secretary of State of the State of Florida (the "Effective Time") in accordance with the FBCA. The Effective Time of the Merger will be as soon as practicable after all conditions to the Merger have been fulfilled or waived, which is anticipated to be on or about the date of the Special Meeting. The Merger Agreement also provides that

      o the Certificate of Incorporation of the Transitory Subsidiary as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Transitory Subsidiary;

      o the Bylaws of the Transitory Subsidiary as in effect immediately prior to the Effective Time shall be the Bylaws of the Transitory Subsidiary;

      o at the Effective Time, the directors of Videocall, together with Michael J. Zwebner, Eugene A. Rosov, Michael Cuzner-Charles and Alexander M. Walker, Jr. shall be the directors of the Transitory Subsidiary;

      o the officers of Videocall and such other persons as designated by Videocall shall be the initial officers of the Transitory Subsidiary; and

      o the Merger shall, from and after the Effective Time, have all the effects provided by the FBCA.

Conversion and Cancellation of Videocall Common Stock

      At the Effective Time, all such shares of Videocall common stock will no longer be outstanding and will be canceled and retired and will cease to exist, and each certificate representing any shares of Videocall common stock (the "Certificates") will thereafter represent only the right to receive the Merger Consideration, or the right, if any, to receive payment from the Transitory Subsidiary of the "fair value" of such shares as determined in accordance with the FBCA.

Exchange Procedures

      Immediately following the Effective Time, the Company will furnish to The Nevada Agency and Trust Company (the "Exchange Agent") instructions directing the Exchange Agent to issue to each shareholder of Videocall their pro rata share of the Merger Consideration.

      As soon as reasonably practicable after the Effective Time, the Exchange Agent will mail to each holder of record of Videocall Stock immediately prior to the Effective Time (excluding any Dissenting Shares) a letter of transmittal (with instructions for use) for each such holder to use in surrendering the certificates which represented such holder's Certificates in exchange for a certificate representing the number of shares of Common Stock of the Company to which such holder is entitled.

      The Company will not pay any dividend or make any distribution on Common Stock (with a record date at or after the Effective Time) to any record holder of outstanding Certificates until such holder surrenders for exchange his, her, or its certificates which represented Certificates. The Company instead will pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. The Company may cause the Exchange Agent to invest any cash the Exchange Agent receives from the Company as a dividend or distribution in one or more permitted investments; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding Certificates as necessary. The Company may cause the Exchange Agent to pay over to the Company any net earnings with respect to the investments, and the Company will replace promptly any cash which the Exchange Agent loses through investments. In no event, however, will any holder of outstanding Certificates be entitled to any interest or earnings on the dividend or distribution pending receipt.

      The Company may cause the Exchange Agent to return any Common Stock and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding Certificates shall be entitled to look to the Company (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to the Certificates and dividends and distributions thereon to which he, she, or it is entitled upon surrender of his, her or its certificates.

      Certificates Should Not Be Surrendered By The Holders Of Videocall Stock Until Such Holders Receive The Letter Of Transmittal.

Interim Operations of the Company; Conduct Pending Merger

      From and after the date of the Merger Agreement until the Effective Time, except as contemplated by any other provision of the Merger Agreement, unless Videocall has consented in writing thereto, the Company has agreed:

      o to conduct its operations according to its usual, regular and ordinary course in substantially the same manner as theretofore conducted;

      o to refrain from amending its Certificate of Incorporation or Bylaws or comparable governing instruments;

      o to refrain from granting, conferring or awarding any option, warrant, conversion right or other right not existing on the date of the Merger Agreement to acquire any shares of capital stock of the Company or issue, sell or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

      o to refrain from (a) declaring, setting aside or paying any dividend or making any other distribution or payment with respect to any shares of its capital stock or other ownership interests or (b) directly or indirectly redeeming, purchasing or otherwise acquiring any shares of its capital stock or making any commitment for any such action;

      o to refrain from incurring or guarantying any indebtedness for borrowed money or making any loans, advances or capital contributions to, or investments in, any other person, or issuing or selling any debt securities other than borrowings under existing lines of credit and usual and customary advancements of expenses in the ordinary course of business;

      o to refrain from mortgaging or otherwise encumbering or subjecting to any lien any of its properties or assets;

      o to refrain from making any commitment or entering into any contract or agreement or making any capital expenditure other than in the ordinary course of business; and

      o to refrain from initiating any changes in employment terms for any of the Company's directors, officers, and employees outside the ordinary course of business; or commit to taking any of such above prohibited actions.

Conditions to the Merger

      Each party's respective obligation to effect the Merger is subject to the fulfillment at or prior to the date of the closing of the transactions contemplated by the Merger Agreement (the "Closing Date") of the following conditions:

      o the Merger Agreement and the transactions contemplated therein shall have been approved, in the manner required by applicable law or by the applicable regulations of any stock exchange or other regulatory body, as the case may be, by the holders of the issued and outstanding shares of capital stock of the Company and the Transitory Subsidiary,

      o neither of the parties to the Merger Agreement shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by the Merger Agreement,

      o the Merger Consideration shall have been approved for listing on the Nasdaq SmallCap Market and

      o all consents, authorizations, orders and approvals of (or filings or registrations with) any governmental entity required in connection with the execution, delivery and performance of the Merger Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a material adverse effect on the business, assets, financial condition or results of operations of either Videocall or the Company.

      The obligations of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of each of the following conditions, unless waived by the Company:

      o there shall have been no intentional or willful nonperformance, in any material respect, by Videocall of its agreements contained in the Merger Agreement required to be performed on or prior to the Closing Date nor shall there have been, in any material respect, any willfully or intentionally untrue representation or warranty of Videocall contained in the Merger Agreement or in any document delivered in connection therewith,

      o Videocall shall have performed in all material respects its agreements contained in the Merger Agreement required to be performed on or prior to the Closing Date, and the representations and warranties of Videocall contained in the Merger Agreement and in any document delivered in connection therewith shall be true and correct as of the Closing Date, except
            (A) for changes specifically permitted by the Merger Agreement and
            (B) that those representations and warranties which address matters only as of a particular date shall remain true and correct, in all material respects, as of such date,

      o the Company shall have received a certificate of the President or a Vice President of Videocall, dated the Closing Date, certifying to the effect of the preceding clauses,

      o the Company shall have received the resignations, effective as of the Closing Date, of each director and officer of Videocall,

      o Videocall shall have canceled all outstanding or authorized options, warrants, purchase rights, conversion rights, exchange rights, or other contracts or commitments that could require Videocall to issue, sell, or otherwise cause to become outstanding any of its capital stock,

      o there shall not have been any action taken, or any statute, rule, regulation, order, judgment or decree proposed, enacted, promulgated, entered, issued, or enforced by any foreign or United States federal, state or local governmental entity and there shall be no action, suit or proceeding pending (with a reasonable likelihood of success), which could (A) prevent consummation of any of the transactions contemplated by the Merger or the Merger Agreement, (B) cause any of the transactions contemplated by the Merger or the Merger Agreement to be rescinded following consummation, or (C) materially and adversely affect the right of the Transitory Subsidiary to own the former assets and to operate the former businesses of Videocall,

      o the Merger Agreement and the Merger shall have received the approval of the holders of a majority of the Common Stock of the Company and the holders of a majority of the Common Stock voting at the Special Meeting not issued by the Company to Videocall or any of its affiliates,

      o the Merger Agreement and the Merger shall have received requisite approval of the holders of a majority of the Videocall Stock,

      o Videocall shall have delivered to the Company the required Estoppel Certificates (as defined in the Merger Agreement),

      o from the date of the Merger Agreement through the Effective Time, there shall not have occurred any change or effect, either individually or in the aggregate, that is materially adverse to the business, assets, financial condition, properties or results of operations or prospects of Videocall and

      o the Company shall have received an opinion of counsel for Videocall, in form and substance reasonably satisfactory to the Company and its counsel.

      The obligations of Videocall to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by Videocall:

      o there shall have been no intentional or willful non-performance, in any material respect, by the Company of its agreements contained in the Merger Agreement required to be performed on or prior to the Closing Date nor shall there have been any willfully or intentionally untrue representation or warranty of the Company contained in the Merger Agreement or in any document delivered in connection therewith,

      o the Company shall have performed in all material respects its agreements contained in the Merger Agreement required to be performed on or prior to the Closing Date, and the representations and warranties of the Company contained in the Merger Agreement and in any document delivered in connection therewith shall be true and correct as of the Closing Date, except (A) for changes specifically permitted by the Merger Agreement or otherwise accepted in writing by Videocall and (B) that those representations and warranties which address matters only as of a particular date shall remain true and correct, in all material respects, as of such date,

      o Videocall shall have received a certificate of the President or a Vice President of the Company, dated the Closing Date, certifying to the effect of the preceding clauses,

      o from the date of the Merger Agreement through the Effective Time, there shall not have occurred any change or effect, either individually or in the aggregate, that is materially adverse to the business, assets, financial condition, properties or results of operations or prospects of the Company,

      o there shall not have been any action taken, or any statute, rule, regulation, order, judgment or decree proposed, enacted, promulgated, entered, issued, or enforced by any foreign or United States federal, state or local governmental entity, and there shall be no action, suit or proceeding pending (with a reasonable likelihood of success), which could (A) prevent consummation of any of the transactions contemplated by the Merger or the Merger Agreement, (B) cause any of the transactions contemplated by the Merger or the Merger Agreement to be rescinded following consummation, or (C) materially and adversely affect the right of the Transitory Subsidiary to own the former assets and to operate the former businesses of Videocall,

      o Videocall shall have received an opinion of counsel for the Company, in form and substance reasonably satisfactory to Videocall and its counsel,

      o the Merger Agreement and the Merger shall have received the approval of the holders of a majority of the Common Stock of the Company and the holders of a majority of the Common Stock voting at the Special Meeting not issued by the Company to Videocall or any of its affiliates and the Company's approval as the sole stockholder of the Transitory Subsidiary,

      o the Merger Agreement and the Merger shall have received approval of the holders of a majority of the Videocall Stock, and

      o Michael J. Zwebner, Eugene A. Rosov, Michael Cuzner-Charles and Alexander M. Walker, Jr. shall be elected directors of the Transitory Subsidiary.

Termination

      The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of the Merger Agreement by the stockholders of the Company, by the mutual consent of Videocall and the Company. In addition, the Merger Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of either Videocall or the Company if (1) the Merger shall not have been consummated within five (5) business days following June 30, 1999 (the "Termination Date") or (2) the approval of the Company's or Videocall's stockholders required by the Merger Agreement shall not have been obtained at a meeting duly convened therefor or at any adjournment thereof; and provided, in the case of a termination pursuant to clause (1), that the terminating party shall not have breached any representation, warranty or covenant made in the Merger Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger by the Termination Date.

Rights Offering

      If the Merger is consummated, it is the intention of the Company to grant, for no consideration, to each holder of Talk Visual Common Stock immediately prior to the consummation of the Merger, rights (the "Rights") to subscribe for one share of Talk Visual Common Stock at a subscription price of $2.50 per share. Each holder of Talk Visual Common Stock will receive one Right for each share of Talk Visual Common Stock held immediately prior to the consummation of the Merger. Videocall stockholders, as such, would not receive Rights. The Rights would expire 90 days after their date of issuance. Such rights will not be transferable by a holder of Talk Visual Common Stock, except to the immediate family or a trust set up for the benefit of such holder. In order to effect the offering of Rights (the "Rights Offering"), the Company must prepare and file with the Commission under the Securities Act, and the Commission must declare effective, a registration statement with respect to the Rights and the underlying Talk Visual Common Stock. The Company is unable to predict whether or when such registration statement would be declared effective and, accordingly, no assurance can be given as to the timing of the Rights Offering. The Rights Offering will be made only by a Prospectus under the Securities Act.

Interests of Certain Persons in the Merger

      In addition to any interest as stockholders of the Company and/or Videocall, the current officers and directors of the Company other than David B. Hurwitz are all affiliated with Videocall. However, it should be noted that the Company Board which approved the Merger Agreement and the transactions related thereto, and determined that they are fair to and in the best interests of the Company and its stockholders, was not comprised of affiliates of Videocall. See "Information Concerning the Company -- Management."

Appraisal Rights

      If the Merger is consummated, holders of shares of Talk Visual Common Stock are not entitled to appraisal rights under the Delaware Law.

      Holders of shares of Videocall common stock are entitled to appraisal rights under Sections 607.1301, 607.1302 and 607.1320 of the FBCA. Sections 607.1301, 607.1302 and 607.1320 are reprinted in their entirety as Appendix B to this Proxy Statement/Prospectus/Notification of Merger. All references in Appendix B and in this summary of rights of dissenting stockholders to a "stockholder" or a "shareholder" are to the record holder or holders of the dissenting shares of Videocall common stock. A person having a beneficial interest in shares of Videocall common stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

      The following discussion presents the material provisions of the FBCA relating to appraisal rights, however it is not a complete statement of such law and is qualified in its entirety by reference to Appendix B. This discussion and Appendix B should be reviewed carefully by any holder who wishes to exercise statutory appraisal rights or who wishes to preserve the right to do so, as failure to comply with the procedures set forth herein or therein will result in the loss of appraisal rights.

      Shareholders generally have the right under FBCA to dissent to the proposed Merger Agreement as set forth in the FBCA at Sections 607.1301 et seq. All shareholders of Videocall who wish to exercise their dissenters rights must not consent in writing to the Merger.

      If the proposed Merger is adopted by the shareholders of Videocall, the holders of all Videocall common stock who did not consent in writing to the Merger must be given notice of the approval of the Merger within ten (10) days of approval being obtained. The dissenting shareholders then have twenty (20) days from receiving notice of the adoption of the Merger in which to demand from the corporation the fair market value of the shares. The dissenting shareholders must deposit their certificates for certificated shares with the corporation simultaneously with the filing of a demand. Failure to make demand for payment by any dissenting shareholder bars the dissenting shareholder from objecting to the Merger and binds the shareholder to the Merger. However, if demand for payment is made by a dissenting shareholder within the prescribed time period as set forth above, the dissent may not be withdrawn after an offer is made by the corporation for the shares without the consent of the corporation, and all of the shareholder's rights cease except for the right to obtain payment for the shares.

      Within ten (10) days after the expiration of a shareholder's deadline to elect to dissent or within ten (10) days after the proposed corporate action is effected, whichever is later, the corporation must make a written offer to purchase the shares of the dissenting shareholder at a specified, fair market value price. This notice must be accompanied by a financial statement containing a current balance sheet and a statement of operations. If the dissenting shareholder and the corporation agree within thirty (30) days of this offer, the dissenting shareholder must be paid within ninety (90) days and the shareholder must surrender his certificates. If an agreement is not reached, the shareholder may assert his or her appraisal rights under the FBCA.

      If a dissenting shareholder and the corporation fail to agree on the fair market value of the shares which did not consent in writing to the proposed Merger within the thirty (30) day period after the shareholder's deadline to dissent or the effective date of the corporate action, then the corporation has sixty (60) days to file a court action requesting the determination of the fair market value of the shares. If the corporation fails to act, any dissenting shareholder may file a court action on behalf of the corporation to obtain the appraised value of the shares. A copy of the petition may be filed in any court within the county where the corporation's registered office is located and a copy of the petition must be filed upon each dissenter. The court having jurisdiction will appoint one or more appraisers to review evidence and recommend a fair value.

      The corporation must pay the dissenting shareholder within ten (10) days after the fair market value is determined by the court.

Comparative Rights of Stockholders of the Company and Videocall

      The rights of the stockholders of the Company are governed by the Delaware Law, the Certificate of Incorporation of the Company ("Company Certificate"), and the Bylaws of the Company ("Company Bylaws"). The rights of the stockholders of Videocall are governed by the FBCA, the Articles of Incorporation of Videocall ("Videocall Articles"), and the Bylaws of Videocall ("Videocall Bylaws"). Upon consummation of the Merger, holders of Videocall common stock will become holders of Talk Visual Common Stock, and their rights as holders of Talk Visual Common Stock will be governed by Delaware Law, the Company Certificate and the Company Bylaws. The following is a summary of all material differences between the rights of stockholders of the Company and the rights of stockholders of Videocall, as contained in provisions of Delaware Law and the FBCA, the Company Certificate and Company Bylaws, and the Videocall Articles and Videocall Bylaws. However, if the Reincorporation Proposal is adopted, the rights of the stockholders of the Company will be governed by the Nevada Business Corporation Act (the "Nevada Law"). See "Proposal 2. The Reincorporation Proposal--Comparison of Stockholder Rights" for a comparison between the rights of the stockholders of a Delaware corporation and a Nevada corporation.

      The following does not purport to be a complete statement of the rights of the Company's stockholders under applicable Delaware law and the Company Certificate and Company Bylaws as compared with the rights of Videocall stockholders under applicable Florida law and the Videocall Articles and Videocall Bylaws.

      Stockholders' Dissenters' Rights

      Under both Delaware Law and the FBCA, stockholders may exercise a right of dissent from certain corporate actions and obtain payment of the fair value of their shares. This remedy is an exclusive remedy, except where the corporate action involves fraud or illegality.

      Under Delaware Law, dissenters' rights are limited. Appraisal rights are available only in connection with certain statutory mergers or consolidations, amendments to the certificate of incorporation (if so provided in the certificate of incorporation; the Company Certificate does not grant such rights), any merger or consolidation in which the corporation is a constituent corporation, or sales of all or substantially all of the assets of a corporation. Appraisal rights are not available under Delaware law, however, if the corporation's stock is (prior to the relevant transaction) listed on a national securities exchange or designated on the NASDAQ National Market System or held of record by more than 2,000 stockholders; provided, that if the merger or consolidation requires stockholders to exchange their stock for anything other than shares of the surviving corporation, shares of another corporation that will be listed on a national securities exchange, designated on the NASDAQ National Market System or held of record by more than 2,000 stockholders, cash in lieu of fractional shares of any such corporation, or a combination of such shares and cash, then appraisal rights will be available.

      Under the FBCA, the categories of transactions subject to dissenters' rights are broader than those under Delaware Law. A stockholder of a Florida corporation may exercise dissenter's rights in connection with an amendment to the articles of incorporation which materially and adversely affects the rights or preferences of shares held by the dissenting stockholder, a disposition of all or substantially all of the corporation's property and assets not in the usual course of business, a plan of merger in which the stockholder may vote, and a plan of exchange involving the acquisition of the corporation's shares if the stockholder is entitled to vote on the plan. However, unless the articles of incorporation otherwise provide, these provisions do not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders. Holders of Common Stock will have fewer instances in which they may exercise dissenters' rights under Delaware Law than current shareholders of Videocall Stock have available under the FBCA.

      Board of Directors

      Delaware Law provides that the board of directors of a Delaware corporation shall consist of one or more directors as fixed by the certificate of incorporation or bylaws. The Company Bylaws provide for such number of directors as shall be determined from time to time by resolution of the Company Board. Although permitted under Delaware Law, the Company's Board of Directors is not classified.

      The FBCA provides that the board of directors of a Florida corporation shall consist of one or more directors as fixed by the articles of incorporation or bylaws. The Videocall Bylaws provide that the board shall consist of not less than one nor more than __ directors, which number may be increased or decreased from time to time by resolution of a majority of the entire board then in office. Although permitted under the FBCA, the Videocall Board of Directors is not classified.

      Removal of Directors

      Delaware Law provides that a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. In the case of a corporation whose board is classified, unless the certificate of incorporation provides otherwise, directors may be removed by the shareholders only for cause. If the corporation has cumulative voting, and less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect that director if voted cumulatively either at an election of the entire board of directors or for classes of the board. If the holders of any class or series of stock are entitled to elect one or more directors pursuant to the certificate of incorporation, then directors so elected shall, in respect to removal without cause, be removed by a majority vote of the holders of the outstanding shares of that class or series and not a vote of the holders of the outstanding shares as a whole. The Company Certificate does not classify its board of directors but does provide for cumulative voting.

      The FBCA provides that, absent a provision to the contrary in the articles of incorporation of the corporation, the directors may be removed with or without cause by the affirmative vote of a majority of the voting power of the shares of the classes or series the director represents. If a corporation has cumulative voting, the FBCA provides that a director is not removed from the board if the votes cast against removal of the director would be sufficient to elect the director at an election of the entire board under cumulative voting. The Videocall Articles do not provide for cumulative voting.

      In the event that certain classes of securities are granted the right to elect certain directors, the holders of Common Stock as a group would have a greater ability to remove any or all directors for cause while the current Videocall shareholders would only be able to remove those directors for which they have the right to vote.

      Vacancies and Newly Created Directorships

      Under Delaware Law, unless the certificate of incorporation or bylaws provides otherwise, vacancies in the board of directors and newly created directorships may be filled by a majority of directors then in office without a vote of the shareholders. A director elected in this manner holds office until the next election of directors and a successor is elected and qualified. In the case of a classified board of directors, a director may be chosen by the remaining directors in such class and shall hold office until the next election for such class and a successor is elected and qualified. However, if at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board (calculated immediately prior to an increase in the size of the board, if any) the Delaware Court of Chancery may, upon the application of any shareholder or shareholders holding at least ten percent of the shares entitled to vote for directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

      The Company Board is not classified. The Company Bylaws provide that any vacancy or newly created directorship shall be filled by the majority of directors then in office.

      The FBCA provides that, unless the articles of incorporation or bylaws provide otherwise, a vacancy in the board of directors and newly created directorships may be filled by the majority of directors then in office or a majority of shareholders entitled to vote thereon. The FBCA does not distinguish between non-classified and classified boards in this respect. The term of any director chosen to fill a vacancy expires at the next shareholders' meeting at which directors are elected and when a successor is elected and qualified.

      The Videocall Board is not classified. The Videocall Bylaws provide that all vacancies and newly created directorships shall be filled by the directors then in office until the next annual meeting of shareholders.

      Dividends

      A Delaware corporation may make a distribution to its shareholders out of its net profits for the fiscal year in which the dividend is payable and/or the preceding fiscal year or from its surplus. In either case, a distribution may be made notwithstanding the fact that the corporation is insolvent.

      Under the FBCA, a corporation may not make a distribution to its shareholders if, after giving effect to the distribution, the corporation would be insolvent or its total assets would be less than the sum of its total liabilities plus the amount required to satisfy outstanding liquidation rights superior to the liquidation rights of those receiving the distribution.

      Amendments to Bylaws

      Under Delaware Law and the Company Bylaws, the Company Bylaws may be altered, amended, supplemented or repealed, or new bylaws adopted, by approval of the holders of a majority of the shares entitled to vote; and, under the Company Certificate and pursuant to Delaware Law, by a majority vote of the board of directors.

      The FBCA and the Videocall Bylaws provide that the power to adopt, amend or repeal the bylaws shall be vested in the board and the stockholders, except that the stockholders may amend the bylaws to provide expressly, under the FBCA, that the board may not amend or repeal the bylaws or any specific provision thereof.

      Under Delaware Law, shareholders retain the right to amend a corporation's bylaws and such right must be conferred upon the board of directors by the certificate of incorporation; while the FBCA vests the power in both the shareholders and the board of directors, with the proviso that shareholders may expressly prohibit certain amendments by the board of directors.

      Amendments to Certificate or Articles

      Under Delaware Law, amendment of the certificate of incorporation shall be made by a resolution of the board of directors setting forth the amendment, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote or directing that the amendment proposed be considered at the next annual meeting of the stockholders. At such stockholders' meeting, a majority of the outstanding shares entitled to vote is required to approve the amendment. If an amendment would increase or decrease the number of authorized shares of a class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or other special rights of a class of outstanding shares so as to affect the class adversely, then a majority of shares of such class must approve the amendment as well. Delaware Law also permits a corporation to make provision in its certificate requiring a greater proportion of voting power to approve a specified amendment. The Company Certificate does not so provide.

      The FBCA provides that an amendment to a corporation's articles must be proposed and, absent a conflict of interest or other special circumstances, recommended by the board to the stockholders. Under the FBCA , any such amendment must be approved by the affirmative vote of a majority of the stockholders entitled to vote thereon, except that the articles or the board may provide for a specified proportion or number larger than a majority. The Videocall Articles make no such provision.

      Delaware Law provides that the majority of a class of stock that would be adversely affected by an amendment to the certificate of incorporation must approve such amendment while the FBCA creates greater rights for the security holders of various classes of stock by providing that each class with a right to vote thereon, whether or not adversely affected, must approve an amendment by a majority.

      Additionally, the FBCA permits the board of directors to condition the approval of amendments and to set supermajority requirements, while Delaware Law does not permit the board to so condition amendments and requires that supermajority voting requirements be set forth in the certificate of incorporation.

      Indemnification

      Delaware Law and the FBCA both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers, and employees. While indemnification is permitted only if certain statutory standards of conduct are met, Delaware Law and the FBCA are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed.

      Although indemnification is permitted in both Delaware and Florida, Delaware Law and the FBCA allow a corporation, through its certificate of incorporation, bylaws, or other intracorporate agreements, to make indemnification mandatory. Pursuant to this authority, the Company Bylaws provide that the Company may indemnify any person to the fullest extent permitted by law and specifically requires indemnification of judgments, fines, settlements, and expenses of actions, suits or proceedings for any person who is a party, or is threatened to be made a party, by reason of the fact that such person was or is a director, officer, employee or agent of the Company or because such person was serving the Company or any other legal entity in any capacity at the request of the Company while a director, officer, employee or agent of the Company. The Company Bylaws make the advancement of expenses mandatory for any threatened, pending or completed action involving such persons. The Videocall Bylaws require that Videocall shall indemnify all persons made a party to a proceeding by virtue of the fact that he may serve or has served at any time as a director or officer of Videocall or, at the request of Videocall, as a director or officer of another corporation in which Videocall, at such time, owned or may have owned shares of stock or of which Videocall was or may have been a creditor. Such indemnification extends only to expenses incurred in connection with such proceeding.

      Under Delaware Law, if a director is involved in an action other than one brought in the right of the corporation, a director may be indemnified for expenses, judgments, fines and amounts paid in settlement, while the FBCA provides for indemnification for liability incurred in connection with such proceeding. In the case of an action brought in the right of a corporation,

Delaware Law provides for indemnification against expenses and settlement costs; while the FBCA provides the same, it limits such indemnity to the estimated cost of litigating such action to its conclusion.

      Liability of Directors

      Under Delaware Law, a corporation's certificate of incorporation may contain a provision limiting or eliminating a director's personal liability to the corporation or its stockholders for monetary damages for a director's breach of fiduciary duty. The Company Certificate provides that a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the director's duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction for which the director derived any personal benefit, or, as provided in Delaware Law, for liability for an unlawful payment of a dividend, stock purchase or redemption. The Company Certificate also provides that if Delaware Law is amended to authorize further elimination of the personal liability of directors, then the liability of directors shall be limited to the fullest extent permitted by Delaware Law, as so amended.

      The FBCA provides that a director shall not be held personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, unless the director breached or failed to perform his duties as a director and such breach or failure was: a violation of criminal law (unless the director had reasonable cause to believe his conduct was legal), resulted in improper personal benefit, an unlawful dividend, or under certain circumstances involved willful misconduct or recklessness.

      Stockholder Meetings

      In accordance with Delaware Law and the Company Bylaws, special meetings of the stockholders of the Company may be called by the Board of Directors or by the President. Delaware Law and the Company Bylaws require that whenever stockholders are required or authorized to take action at a meeting, notices stating the purpose, time and place of the meeting must be sent to all stockholders of record entitled to vote thereon not less than 10 nor more than 60 days before the meeting.

      The FBCA and the Videocall Bylaws provide that the Chairman of the Board, the board of directors or a stockholder or stockholders holding 10% or more of the shares entitled to vote at such meeting may call a special meeting. The FBCA requires that notices stating the purpose, time and place of such special meeting must be sent to all stockholders of record entitled to vote thereon not less than 10 nor more than 60 days before the meeting. If the meeting is demanded by stockholders, notice must be given within 60 days after receipt of the demand by the secretary of the corporation.

      Mergers and Consolidations

      In order to effect a merger under Delaware Law, a corporation's board of directors must adopt an agreement of merger and recommend it to the corporation's stockholders. The agreement must be adopted by holders of a majority of the outstanding shares of the corporation entitled to vote thereon.

      The FBCA provides that a corporation's board of directors must adopt a plan of merger and recommend it to the corporation's stockholders. Unlike Delaware Law, the FBCA requires that a majority of each class of shares of a Florida corporation must approve the plan if it contains a provision which, if contained in a proposed amendment to the corporation's articles of incorporation, would entitle such class to vote as a class or if the shares of such class are to be converted or exchanged under such agreement.

      Business Combinations

      Delaware Law bars a corporation which has securities traded on an exchange, designated on the NASDAQ National Market System or held of record by more than 2,000 stockholders from engaging in certain business combinations, including a merger, sale of substantial assets, loan or substantial issuance of stock, with an interested stockholder, or an interested stockholder's affiliates and associates, for a three-year period beginning on the date the interested stockholder acquires 15% or more of the outstanding voting stock of the corporation. The restrictions on business combinations do not apply if the board of directors gives prior approval to the transaction in which the 15% ownership level is exceeded, the interested stockholder acquires at one time 85% of the corporation's stock (excluding those shares owned by persons who are directors and also officers as well as employee stock plans in which employees do not have a confidential right to vote), or the business combination is approved by the board of directors and authorized at a meeting of stockholders by the holders of at least two-thirds of the outstanding voting stock, excluding shares owned by the interested stockholder. Although a Delaware corporation may elect, pursuant to its certificate or bylaws, not to be governed by this provision, the Company Certificate and Bylaws contain no such election or other limitation on the applicability of this provision.

      The FBCA contains a provision which restricts certain business combination transactions with an interested stockholder for five years after such stockholder has acquired 10% of the voting power of a corporation. Under the FBCA, if a business combination (including certain mergers, disposition of substantially all assets, issuance of securities and other similar transactions) occurs with a person who, together with its affiliates, owns 10% or more of the outstanding capital stock of such corporation (a "Related Person"), then the combination must be approved by two-thirds of the outstanding capital stock entitled to vote for directors. However, the combination may occur without such a vote if, among other exceptions, (i) a majority of disinterested directors approves the transaction, (ii) the corporation has not had more than 300 stockholders of record prior to the announcement of the proposed merger, or
(iii) the Related Person is the beneficial owner of at least 90% of the outstanding voting shares of the corporation, exclusive of shares acquired directly from the corporation in a transaction not approved by a majority of disinterested directors.

      Other Anti-Takeover Provisions

      Delaware Law does not contain a control share acquisition statute which restricts the voting rights of a person who acquires a controlling interest in the corporation to those voting rights which are conferred by the stockholders at a meeting. The FBCA contains a control share acquisition statute, which, absent a provision to the contrary in an issuing corporation's articles of incorporation or by-laws, provides that the control shares (shares acquired by a person for the purpose of gaining voting control of the issuing corporation) of a certain issuing corporation only have voting rights to the extent granted in a resolution approved by the affirmative vote of a majority of each class or series of shares, excluding all interested shares. Neither the Videocall Articles nor the Videocall Bylaws except Videocall from this provision.

      Company Preferred Stock

      The Company's Board of Directors is authorized to issue preferred stock in one or more series and to fix the voting rights, liquidation preferences, dividend rights, conversion rights, redemption rights and terms, including sinking fund provisions and certain other rights and preferences, of the preferred stock. The Board of Directors of the Company can, without stockholder approval, issue shares of such preferred stock with voting, conversion and liquidation rights which could adversely affect the voting power and liquidation rights of the holders of Common Stock and may have the effect of delaying, deferring or preventing a change in control of the Company.

Resale and Voting Restrictions

      The shares of Talk Visual Common Stock to be issued to Videocall stockholders in connection with the Merger have been registered under the Securities Act. Accordingly, all shares of Talk Visual Common Stock received by Videocall stockholders in the Merger will be freely transferable, except that:

      o each Videocall stockholder is being requested to agree in the letter of transmittal that these shares of Talk Visual Common Stock will not be sold or otherwise disposed of until one year after the Effective Time, at which time these restrictions will lapse with respect to 5% of the shares per month, and

      o shares of Talk Visual Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of Videocall prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of the Company) or as otherwise permitted under the Securities Act.

Persons who may be deemed to be affiliates of Videocall or the Company generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party. This Proxy Statement/Prospectus/Notification of Merger does not cover resales of Talk Visual Common Stock received by any person who may be deemed to be an affiliate of Videocall.

      The options to be issued to Videocall stockholders in connection with the Merger are not transferable. In addition, the shares of Talk Visual Common Stock underlying the options have not been registered under the Securities Act and may only be sold in transactions permitted by the resale provisions of Rule 144 promulgated under the Securities Act. In addition, each Videocall stockholder is being requested in the letter of transmittal to agree that these underlying shares of Talk Visual Common Stock will not be sold or otherwise disposed of until one year after they become transferable pursuant to the Securities Act, at which time these restrictions will lapse with respect to 5% of the shares per month.

      In addition, by accepting the Merger Consideration, each Videocall stockholder will be deemed to have agreed to vote their shares of Talk Visual Common Stock in accordance with the directions of the management of the Company for a period of two years from the Effective Time.

Federal Income Tax Considerations

The following is a general description of the Federal Income Tax Consequences of the Proposed Transaction without consideration of the facts and circumstances of any particular Videocall stockholder's situation. Each Videocall stockholder should consult his or her own tax advisor as to the specific tax consequences of the Proposed Transaction, including the application and effect of state, local, foreign and other tax laws.

      Based upon current federal income tax laws, the Company believes as of the date hereof that the Merger will have the following federal income tax consequences:

      (1) The Merger will constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

      (2) No gain or loss will be recognized by Videocall, the Transitory Subsidiary or the Company as a result of the Merger.

      (3) No gain or loss will be recognized by any Videocall stockholder whose shares of Videocall Stock are converted into Talk Visual Common Stock in the Merger.

      (4) No gain or loss will be recognized by any Videocall stockholder upon the receipt of any options to purchase shares of Talk Visual Common Stock.

      (5) The aggregate basis of the Talk Visual Common Stock received by a Videocall stockholder in the Merger will be the same as the aggregate basis of the shares of Videocall Stock converted into the Talk Visual Common Stock.

      (6) The holding period for shares of Talk Visual Common Stock received by a Videocall stockholder in the Merger will include such stockholder's holding period for the shares of Videocall common stock converted into the Talk Visual Common Stock.

      If the percentage of voting stock owned by certain direct or indirect shareholders of Videocall or the Company increases by more than 50 percentage points, in the aggregate, over the lowest percentage of voting stock owned by such shareholders in such corporation during any three-year period, then utilization of such corporation's Federal income tax net operating loss carryforwards could be limited.

The foregoing tax discussion is included for general information only and is based upon present law. Each stockholder should consult such stockholder's own tax advisor as to the specific tax consequences of the merger to such stockholder, including the application and effect of federal, state, local and other tax laws and the possible effect of changes in such tax laws. Special rules apply to common stock received pursuant to the exercise of employee stock options or otherwise as compensation.

Regulatory Approvals

      Neither the Company nor Videocall is aware of any regulatory approvals that must be obtained in order to consummate the Merger.

                                MARKET PRICE DATA

      From May 14, 1996 through April 7, 1999, the Talk Visual Common Stock was traded on the Nasdaq SmallCap Market. As of April 7, 1999, the Talk Visual Common Stock was delisted from the Nasdaq SmallCap Market and currently trades on the OTC Bulletin Board under the symbol TVCP. Prior to May 14, 1996, there was no public trading market for the Talk Visual Common Stock. The following table sets forth for each period indicated the high and low bids for the Talk Visual Common Stock As of May 10, 1999, there were 4,954,916 shares of the Talk Visual Common Stock outstanding, representing approximately 800 beneficial holders.

                                                              Price
                                                     -------------------------
             Calendar Year 1999                        High             Low
             ------------------                      --------         --------
             First Quarter ........................  $  4 3/4         $  2 5/8
             Second Quarter (through
             May 14, 1999).........................     3 7/8            1 5/8

             Calendar Year 1998                        High             Low
             ------------------                      --------         --------
             First Quarter.........................  $  3 3/4         $  1 1/8
             Second Quarter........................     3 3/8              15/16
             Third Quarter.........................     1 25/32            15/16
             Fourth Quarter........................     1 27/32          1 1/4

             Calendar Year 1997                        High             Low
             ------------------                      --------         --------
             First Quarter.........................  $  4 1/2         $  1 7/8
             Second Quarter........................     4                1 3/4
             Third Quarter.........................     3 1/2            1
             Fourth Quarter........................     2 9/36             1/4

      The Company has not paid any cash dividends on its capital stock to date. The Company currently anticipates that it will retain all future earnings, if any, for use in its business and does not anticipate paying any cash dividends on its capital stock in the foreseeable future. In addition, the payment of cash dividends may by limited by financing agreements entered into by the Company in the future.

      Quotations on the OTC Bulletin Board reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

      Videocall is a privately held corporation. As of May 10, 1999, there were 30,396,750 shares of common stock, $.01 par value, of Videocall outstanding. As of May 10, 1999, there were approximately 61 holders of the Videocall Stock.

                    TALK VISUAL CORPORATION AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION

      The following unaudited pro forma consolidated statement of operations for the period ended December 31, 1998 and for the period ended March 31, 1999 was prepared as if the Merger was effective as of January 1, 1998. The pro forma consolidated balance sheet as of December 31, 1998 and March 31, 1999 was prepared as if the Merger was effective as of those respective dates.

      The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and notes thereto appearing elsewhere in this Proxy Statement/Prospectus/Notification of Merger. The pro forma financial information set forth below and elsewhere in this Proxy Statement/Prospectus/Notification of Merger is presented for informational purposes only and is not necessarily indicative of the results that would have actually occurred had the events been consummated as of the dates presented or the results that may occur in the future. The Merger will be accounted for as a reverse acquisition wherein Videocall will be treated as the acquiror for accounting purposes. This is accounted for as a reverse acquisition since the shareholders of Videocall will control the combined companies. A reverse merger is treated for in a similar manner as a recapitalization of Videocall.

                           TALK VISUAL CORPORATION
                                   PROFORMA
                          CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                 December 31, 1998
                              ------------------------------------------------------------------------------------
                                  Talk Visual       Videocall       Adjustments         Note         Consolidated
                                                                                                       Proforma
                              ------------------------------------------------------------------------------------
           ASSETS
Current Assets
 Cash and cash equivalents....     $   153,608      $   225,050       $  --                          $   378,658
 Accounts Receivable net of             31,243           42,573               --                          73,816
  allowance of $12,500........
 Inventory....................           8,250                0               --                           8,250
 Marketable securities........          89,210          882,100               --                         971,310
 Other receivables............              --           33,895               --                          33,895
 Advances-related parties.....          70,000          451,840          (74,000)(1)                     447,840
 Subscriptions receivable.....       1,743,000          100,000               --                       1,843,000
 Other current assets.........           6,746          155,356            4,000 (1)                     166,102
                                   -----------      -----------        ---------     --------------  -----------

 Total current assets.........       2,102,057        1,890,814          (70,000)                      3,922,871
                                   -----------      -----------        ---------     --------------  -----------

 Product development costs,            381,604               --               --                         381,604
  net of amortization.........
 Property and equipment, net..          18,500        8,444,559               --                       8,463,059
 Goodwill.....................              --               --               --                              --
 Other assets.................           1,400          676,121         (120,000)(2)                     557,521
                                   -----------      -----------        ---------                     -----------

              Total assets....     $ 2,503,561      $11,011,494         (190,000)                    $13,325,055
                                   ===========      ===========        =========     ==============  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
 Accounts payable.............     $   129,968      $   192,679               --                     $   322,647
 Accrued expenses.............          16,685          158,907               --                         175,592
 Other current liabilities....              --           43,680               --                          43,680
 Notes payable and current             281,066        1,312,047           70,000(1)                    1,523,113
  portion of long-term debt...     -----------      -----------        ---------     --------------  -----------

 Total current liabilities....         427,719        1,707,313           70,000                       2,065,032
                                   -----------      -----------        ---------     --------------  -----------

Long-term debt, net of                  75,000        4,160,091               --                       4,235,091
 current portion                   -----------      -----------        ---------     --------------  -----------
 Total liabilities............         502,719        5,867,404           70,000                       6,300,123
                                   -----------      -----------        ---------                     -----------

Stockholders' equity
 Preferred Stock, par value                 --               --                                               --
  $.001 per share, 5,000,000
  shares authorized:  975,000
  shares issued and
  outstanding.................
 Common Stock, par value                 1,393          278,275          258,434(2)                       21,234
  $.001 per share, 10,000,000
  shares authorized:
  21,234,000 shares issued
  and outstanding.............
 Stock subscribed.............        (156,618)      (1,563,974)              --                      (1,720,592)
 Additional paid in capital...      10,000,719        7,405,227         (138,434)(2)                  17,544,380
 Accumulated deficit                (7,829,760)      (1,197,374)              --                      (9,027,133)
 Accumulated other                     (14,892)         221,935               --                         207,043
  comprehensive income........     -----------      -----------        ---------     --------------  -----------

 Total stockholders' equity...       2,000,842        5,144,090          120,000                       7,024,932
                                   -----------      -----------        ---------     --------------  -----------

     Total liabilities and         $ 2,503,561      $11,011,494        $ 190,000                     $13,325,055
      stockholders' equity....     ===========      ===========        =========     ==============  ===========

 Book value per common share,             2.37             1.15                                             0.62
  basic and diluted...........     ===========      ===========        =========     ==============  ===========

 Weighted Average Common             1,054,175        9,610,293                                       21,234,000
  Stock shares outstanding....     ===========      ===========        =========     ==============  ===========

----------------
NOTES:    (1)  Remove intercompany debt
          (2)  Adjust investment and equity accounts

                            TALK VISUAL CORPORATION
                                    PROFORMA
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                  (UNAUDITED)

                                                                  March 31, 1999
                              ------------------------------------------------------------------------------------
                                  Talk Visual       Videocall       Adjustments         Note         Consolidated
                                                                                                       Proforma
                              ------------------------------------------------------------------------------------
          ASSETS

Current Assets
 Cash and cash equivalents....     $   449,799      $    37,769       $       --                      $    487,568
 Accounts Receivable net of              2,260           63,119               --                            65,379
  allowance of $12,500........
 Inventory....................           8,029               --               --                             8,029
 Marketable securities........              --        1,003,638               --                         1,003,638
 Other receivables............         130,232          195,734               --                           325,966
 Advances-related parties.....       1,512,049            8,711                                          1,520,760
 Other current assets.........          10,710          313,818                                            324,528
                                   -----------      -----------   --------------     ------------     ------------

 Total current assets.........       2,113,079        1,622,789                                          3,735,868
                                   -----------      -----------   --------------     ------------     ------------

 Product development costs,            381,604               --               --                           381,604
  net of amortization.........
 Property and equipment, net..       1,900,446        8,641,615               --                        10,542,061
 Advances on acquisition......       2,250,000          120,000         (120,000)(1)                     2,250,000
 Other assets.................          99,455          551,478                                            650,933
                                   -----------      -----------   --------------                      ------------

              Total assets....     $ 6,744,584      $10,935,882         (120,000)                     $ 17,560,466
                                   ===========      ===========   ==============     ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
 Accounts payable.............     $   136,112      $   423,343               --                      $    559,455
 Accrued expenses.............          40,294           56,981               --                            97,275
   Related parties payable....              --          575,483                                            575,483
 Other current liabilities....          20,805           44,150               --                            64,955
 Notes payable and current             147,066           44,288                                            191,354
  portion of long-term debt...     -----------      -----------   --------------     ------------     ------------

 Total current liabilities....         344,277        1,144,245                                          1,488,522
                                   -----------      -----------   --------------     ------------     ------------

Long-term debt, net of               1,024,085        5,179,468               --                         6,203,553
 current portion                   -----------      -----------   --------------     ------------     ------------
 Total liabilities............       1,368,362        6,323,713                                          7,692,075
                                   -----------      -----------   --------------                      ------------

Stockholders' equity
 Preferred Stock, par value                975               --                                                975
  $.001 per share, 5,000,000
  shares authorized:  975,000
  shares issued and
  outstanding.................
 Common Stock, par value                 4,725          278,725         (258,884)(1)                       24,566
  $.001 per share, 10,000,000
  shares authorized:
  24,566,000 shares issued
  and outstanding.............
 Stock subscribed.............              28          (17,258)              --                           (17,230)
 Additional paid in capital...      14,825,965        7,505,070          138,884 (1)                    22,469,919
 Accumulated deficit..........      (9,455,471)      (1,807,175)              --                       (11,262,646)
 Stock subscription receivable              --       (1,690,666)                                        (1,690,666)
 Accumulated other                   __--               343,473               --                           343,473
  comprehensive income........  --------------      -----------   --------------     ------------     ------------

 Total stockholders' equity...       5,376,222        4,612,169         (120,000)                        9,868,391
                                   -----------      -----------   --------------     ------------     ------------

     Total liabilities and         $ 6,744,584      $10,935,882        $(120,000)                     $ 17,560,466
      stockholders' equity....     ===========      ===========   ==============     ============     ============

 Book value per common share,             1.56             1.14                                               0.40
  basic and diluted...........     ===========      ===========   ==============     ============     ============

 Weighted Average Common             3,454,555        9,610,293                                         21,566,000
  Stock shares outstanding....     ===========      ===========   ==============     ============     ============

----------------
NOTES:    (1) adjust equity for stock issued on date of merger and remove prepaid acquisition costs

                            TALK VISUAL CORPORATION
                                    PROFORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                        December 31, 1998
                              -------------------------------------------------------------------
                                                                                    Consolidated
                                  Talk Visual       Videocall       Adjust. (1)       Proforma
                              -------------------------------------------------------------------

Revenues
 Royalties....................         206,452                                            206,452
 Software Sales...............          52,960                                             52,960
 Corporate services...........          80,000                                             80,000
 Real estate income...........                          229,127                           229,127
 Consulting...................                                                                  0
                                    ----------       ----------   --------------       ----------

Total Revenues                         339,412          229,127                0          568,539
                                    ----------       ----------   --------------       ----------

Costs and expenses
 Cost of royalties............           9,558                                              9,558
 Cost of software sales.......          33,254                                             33,254
 Research & Development.......                          270,376                           270,376
 Product development..........       1,008,640                                          1,008,640
 Real estate operations.......                          258,446                           258,446
 General & Administrative              941,667          593,202                         1,534,869
  Expenses....................
 Consulting services..........                                                                  0
 Legal and accounting.........                          205,260                           205,260
 Selling......................          77,309           51,607                           128,916
                                    ----------       ----------   --------------       ----------

Total costs and expenses......       2,070,428        1,378,891                0        3,449,319
                                    ----------       ----------   --------------       ----------

Loss from operations..........      (1,731,016)      (1,149,764)               0       (2,880,780)

Interest expense..............         (47,626)        (106,768)               0         (154,394)
Interest income...............                            2,445                             2,445
Other expense.................         (32,862)                                           (32,862)
Other income..................         192,798                                            192,798
                                    ----------       ----------   --------------       ----------

Loss before extraordinary
Item and other adjustments....      (1,618,706)      (1,254,087)               0       (2,872,793)

Less current year loss from                              56,713                            56,713
 subsidiary attributable to
 pre-ownership period.........

Loss before extraordinary item      (1,618,706)      (1,197,374)               0       (2,816,080)

Extraordinary item............         300,000                                            300,000
                                    ----------       ----------   --------------       ----------

Net Loss......................      (1,318,706)      (1,197,374)               0       (2,516,080)
                                    ==========       ==========   ==============       ==========

Net Loss per common share,
 basic and diluted............           (1.26)           (0.13)                            (0.12)
                                    ==========       ==========   ==============       ==========
Weighted Average Common Stock
 shares outstanding...........       1,054,175        9,610,293                        20,895,575
                                    ==========       ==========   ==============       ==========

-------------------
(1)  There were no intercompany transactions for the period 1/1/98-12/31/98

                           TALK VISUAL CORPORATION
                                    PROFORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                  (UNAUDITED)

                                                          March 31, 1999
                              -------------------------------------------------------------------
                                                                                    Consolidated
                                  Talk Visual       Videocall       Adjust. (1)       Proforma
                              -------------------------------------------------------------------
Revenues
 Royalties....................           1,366                                              1,366
 Software Sales...............             662                                                662
 Real estate income...........          19,264          206,904                           226,168
 Consulting...................
                                    ----------        ---------   --------------       ----------

Total Revenues                          21,292          206,904                0          228,196
                                    ----------        ---------   --------------       ----------

Costs and expenses
 Cost of software sales.......           3,204                                              3,204
 Research & Development.......                           38,935                            38,935
 Real estate operations.......           8,766          111,322                           120,088
 General & Administrative               49,349          493,550                           542,899
  Expenses....................
 Consulting services..........       1,483,887                                          1,483,887
 Legal and accounting.........          95,310                                             95,310
 Selling......................                           43,329                            43,329
                                    ----------        ---------   --------------       ----------

Total costs and expenses......       1,640,516          687,136                0         2,327652
                                    ----------        ---------   --------------       ----------

Loss from operations..........      (1,619,224)        (480,232)               0       (2,099,456)

Interest expense..............          (1,243)        (129,570)               0         (130,813)
Interest income...............           4,037                                              4,037
Other expense.................          (1,563)                                            (1,563)
                                    ----------        ---------   --------------       ----------



Net Loss......................      (1,617,993)        (608,902)               0       (2,227,795)
                                    ==========        =========   ==============       ==========

Net Loss per common share,
 basic and diluted............           (0.47)           (0.06)                            (0.11)
                                    ==========        =========   ==============       ==========

Weighted Average Common Stock
 shares outstanding...........       3,454,555        9,610,293                        21,566,000
                                    ==========        =========   ==============       ==========

(1)  There were no intercompany transactions for the period 1/1/99-3/31/99

THE COMPANY--MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
             CONDITION AND RESULTS OF OPERATIONS

General

      The Company was organized in California in 1989, as a successor to a partnership formed in 1986 and was reincorporated in Delaware in March 1996. The Company completed an initial public offering of 1,150,000 shares of its Common Stock in May of 1996. The Company developed edutainment CD-ROM computer software. An edutainment product combines entertainment and education content for home and education use, in which learning is an integral part of playing a game. The Emergency Room title, the Company's first RealPlay(TM) (formerly Career Sim(TM) series title, was a multimedia computer simulation designed to provide a realistic and involving experience of what it is like to be an emergency room doctor. The second title in the Company's RealPlay(TM) series, D.A. Pursuit of Justice, was a multimedia computer simulation designed to provide a realistic and involving experience of what it is like to be a district attorney. The first three episodes were released in 1997. In addition the Company released The Best of Emergency Room consisting of 50 of the original Emergency Room cases in DOS and Emergency Room Intern consisting of 50 new cases in a DOS/Win95 enhanced CD-ROM. The Company also operated Passport2, its Internet gaming technology, whereby users were able to complete with one another in interactive games via the Internet. See "Risk Factors--The Company--Management of Growth; Uncertainties Relating to Acquisitions, Business Combinations and New Businesses" and "--Competition."

      In 1996 and for six months of 1997 International Business Machines ("IBM") marketed the Emergency Room title which the Company co-developed with IBM. Due to the Company's inability to reasonably estimate returns on the Emergency Room title, the Company did not recognize royalty revenue on this product on the accrual basis of accounting until the fourth quarter of 1996 when the amount of returns could be reasonably estimated in accordance with Statement of Financial Accounting Standards No. 48 ("SFAS 48").

      The Company and IBM entered into a Development and Licensing Agreement (the "DA License Agreement") on November 16, 1995. In the fourth quarter of 1996 the Company and IBM mutually agreed to terminate the DA License Agreement with respect to the D.A. Pursuit of Justice title. As consideration for the termination and for acquisition of IBM's rights under the DA License Agreement, the Company was obligated to pay IBM an aggregate sum of $400,000, which sum represents the total amount of milestone payments made by IBM to the Company under the DA License Agreement. The final termination agreement, effective January 3, 1997, provided for payment to IBM based upon a fixed percentage of royalty payments received, or net revenue generated if the Company distributed the software directly, with payment in full required by December 15, 1997. In the event that the Company breached its obligation to pay IBM the aggregate sum of $400,00 by December 15, 1997, as royalties and final payment, the total amount due IBM would be increased by interest at an annual rate of 10% and continuing on the unpaid balance until paid in full. The Company recorded a $400,000 current liability at December 31, 1996 to account for the payments under the termination agreement which effectively increased the capitalized software development costs related to the D.A. Pursuit of

Justice title. On December 15, 1997 the Company was unable to make the payment to IBM. The Company and IBM reached an agreement on September 14, 1998 whereby the Company will pay $200,000 to IBM in quarterly payments of $25,000 commencing with the fiscal quarter ended September 30, 1998. The Company has complied with all the terms of the agreement and has made all the payments due under the agreement.

Acquisitions

      In January 1998, the Company signed a non-binding Letter of Intent with Black Trust Medical, Inc., a Nevada corporation ("BTI") to joint venture the development and publishing of high production value education software. BTI, as a part of a $3.5 million financing program, was to make an equity investment in the Company. The Letter of Intent was superseded by a revised Letter of Intent dated March 25, 1998. Pursuant to the revised Letter of Intent BTI and Talk Visual would pursue joint venture programs for the development and distribution of up to four product-oriented joint ventures. On April 29, 1998 the Company and BTI mutually agreed to terminate negotiations.

      On September 8, 1998, the Company and Videocall announced that the two companies had entered into a Letter of Intent for the Company to purchase the common stock of Videocall in exchange for the Company's common and preferred stock. On September 14, 1998, the two companies signed the Merger Agreement detailing the terms of the transaction whereby Videocall will merge with a newly formed, wholly owned subsidiary of the Company.

      Although the Company believes that the Merger is in the best interests of the Company and its stockholders, there are significant risks associated with this transaction. The Company's ability to integrate and organize new businesses and successfully manage require significant expansion in its operational, financial and management systems. There is no assurance that the Company will be able to address these requirements in a satisfactory manner, and the failure to do so could have a material adverse effect on the Company's results of operations, financial condition and business.

      On February 24, 1999, the Company acquired a 22,622 square foot property in Toronto, Canada in exchange for 975,000 shares of Class A Preferred stock, $.001 par value, paying dividends of $.095 per share per annum. This building was acquired as an investment and as part of the facility needs of the videocalling operations.

      On March 22, 1999, the Company and Proximity Inc. ("Proximity"), a Vermont corporation, signed a Letter of Intent whereby, subject to due diligence by both parties, the Company will purchase the outstanding stock of Proximity for $4 million in Common Stock of the Company valued at $4.00 per share. In addition, the Company will pay Proximity shareholders the sum of $250,000 in 10 equal monthly installments and, subject to receiving audited financial statements and pro forma operating reports, will make available $200,000 for working capital purposes. Proximity provides international full spectrum videoconferencing services with public access to over 2,000 videoconferencing sites.

Results of Operations

      For the Year Ended December 31, 1998 Compared to the Year Ended December 31, 1997

      For the twelve months ended December 31, 1998, revenue decreased $157,776 from the twelve months ended December 31, 1997. Royalty revenue decreased $205,013, or 50%, from the twelve months ended December 31, 1997 principally due to decreased sales of the Company's ER Intern and DA Pursuit of Justice titles. Software sales decreased $32,763, or 38%, due to decreasing sales of The Best of ER and other offerings of the Company's DOS products. Corporate services, a division formed in January 1998, recorded $80,000 in revenue for the year ended December 31, 1998. The Corporate Services division was formed to separate the development of new software titles from programming services offered to commercial enterprises.

      Cost of royalties decreased $201,750 for the twelve months ended December 31, 1998 from the $211,308 recorded in the twelve months ended December 31, 1997. The decrease was caused primarily by the lower royalty sales in 1998 and a reclassification of a reduction in product development costs of $859,424 based on lower forecasted sales associated with the DA Pursuit of Justice title from cost of royalties to product development expense. Cost of software sales decreased from $98,881 in the twelve months ended December 31, 1997 to $33,254 for the twelve months ended December 31, 1998 due to a lower sales volume of all software products.

      Product development costs increased $389,124 for the twelve months ended December 31, 1998 primarily caused by the charge of $859,424 associated with the DA Pursuit of Justice title in 1998 which was offset by a decrease in production development expenses due to the cessation of development of new titles by the Company.

      General and administrative costs decreased from $1,351,127 in the twelve months ended December 31, 1997 to $941,667 for the twelve months ended December 31, 1998, a decrease of 30%. This decrease is due to the Company in June 1997 implementing cost reduction programs by ceasing all costs associated with development of new titles; discontinuing its Internet gaming services; closing one business office; significantly reducing marketing and public relations efforts; reducing the total Company staff to two personnel and implementing other operating cost reductions.

      Selling expenses decreased $190,067 to $77,309 for the twelve months ended December 31, 1998 from $267,376 for the twelve months ended December 31, 1997. This decrease resulted from the elimination of all selling and public relations efforts by the Company in 1998 with the 1998 expense primarily associated with customer service and technical support of titles currently in the market.

      Interest expense in the twelve months ended December 31, 1998 was $47,626 compared to $123,571 for the twelve months ended December 31, 1997 with the reduction attributed to a decrease in the amount of outstanding debt during 1998. Other expenses of $32,862 in 1998 are due to the reduction of the fixed assets of the Company to net realizable values and miscellaneous adjustments; other income of $192,798 in 1998 primarily results from the sale of certain assets to, and the assumption of certain liabilities by, Legacy Interactive.

      The extraordinary item of $300,000 in the twelve months ended December 31, 1998, is due to the cancellation of debt of $300,000. This resulted from the Company and IBM signing a Payment Agreement relating to the licensing and distribution agreements for the Emergency Room and DA Pursuit of Justice titles formerly co-developed with IBM. In the event of a default in payment by the Company, which is not cured within a thirty day period, an amount of $400,000, less any payments already made under the agreement, will be immediately due and payable to IBM, with interest accruing at the rate of ten percent per annum.

      As of December 31, 1998, the Company has federal and state net operating loss carryforwards of approximately $6,851,000 and $3,333,600, respectively, available to offset taxable income through the year 2013. The Company's net deferred tax assets of approximately $2,790,900 and $2,253,000 as of December 31, 1998 and 1997, respectively, consisted primarily of net operating losses. The Company has established a valuation allowance equal to the net deferred tax asset for each period, as the Company could not conclude, based upon prior recurring operating losses, that it was more likely than not that the Company will generate sufficient taxable income before 2013 to utilize all of the Company's deferred tax assets.

      For the Year Ended December 31, 1997 Compared to the Year Ended December 31, 1996.

      For the twelve months ended December 31, 1997 revenue decreased by $297,154 from $794,342 for the twelve months ended December 31, 1996 to $497,188 for the twelve months ended December 31, 1997. This decrease was primarily due to a decrease in royalty revenue related to sales of the Emergency Room title by IBM in the twelve months ended December 31, 1997 compared to the twelve months ended December 31, 1996 partially offset by increases in royalty revenue of $343,447 related to sales of the D.A. Pursuit of Justice and Emergency Room Intern titles by Alpha Soft during the six months ended December 31, 1997. As disclosed in the Company's Annual Report on Form 10K for 1996, in accordance with SFAS 48 the Company was able to reasonably estimate the returns and recognize royalty revenue during the fourth quarter of 1996. Software sales increased from $13,501 for the twelve months ended December 31, 1996 to $85,723 for the twelve months ended December 31, 1997 primarily from sales of the Best of Emergency Room title which began shipping in June, 1997 and individual cases of the D.A. Pursuit of Justice title which began shipping in July, 1997 both directly marketed by the Company.

      For the twelve month period ended December 31, 1997 cost of royalties was $211,308 compared to $76,507 for the twelve months ended December 31, 1996. The increase is the result of amortization of the capitalized product development costs of $134,279 during the year ended December 31, 1997 from sales of the D.A. Pursuit of Justice and Emergency Room Intern titles by Alpha Soft. The cost of software sales increased from $9,745 in the twelve-month period ended December 31, 1996 to $98,881 in the twelve-month period ended December 31, 1997 as a result of sales of the Best of Emergency Room title and individual cases of the D.A. Pursuit of Justice in the twelve months ended December 31, 1997 compared to sales of older Company software products in 1996, as the Best of Emergency Room and the D.A. Pursuit of Justice and Emergency Room titles were not available in 1996.

      Product development expense, which is net of co-development expenses, for the twelve months ended December 31, 1997 decreased by $1,044,962, or 63%, to $619,516 compared to

$1,664,478 for the twelve months ended December 31, 1996. The decrease was primarily due to completion of the D.A. Pursuit of Justice and Emergency Room Intern and the Best of Emergency Room titles in July 1997 and the Company's cessation of development of future products at that time.

      General and administrative expense decreased from $1,585,084 for the twelve months ended December 31, 1996 to $1,351,127, a decrease of $233,957, or 15%, for the twelve months ended December 31, 1997. This decrease is due to the Company in June 1997 implementing cost reduction programs by ceasing all costs associated with development of new titles; significantly curtailing its Internet gaming services; closing one business office; significantly reducing marketing and public relations efforts; reducing the total Company staff to four personnel and implementing other operating cost reductions.

      Selling expenses for the twelve months ended December 31, 1997 increased by $175,381 to $267,376 from $91,995 for the twelve months ended December 31, 1996. The increase is primarily related to the increases in company public relations efforts and promotional expenses related to the Passport2Network and promotion of The Best of Emergency Room, D.A. Pursuit of Justice and Emergency Room titles which were incurred during the first six months of 1997 compared to the prior year when primarily all selling costs were incurred by IBM.

      Interest expense decreased from $459,315 for the twelve months ended December 31, 1996 to $123,571 for the twelve months ended December 31, 1997, resulting primarily from that certain convertible note in the original principal amount of $1,000,000 payable to EBC Trust Corporation that was retired in May of 1996. Interest income decreased to $19,942 for the twelve months ended December 31, 1997 compared to $108,240 for the twelve months ended December 31, 1996, due to use of the proceeds of the initial public offering in Company operations during 1997.

      At December 31, 1998, the Company has federal and state net operating loss carryforwards of approximately $6,851,000 and $3,333,600, respectively, available to offset taxable income through the year 2013. The Tax Reform Act of 1986 contains provisions which limit the federal net operating loss carryforwards available that can be used in any given year in the event of certain occurrences, which include significant ownership changes.

      At December 31, 1998 and 1997, the Company's net deferred tax asset consisted primarily of net operating losses. The Company established a valuation allowance equal to the net deferred tax asset, as the Company could not conclude that it was more likely than not that the deferred tax asset would be realized. The valuation allowance at December 31, 1998 and 1997 was $2,790,900 and $2,253,000, respectively.

      For the Three Months Ended March 31, 1999 Compared to the Three Months Ended March 31, 1998

      For the three months ended March 31, 1999, revenues decreased from $179,031 for the three months ended March 31, 1998 to $21,292. This $157,739 decrease was due primarily to the cessation of software development and sales pending the Merger. Of the $21,292 in revenue for the three months ended March 31, 1999, $19,264 or 90% was from rent receipts in the Toronto property.

      Costs of revenues for the three months ended March 31, 1999 totaled $3,204, representing costs incurred in the current period for products previously shipped. Total costs of revenues for the three months ended March 31, 1998 were $27,783. As a result of the cessation of software development and sales activities, the cost of such sales decreased accordingly.

      For the three months ended March 31, 1999, the Company did not make any expenditures for product development, compared to the $43,332 expense for the period ended March 31, 1998.

      Expenses of $8,766 were incurred for the Toronto real estate operation acquired February 24, 1999. Rental income, as noted above, was $19,264 yielding net rental earnings of $10,498.

      General and administrative expenses decreased $110,463 from $159,812 for the three months ended March 31, 1998 to $49,349 for the three months ended March 31, 1999. This resulted from the Company closing its Los Angeles office and consolidating operations with Videocall in Cambridge, Massachusetts; terminating all employees except one; and terminating all services from outside vendors except for incidental costs associated with the former software development and sale activities.

      Consulting services, not related to software development or sales, for the three months ended March 31, 1999 were $1,483,887, compared to no expense for the three months ended March 31, 1998. This amount represents $1,481,387 paid in shares of the Company's Common Stock and $2,500 paid in cash. The majority of the consulting services were for assistance in financing, investor relations and public relations services.

      Legal and accounting expense increased from $29,459 for the three months ended March 31, 1998 to $95,310 for the three months ended March 31, 1999. The increase of $65,851 resulted primarily from legal costs incurred in the preparation of the proxy related to the Merger; legal costs incurred in Nasdaq matters and legal costs for the Toronto subsidiary and the issuance of preferred stock. Of the $95,310 expense, $16,250 was paid for with Common Stock of the Company.

      The Company had no selling expenses for the three months ended March 31, 1999, compared to $24,556 of expenses for the three months ended March 31, 1998. The decrease was a result of the cessation of software development and sales activities.

      Interest expense decreased $11,402 from $12,645 for the three months ended March 31, 1998 to $1,243 for the three months ended March 31, 1999. For the three months ended March 31, 1998 there was no interest income received, compared to $4,037 for the three months ended March 31, 1999. Both changes in interest expense and interest income were a result of the capital infusion from funds and assets received in the private placements occurring in 1998.

      The $1,563 of other expense in the three months ended March 31, 1999 (compared to no other expenses incurred in the three months ended March 31, 1998) resulted from the market value of the common stock issued over the liability recorded in the exchange of common stock for debt.

Liquidity and Capital Resources

      The Company had $16,783 in cash outflows from operating activities for the three months ended March 31, 1999 compared to cash outflows of $12,350 for the three months ended March 31, 1998. The increase in net outflows of $4,433 between 1999 and 1998 operating cash flow, primarily resulted from the following: an increase in the net loss from operations after adjustments for non-cash items of $41,268; a decrease in the change of deferred revenue of $26,380; a decrease in the change in accounts receivable of $7,817; an increase in the change in other receivables of $28,687; a decrease in the change in inventory of $11,288; a decrease in the change in accounts payable of $6,148; an increase in the change in accrued expenses of $20,149 and an increase in other assets of $13,128. This increase is primarily due to the Company's cessation of sales and marketing; the increased legal and professional costs associated with the shareholder proxy statement and additional insurance purchases.

      Investing activities in the first three months ended March 31, 1999 consisted of the purchase of the Toronto property, which required cash payments of $37,390, compared to the purchase of computer equipment in the three months ended March 31, 1998, for $3,578; additional expenditures for organization costs of $868 for the period ended March 31, 1999; and advances to related parties of $1,512,049.

      The acquisition of the Toronto, Ontario, Canada property was accomplished with the issuance of 975,000 shares of Class A Preferred Stock, Series 1999-A, $.00l par value, and the assumption of a first mortgage in the amount of $935,450 along with various minor obligations totaling $31,293. The Preferred shares have a stated value of $975,000 ($1.00 per share), are non-voting, and pay a cumulative dividend of $0.095 per share. The total acquisition price of the property was $1,941,743. The property was appraised at $1,854,000. Included in other assets is $87,743 representing the excess purchase price paid over the fair value of the acquisition. The property is held by a subsidiary of the Company, The Ontario International Property Corporation.

      The Company had cash inflows of $1,863,281 from financing activities for the first three months of 1999 compared to cash inflows of $29,415 for the first three months of 1998. Financing activities for first the three months ended March 31, 1999 included collection of stockho1ders' receivables of $1,900,000; payment on notes payable of $29,000 and payment of cash dividends on the preferred stock of $7,719. This compares to an advance received of $30,000 for use in project joint ventures offset by payments of $585 on notes payable for the three months ended March 31, 1998.

      As noted earlier the Company and Videocall announced that the two companies had entered into a Letter of Intent for the Company to purchase the common shares of Videocall in exchange for the Company's common and preferred stock. On September 14, 1998, the two companies signed the Merger Agreement detailing the terms of the transaction whereby Videocall will merge with a newly formed wholly owned subsidiary of the Company.

      On September 14, 1998, September 22, 1998, December 18, 1998 and December 31, 1998, private placements of $200,000, $2,000,000, $104,102 and $350,000 for
400,000, 2,040,816, 52,051 and 200,000 shares of Common Stock, respectively, were subscribed to by third party investors to provide additional capital to the Company for use in the merged Company/Videocall operations. Management feels that based on these contributed capital amounts, the Company will be able to operate for the coming twelve months. The Company believes that it will be able to consummate the Merger, and its prospects for obtaining additional financing will improve as a result thereof.

Year 2000

      The Company has reviewed its computer systems in order to evaluate if any modifications are necessary for the year 2000. The Company currently does not anticipate that any material modifications or expenditures will be required in its computer systems to bring the systems into compliance with the computational needs for the year 2000. The Company has been advised by its external vendors that their systems are in compliance with year 2000 issues.

ACCOUNTING PRONOUNCEMENTS

      Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," ("SFAS 129") issued by the FASB is effective for financial statements ended after December 15, 1997. This standard reinstates various securities disclosure requirements previously in effect under Accounting Principles Board Opinion No. 15, which has been superseded by SFAS No. 128. The Company adopted SFAS No. 129 on December 15, 1997 and it had no effect on its financial position or results of operations.

      Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income", ("SFAS 130") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company has adopted SFAS 130 for the year ended December 31, 1998, with respect to prior years, the Company believes that this pronouncement does not have an impact on its financial position or results of operations and the only effect is limited to the form and content of disclosures.

      Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information", ("SFAS 131") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 131 requires that public companies report certain information about operating segments, products, services and geographical areas in which they operate and their major customers. The Company has adopted SFAS 131 for the year ended December 31, 1998; with respect to prior years, the Company believes that this pronouncement does not have an impact on its financial position or results of operations and the only effect is limited to the form and content of disclosures.

      Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits", ("SFAS 132") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 132 revises the disclosure requirements for pension and other postretirement benefit plans. At December 31, 1998, the Company did not maintain any postretirement benefit plans.

      Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") issued by the FASB is effective for financial statements with fiscal years beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments and for hedging activities. The Company does not expect the adoption of SFAS 133 to have an impact on its financial position or results of operations.

      Statement of Position 97-2, "Software Revenue Recognition," ("SOP 97-2") issued by the AICPA is effective for transactions entered into in fiscal years beginning after December 15, 1997. SOP 97-2 supersedes SOP 91-1 regarding software revenue recognition. SOP 97-2 establishes standards which require a company to recognize revenue when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the vendor's fee is fixed or determinable, and (iv) collectability is probable. The SOP also discusses the revenue recognition criteria for multiple element contracts and allocation of the fee to various elements based on vendor-specific objective evidence of fair value. The Company has adopted SOP 97-2 for the year ended December 31, 1998; with respect to prior years, the Company believes that this pronouncement does not have a material impact on its financial position or results of operations.

EFFECTS OF INFLATION

      The Company believes that inflation has not had a material effect on its net sales and results of operations. Substantial increases in labor costs or video production costs on video produced for use within the Company's software programs or programs produced by joint ventures could adversely affect the operations of the Company for future periods.

            SELECTED CONSOLIDATED FINANCIAL INFORMATION OF VIDEOCALL
                   INTERNATIONAL CORPORATION AND SUBSIDIARIES

      The selected financial information is derived from the consolidated financial statements of Videocall, which financial statements are included elsewhere in this Proxy Statement/Prospectus/Notification of Merger. The following tables should be read in conjunction with the consolidated financial statements and related notes included elsewhere in this Joint Proxy Statement/Prospectus/Notification of Merger.

                                                                  Initial Period
                                                              Ended December 31, 1998
                                                              -----------------------
Statement of Operations Data
Revenue ......................................................     $    229,127

Costs and Expenses:
    Product development ......................................          270,376
    Real estate operations ...................................          258,446
    General and administrative ...............................          798,461
    Selling and marketing ....................................           51,607

              Total ..........................................        1,378,891
Income (loss) from operations ................................       (1,149,764)
Interest Expense .............................................         (106,768)
Interest Income ..............................................            2,445
Loss before other adjustments ................................       (1,254,087)
Less current year loss from subsidiary attributable to
    pre-ownership period .....................................           56,713
Net loss .....................................................     $ (1,197,374)
Net loss per common share ....................................     $      (0.12)
Dividends per share ..........................................               --
Weighted average common stock outstanding ....................        9,610,293

Balance Sheet Data
    Cash and cash equivalents ................................     $    225,050
    Working capital ..........................................          183,501
    Total assets .............................................       11,011,494
    Long-term debt (including current portion) ...............        4,183,188
    Stockholders' equity .....................................        5,144,090

          VIDEOCALL--MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

Results of Operations

      The Company is a development stage company which was organized on February 2, 1998. Since its inception, the Company has not had any operating revenues and has been engaged in developing the system, engineering and marketing program for video conferencing activities. For the initial 11 month period, the Company has incurred on a consolidated basis, a cumulative net loss of $1,197,374. General and administrative costs for the initial period were $798,461, which were incurred primarily in establishing the management infrastructure necessary to oversee operational needs of the video conferencing business.

      Included in general and administrative costs were legal and professional fees of $205,260, officer salary expenses of $227,710, public relations costs of $45,850 and directors fees of $30,000.

      Net rental revenues and tenant reimbursements from the real estate operations of the acquired subsidiary (see discussion below), for the three month period ended December 31, 1998, totaled $229,127. Operating expenses for the three month period ended December 31, 1998 were $258,446, which included a bad debt expense of $150,959. The relatively high bad debt expense was attributable to the write-off of inter-company loans due from entities related to the seller. The loss for the three months ended December 31, 1998 was reduced by $56,713, as that was the amount of the loss which was attributable to the period prior to the Company owning the subsidiary.

      Product development costs were $270,376. These costs were incurred in the research and development of the technology and computer programs and databases necessary to execute the video transmissions and billing systems.

      The Company has invested in subsidiary corporations and made advances to joint venture partners in an effort to secure video conference facilities. As of December 31, 1998, these investments have totaled $4,468,950 in subsidiaries and $126,500 in advances.

      For the period January 1, 1999 through March 31, 1999, the Company's only source of revenue was from the rental property. The Company incurred a loss in the amount of $609,801, or $0.02 per common share. Net real estate receipts totaled $206,904 for the three months ended March 31, 1999. Real estate expenses totaled $111,322; interest related to the real estate totaled $127,033. These amounts gave rise to a net loss from real estate activities in the amoun of $31,451 for the three months ended March 31, 1999. Research and development expenses totaled $38,935, marketing expenses $43,329 and general and administrative expenses were $493,550. Primary components of the general and administrative expenses were: payroll and payroll tax expenses of $94,609; travel of $43,281; consultants of $34,253; rents of $63,561; and legal and accounting of $35,335. For the three months ended March 31, 1999, cash flows from operating activities utilized $728,452 of the Company's funds; the purchase of property and equipment utilized $228,060 of funds and borrowings on debt generated $769,231 in funds. This resulted in a net decrease in cash funds of $187,281 for a net ending cash balance of $37,769.

Liquidity and Capital Resources

      The Company is a developmental stage company and to date has not generated any revenues from operations. Therefore, the Company has funded its operations, since inception, through private equity offerings.

      From inception to December 1998, the Company consummated various private offerings totaling 20,562,500 shares of its common stock under a combination U.S. offering of 1,000,000 shares and offshore offerings of 19,562,500 shares. Net assets to the Company from these offerings were approximately $4,266,195 after deducting offering-related expenses of $57,343. The assets received under the subscriptions are composed of $1,172,709 in cash and cash expense payments, $1,461,163 in marketable securities, third party notes receivable and other assets and $1,689,666 in receivables from subscribers. Of the $1,689,666 due from subscribers at December 31, 1998, the Company has received $100,000 as of April 23, 1999. At December 31, 1998, the value of the marketable securities which the Company held as available for sale, had increased $221,935 over the book basis.

      The Company has borrowed $250,000 under a convertible discounted loan note ("CDLN"), secured by a third lien on the land, building and rents held by the subsidiary, with interest at the rate of 9%, payable monthly, and the principal balance will be due November 2001. Concurrent with the placement of the CDLN, the lender has subscribed to 500,000 shares of common stock at a price of $500,000, paying $55,000 toward the total subscription. The CDLN is convertible, at the option of the lender, into 250,000 shares of the Company's common stock, during the term of the note or at maturity. If at maturity, the lender declines the conversion feature, the Company is obligated to pay the principal on the note, rescind the subscription for the 500,000 shares of common stock and refund the deposit paid toward that subscription. The lender has agreed to lend an additional $2,250,000 under similar terms, including the stock subscription.

      On October 28, 1998, the Company acquired all of the outstanding shares of Sacramento Results, Inc. ("SRI") for 3,000,000 shares of the Company's common stock, valued at $1 per share, $1,000,000 of new debt and the satisfaction of $468,950 of the seller's debt to a related entity. SRI owns and manages a 119,000 square foot retail and office strip center in Sacramento, California.

      The short term obligation of $1,000,000 was renegotiated and partially paid down on February 19, 1999. Under the renegotiated note, the Company paid an advance against leasehold improvements in the amount of $350,000 and a principal payment of $100,000, leaving a balance due of $900,000 on the renegotiated note. The renegotiated note is secured by a third position on the real estate and collateralized by 200,000 shares of Talk Visual common stock. Repayment of the renegotiated note is to occur on the refinancing of the property. At the holder's option, the note may be discharged by accepting the Talk Visual stock collateralizing the note, as full payment. As part of this real estate acquisition, the Company will install a video conference site and offices in a portion of the facility. The Company anticipates restructuring its financing to satisfy the renegotiated obligation.

      Although no revenues have been generated through December 31, 1998, the Company anticipates it will generate future revenues when the video conferencing facilities become operational.

                       INFORMATION CONCERNING THE COMPANY

                                    BUSINESS

      In connection with the Merger, the Company intends to exit the business of developing CD-ROM and Internet games and to concentrate solely on the business of Videocall. Accordingly, the following information regarding the Company may be of limited relevance in the event that the Merger is consummated.

General

      Talk Visual Corporation ("Talk Visual" or the "Company") was organized in California in 1989 as a successor to a partnership formed in 1986, and was reincorporated in Delaware in 1996 under the name Legacy Software, Inc. The principal offices of the Company are located at One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142, and its telephone number is (617) 679-0300

      Historically, the Company developed mind stimulating CD-ROM and Internet games which entertained as well as educated. The Company created several best selling "edutainment" software titles, including Children's Writing and Publishing Center (published by The Learning Company), Mickey's Crossword Puzzle Maker (Walt Disney), Mutanoid Math Challenge, Mutanoid Word Challenge and Magic Bear's Masterpiece (published by Talk Visual). An edutainment product combines entertainment and education content for home and educational use and makes learning an integral part of playing a game. In 1995, the Company introduced its first title in the Company's RealPlay(TM) (formerly Career Sim(TM)) series, Emergency Room, marketed by its then co-development partner International Business Machines Corporation ("IBM"). In 1997, the Company introduced a second title in the Company's RealPlay Series, D.A. Pursuit of Justice(TM) and Emergency Room Intern(TM), a Win95 enhanced version of Emergency Room(TM) featuring 50 new cases both of which were distributed through a marketing and distribution agreement with Alpha Software Corporation ("Alpha Soft"), which terminated on December 31, 1998. The Company has ceased marketing and public relations efforts with respect to its software products. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations."

      In addition to CD-ROM development, in 1997 the Company created an Internet game and information service, the Passport2(TM) Network. Passport2 enabled users to compete with one another via the Internet. This Internet service was based on proprietary Win95 client server technology developed by On The Toes of Giants, a California corporation ("OTTOG"), substantially all of the assets of which Talk Visual acquired in August, 1996. The Company closed Passport2 on October 9, 1998.

Initial Public Offering

      In May, 1996, the Company completed an initial public offering of 1,150,000 shares (before adjustment for a one-for-three reverse split) of its common stock, $.001 par value per share ("Common Stock"). Net proceeds to the Company were $5,198,048 after deducting all offering-related expenses. During 1996 and 1997, the Company used the majority of such proceeds for the development of additional RealPlay(TM) titles, including the first three episodes of the D.A. Pursuit of Justice title, the Emergency Room Intern title and the Best of Emergency Room title, all of which were released by the Company in 1997, development of three additional episodes of the District Attorney title, the launching of Passport2, the Company's Internet gaming technology, repayment of certain outstanding indebtedness and for working capital purposes.

Acquisition of Research and Development

      In August, 1996, the Company acquired substantially all of the assets, properties and rights of OTTOG, pursuant to an Asset Purchase Agreement, dated August 19, 1996, which consisted primarily of purchased research and development. The consideration for the purchased assets consisted of 33,334 newly-issued shares of the Company's Common Stock and the assumption by the Company of certain liabilities of OTTOG. The transaction was valued as of August 30, 1996, the closing date, based on the last sales price of $7.00 per share of the Common Stock on the NASDAQ SmallCap Market on such date, and the aggregate purchase price of the transaction, $233,338, was recorded as an expense of product development. The Company developed and operated a separate Internet-oriented business unit based upon the purchased research and development. This business was closed on October 9, 1998. See "Risk Factors--The Company--Management of Growth: Uncertainties Relating to Acquisitions, Business Combinations and New Businesses."

Prior Business Affiliations

      In January, 1998, the Company signed a non-binding Letter of Intent with Black Tusk Medical, Inc., a Nevada corporation ("BTI"), to joint venture the development and publishing of high production value educational software. The Letter of Intent was superseded by a revised Letter of Intent dated March 25, 1998. Pursuant to the revised Letter of Intent BTI and Talk Visual would pursue joint venture programs for the development and distribution of up to four product-oriented joint ventures, including new titles in the Company's RealPlay(TM) series -- Emergency Room and D.A. Pursuit of Justice. On April 29, 1998 the Company and BTI mutually agreed to terminate negotiations.

Marketing and Distribution and Corporate Services Agreements

      On July 31, 1997, the Company and Alpha Soft entered into a Distribution Agreement for D.A. Pursuit of Justice cases 1 through 3 and the Emergency Room Intern titles. Under the terms of the Agreement Alpha Soft produced, marketed and distributed the titles and the Company received a royalty on each sale.

      On June 5, 1997, the Company entered into an Information Provider Commission Agreement with AT&T WorldNet Service ("WorldNet") whereby customers of WorldNet were offered the opportunity to participate in Passport2Network interactive games. The Passport2Network paid WorldNet a percentage of advertising revenue.

      On October 14, 1997, the Company signed an Information Provider Commission Agreement with The New York Times Electronic Media Company ("Times on Line") whereby subscribers of the Times On Line Bridge and Chess columns were provided the opportunity to participate in Passport2Network interactive games under terms similar to the WorldNet agreement.

      On January 8, 1998, the Company signed an Information Provider Commission Agreement with Earthlink Networks, Inc. whereby subscribers were provided the opportunity to participate in Passport2Network interactive games under terms similar to the WorldNet agreement.

      Each of the above agreements was terminated on December 31, 1998, except for the agreement with Times on Line, which was terminated on August 31, 1998.

Products and Services

      CD-ROM Titles

      Emergency Room, an interactive game which the Company co-developed with IBM, was the first RealPlay(TM) title designed to give teenagers and adults a realistic experience of a particular career. In this game, the player begins as a medical student who can work his or her way up the ranks to become the attending physician by successfully completing 400 different medical cases. The player examines, diagnoses and treats patients whose problems range from simple broken bones to gunshot wounds. From October, 1995, to Summer, 1997, IBM distributed over 160,000 units of this DOS-based title through the consumer retail channel. In addition, from September 1997 through December 31, 1997, Alpha Soft distributed over 45,000 units of Emergency Room Intern. The Distribution Agreement with Alpha Soft terminated on December 31, 1998. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations."

      The Company and IBM entered into a Development and Licensing Agreement, (the "DA License Agreement") on November 16, 1995. The D.A. Pursuit of Justice title was the Company's second RealPlay(TM) title. In the fourth quarter of 1996 the Company and IBM mutually agreed to terminate the DA License Agreement with respect to the D.A. Pursuit of Justice title. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations."

      Developed as a six-part series, D.A. Pursuit of Justice built on the public's fascination for high profile criminal cases and explored what it is like to be a district attorney. Similar to Emergency Room, the game was developed around an underlying database of accurate information relating to a specific career.

The Passport2Network

      Passport2 was a distributed software technology that allowed client/server-based games to be played across the Internet with usage and billing information tracked at a central location. Passport2's categories of games and activities included: Passport2Compete; Passport2Learn; and Passport2Participate. The Company launched its family multiplayer network in November, 1996 which included the following games: bridge, chess, backgammon, Intelligentsia (trivia) and Spell-O-rama. In 1997 and 1998 the Company negotiated information provider agreements with AT&T WorldNet Service, The New York Times Electronic Media Company and Earthlink Networks, Inc. whereby customers of each company were offered the opportunity to participate in Passport2Network interactive games. The Passport2Network paid each company a percentage of advertising revenue. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors--The Company--Management of Growth; Uncertainties Relating to Acquisitions, Business Combinations and New Businesses" and "--Rapidly Changing Technologies and Markets." The Company closed Passport2 on October 9, 1998.

Interactive Services Division

      In December, 1997 the Company launched an Interactive Services Division for the purpose of marrying its interactive design expertise and high production values with corporate sales and marketing goals. The primary mission was to bring the fullest range of interactive solutions to business clients in the communications, advertising, educational and entertainment industries.

      On January 15, 1998, the Company signed a Certificate of Authorship and Services Agreement with Addision Wesley Longman, Inc. ("AWL") to develop and provide an interactive sales demonstration for the AWL Waterford Early Reading Program, Levels 1 and 2.

      On March 10, 1998, the Company signed a Certificate of Authorship and Services Agreement with Polar Vision, Inc. to develop CD-ROM Website and printed materials for Polar Vision's product lines.

Research and Development

      The Company's research and development program consisted primarily of activity relating to the early development stages of game titles and the development of new product concepts. Product development expenses are presented in the Company's financial statements net of co-funded development expenses and primarily include personnel expenses associated with both creative developers and programmers, and costs associated with external video production for use in the Company's software titles. For the years ended December 31, 1998, 1997 and 1996 net product development expenses were $1,008,640, $619,516, and $1,664,478, respectively. For the year ended December 31, 1998, development expenses totaled $1,008,640, of which $112,504 were actual costs of development, $36,712 amortization of development costs based on unit sales and the remaining $859,424 represented the write-off of capitalized product development costs to net realizable value. See "The Company--Management's Discussion and Analysis of Financial Condition and Results of Operations."

Competition

      The Company competed in the computer software industry. Each of the computer software development, Internet technology and software retail distribution industries is intensely competitive. The Company's former competitors in each industry ranged from small companies with limited resources to large, more established companies which has significantly greater assets and greater financial, technical and personnel resources than those of the Company.

Company Strategy

      Prior to entering into the Merger Agreement, Talk Visual's objective was to establish itself as a leading developer of edutainment, infotainment, and simulation software products. Upon stockholder approval of the Merger, the Company will concentrate on the establishment of videocalling operations through strategic partnerships and the development of retail outlets.

Proprietary Rights

      The Company has relied primarily on a combination of trademark, copyright, trade secret laws, employee and third-party non-disclosure agreements and other methods to protect its proprietary rights. The source code for the Company's proprietary software is protected both as a trade secret and as an unpublished and unregistered copyrighted work.

      The Company has registered trademarks in the United States for both the Legacy name and certain of its product names and has pending trademarks and copyrights for certain additional product names.

      The technology in which the Company has proprietary rights is embodied in its software. This includes (1) the Emergency Room title software, (2) the improved software which the Company is using in its current products and its off-line tools for translating data and (3) the software being utilized for the development of the Company's Internet game server network. A competitor could independently develop software which produces the same results as the Company's software without copying the Company's software and without violating the Company's proprietary rights.

Employees

      As of March 31, 1999 the Company had one full-time employee. The Company's employee is not covered by a collective bargaining agreement and the Company has experienced no work stoppages. The Company believes that its relationship with its employee is good.

Properties

      In February 1998, the Company terminated its lease for the facility at 5757 W. Century Blvd., Suite 700, Los Angeles, CA and negotiated a month-to-month lease for a smaller portion of space at a reduced rental rate in the same building, and in March 1998 the Company terminated its lease for office property located in Oakhurst, CA. On February 24, 1999, the Company closed its Los Angeles, CA office, and consolidated its operations with Videocall at One Canal Park, Cambridge, Massachusetts, where Videocall leases 2,504 square feet. The Company believes that the new space is adequate and suitable for its needs.

Recent Developments

      On February 24, 1999, the Company acquired a 22,622 square foot property in Toronto, Canada in exchange for 975,000 shares of Class A Preferred Stock, $.001 par value, paying dividends of $.095 per annum. See "Description of Capital Stock - The Company" for a description of the Class A Preferred Stock.

      On February 19, 1999, the Company signed a Placement and Fee Agreement with Red Laguna Trading Company, Inc. ("Red Laguna") for 500,000 Warrants to purchase the Company's Common Stock, at the exercise price of $5.00 per share, to employ Red Laguna to find strategic business alliances for the Company over the period of the next three years.

      On February 23, 1999, the Company and Infochannel Limited ("Infochannel"), a Jamaican corporation, signed a Memorandum of Understanding whereby the Company will purchase a 23% interest in Infochannel for 78,823 shares of the Company's Common Stock valued at $4.17 per share. The Company and Infochannel will in turn form a joint venture, Videocall Jamaica, Limited, to operate the videocalling outlets in the Jamaican market.

      On March 22, 1999, the Company and Proximity Inc. ("Proximity"), a Vermont corporation, signed a Letter of Intent whereby, subject to due diligence by both parties, the Company will purchase the outstanding stock of Proximity for $4 million dollars in common Stock of the Company valued at $4.00 per share. In addition the Company will pay Proximity shareholders the sum of $250,000 in 10 equal monthly installments and subject to receiving audited financials and pro forma operating reports will make available $200,000 for working capital purposes. Proximity provides international full spectrum videoconferencing services with public access to over 2,000 videoconferencing sites.

      On April 7, 1999, the Talk Visual Common Stock was delisted from the Nasdaq SmallCap Market and commenced trading on the OTC Bulletin Board.

Legal Proceedings

      On August 18, 1997, the U.S. Securities and Exchange Commission ("SEC") issued a subpoenas deces tecum to the Custodian of Records of the Company and other parties. The subpoenas were issued in connection with the SEC's formal investigation entitled In the Matter of Reynolds Kendrick Stratton, Inc., File No. LA-752 (the "Investigation"). The Investigation appears to center around activities of JB Oxford Holdings, Inc., a broker-dealer, which is the successor to Reynolds Kendrick Stratton, Inc., and was the underwriter of the Company's initial public offering. The SEC has indicated that it expects to take the testimony of the Company and other parties at some point in the future. The Company has no reason to conclude that it is a target of the Investigation.

      The Company has filed a lawsuit (the "Complaint") in Los Angeles, California against the former Chairperson, Ariella Lehrer, the D&A Lehrer Children Trust and other related entities. In that action, the Company alleges that Lehrer breached her fiduciary duties to the Company through various actions that, according to the Complaint, "undertook to burden an already weakened Legacy with unreasonable, unnecessary and unfair obligations that primarily benefited her faith and were...not in the best interest of Plaintiff Legacy or its shareholders." The Company also alleges that Lehrer fraudulently backdated documents for her personal benefit, and "deliberately and maliciously misrepresented the financial condition of plaintiff Legacy..." The Company claims that the misrepresentations created substantial and unnecessary legal exposure for the Company, particularly with the Company's listing on the Nasdaq SmallCap Stock Market. The Company seeks to recover substantial damages, to be proved at trial, for Lehrer's actions and also seeks injunctive relief requiring Lehrer to return to the Company significant assets.

      The Company has filed a lawsuit in Los Angeles, California, claiming a total of $30,000,000 in damages against DCI Telecommunications, Inc., its officers and Directors and several of its shareholders. The lawsuit alleges that during the period February 1998 to April 1999, the defendants conspired jointly to libel, slander and falsely accuse the Chairman of the Company of wrong doing by posting messages on the Internet.

      The Company is not currently involved in any litigation that is expected to have a material adverse effect on the Company's business or financial position. There can be no assurance, however, that third parties will not assert infringement or other claims against the Company in the future which, regardless of the outcome, could have an adverse impact on the Company as a result of defense costs, diversion of management resources and other factors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, as of May 10, 1999, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company,
(b) each of the Company's directors, (c) the Company's officers named in the Summary Compensation Table set forth herein and (d) all directors and executive officers of the Company as a group.

                                                    Common Stock
                                           ------------------------------
                                              Number          Percentage
                                             of Shares        of Shares
        Name and                           Beneficially      Beneficially
       Address(1)                           Owned(2)(3)       Owned(2)(3)
------------------------                   ------------      ------------

Ariella J. Lehrer, Ph.D.                      130,474             2.62
William E. Sliney                             100,000             1.98
Michael J. Zwebner (4)                        658,167            13.28
One Canal Park, 3rd Floor
Cambridge, Massachusetts 02142

All directors and executive officers
   as a group (3 persons) ...............     888,677            17.47

----------
(1) Unless otherwise indicated, the stockholder's address is the Company's principal executive offices.

(2) Percentage ownership is based on 4,954,916 shares of Common Stock outstanding as of May 10, 1999 plus any shares issuable pursuant to options or warrants held by the person or class in question which may be exercised within 60 days of May 10 1999.

(3) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in this table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(4)   Such shares are held through affiliates.

                                   MANAGEMENT

Directors and Executive Officers of the Company

      In accordance with the terms of the September 8, 1998 Letter of Intent with Videocall and as provided in the Merger Agreement Michael J. Zwebner was elected Chairman of the Board of Directors of the Company and Ariella J. Lehrer, Ph.D. resigned as Chairwoman of the Board. In addition to Mr. Zwebner the Company elected Alexander H. Walker, Jr., Michael Cuzner-Charles and Eugene A. Rosov to fill existing vacancies on the Board.

      In order to insure a smooth transition of management and direction of the merged companies, C. Robert Kline, Ph.D., Ivan M. Rosenberg, Ph.D. and William
E. Sliney resigned as members of the Board of Directors effective October 9, 1998. In addition, on the same date, Dr.

Kline resigned as Chief Executive Officer and Mr. Sliney resigned as Vice President and Chief Financial Officer.

      On November 6, 1998, the Company elected David B. Hurwitz to the Board of Directors filling a vacancy. The Company also gave Eugene A. Rosov, President the additional title of Chief Executive Officer and C. Harold Snyder was named the Chief Financial Officer.

      The biographies of David B. Hurwitz and Michael Cuzner-Charles are set forth below. See "Information Concerning Videocall -- Management" for the biographies of the other new directors and officers of the Company.

David B. Hurwitz

      David B. Hurwitz, age 35, has been a Director of the Company since November 6, 1998. Mr. Hurwitz is the Executive Vice President & General Manager of US WATS, Inc., in charge of the day-to-day operation of that company. A senior executive and business development professional, Mr. Hurwitz has proven ability to build entrepreneurial-based businesses through strategic alliances, teaming relationships, creating cohesive organizational structures, and the professional development of their human resources. Mr. Hurwitz has over 12 years experience in the telecommunications industry, encompassing business development, general management, and strategic sales and marketing initiatives. Prior to joining Commonwealth Long Distance/RCN as Vice President of Sales & Marketing, where Mr. Hurwitz led a sales force of greater than 140 representatives and was a key element in the development and management of corporate sales and marketing strategies, Mr. Hurwitz was involved in several successful entrepreneurial start-up ventures, funded by Petrocelli Industries of NYC. As Executive Vice President & Chief Operating Officer of Internet Communications Services, Inc., Mr. Hurwitz was responsible for the development and operation of a prepaid "debit" long distance calling card service and validation processing service bureau, and as General Manager of FiberNet, Mr. Hurwitz was responsible for overseeing the sale and marketing of services associated with FiberNet's Upstate, and New York Metropolitan Area Networks. Mr. Hurwitz spearheaded the development of business relationships with the country's largest long distance carriers, and was responsible for product and service development, rate structures and operating policies and procedures. Prior to developing the business plan and negotiating funding for InterNet, Mr. Hurwitz participated in the due diligence and sale of FiberNet's Upstate, and Metropolitan New York Area markets to MFS. Mr. Hurwitz graduated with a BA in English and History from Hobart College in 1985. He completed Master's level course work in Telecommunications Management in 1988 and 1989 at the State University of Albany. While affiliated with Rochester Tel. Telecommunications Group, a division of Rochester Telephone (now Frontier) from 1985 until February of 1992, Mr. Hurwitz held numerous positions including: Account Executive, Regional Sales Manager and Director of the Mid-Atlantic and Central Regions.

Michael Cuzner-Charles

      Michael Cuzner-Charles, age 52, has been a Director of the Company since September 1998. Mr. Cuzner-Charles serves as a director of Regal Brook Ltd. in Berkshire (UK), since 1995. He was finance director of Kingston Coatings, Courtaulds Plc from 1976 to 1979, and became a Director of the CJ Phoenix Group (Jewellers in Paris, London and Birmingham) in

1979 until 1982. For the international management consulting firm of Grant Thornton, Mr. Cuzner-Charles was senior manager from 1982 to 1984, and became senior manager of Corporate Finance for Touche Ross from 1984-1992. From 1992-1995 Mr. Cuzner-Charles served as a director of MBS Plc, a computer distribution company, and was Chief Executive Officer of Trade Intermediary Group Plc. He is a Fellow of the Institute of Chartered Accountants in England and Wales.

Key Employee of the Company

      Vincent A. Lee was hired by Talk Visual in April 1999 to design, select, deploy and maintain the local and wide area network architectures and technologies to support Talk Visual's global video/voice calling services, as well as its host multimedia services. Prior to joining the Company, Mr. Lee worked as a software engineer/project leader for Hewlett-Packard Corporation in its medical products division.

Committees of the Board of Directors

      The Board of Directors has appointed an Audit Committee, Compensation Committee and a Stock Option Committee, but has not appointed a standing Nominating Committee.

      The Audit Committee is responsible for reviewing financing statements, consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees.

      The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of all officers of the Company and issuances of equity securities of the Company to directors, officers, employees and consultants of the Company.

      The Stock Option Committee is responsible for administering the Company's Stock Option/Stock Issuance Plan and granting options thereunder.

Compensation of Executive Officers and Directors

Compensation of Directors

      The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director except for the Automatic Option Grant Program component of the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Directors who are not current employees of the Company ("non-employee directors") are eligible for the Automatic Option Grant Program component of the 1995 Plan under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of their fair market value on the grant date.

      Under the Automatic Option Grant Program, each individual who is first elected or appointed as a non-employee Board member will receive a 3,333 share option grant on the date of such election or appointment, provided such individual has not been in the prior employ of the

Company. In addition, at each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after the meeting will receive an additional option grant to purchase 833 shares of Common Stock whether or not such individual has been in the prior employ of the Company.

      Each automatic grant will have a term of ten (10) years, subject to the earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. The initial 3,333 share grant will vest in four equal and successive annual installments over the optionee's period of Board service. Each additional 833 share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, each outstanding option will immediately vest upon (1) certain changes in the ownership or control of the Company or (2) the death or disability of the optionee while serving as a Board member.

Compensation of Executive Officers

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of (i) the Chief Executive Officer and (ii) the other most highly compensated executive officer of the Company whose total annual salary and bonus for fiscal year 1998 exceeded $100,000 (the "Named Executive Officers"), with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended December 31, 1996, 1997 and 1998:

                           Summary Compensation Table

                                                                                           Long-Term Compensation
                                                                                                   Awards
                                                                       Other Annual        ----------------------
                                                       Salary          Compensation              Securities
Name and Principal Position                 Year        ($)                 ($)            Underlying Options (#)
---------------------------                 ----    -----------        ------------        ----------------------
Ariella J. Lehrer, Ph.D.(1).............    1998      $ 85,000            $   -0-                  33,333
      Chief Executive Officer,              1997      $105,115            $   -0-                   -0-
      President, Chairwoman of              1996      $117,500            $   -0-                  33,333
      the Board of Directors
Eugene A. Rosov (2)(3)..................    1998      $  -0-              $   -0-                   -0-
      Chief Executive Officer
William E. Sliney (4) ..................    1998      $120,000            $   -0-                 100,000
      Vice President of Finance,            1997      $117,581            $   -0-                   -0-
      Chief Financial Officer               1996      $112,500            $   -0-                  16,666
      And Secretary

----------
(1) Ms. Lehrer ceased to be Chief Executive Officer, President and Chairwoman of the Board of Directors on September 14, 1998.

(2) Mr. Rosov became Chief Executive Officer on November 6, 1998. His compensation is paid by Videocall.

(3) C. Robert Kline, Ph.D., served as Chief Executive Officer from September 14, 1998 until October 6, 1998, and received $7,500 in compensation for his services as such.

(4) Mr. Sliney ceased to be Vice President of Finance, Chief Financial Officer and Secretary on October 6, 1998.

Compensation Committee Interlocks and Insider Participation

      The Company's Compensation Committee was formed in January, 1996 to establish salary, bonus and other forms of compensation for officers of the Company, provide recommendations for the salaries and incentive compensation of the employees and consultants of the Company and make recommendations to the Board of Directors regarding such matters. The principal objectives of the Company's executive compensation are to:

      o     support the achievement of the desired Company performance;

      o align the executive officer's interests with the success of the Company and with the interests of the Company's stockholders; and

      o provide compensation that will attract and retain qualified management and reward performance.

These objectives are principally achieved through compensation in the form of annual base salaries, discretionary bonuses and equity investment opportunities, such as stock option grants. Prior to January, 1996, the Board of Directors performed the functions of the Compensation Committee. The Company has not historically linked executive compensation directly to corporate performance.

      During the 1998 fiscal year, the Compensation Committee was composed of Mr. Hessler and Dr. Rosenberg until October 9, 1998 and Messrs. Hurwitz, Rosov and Cuzner-Charles thereafter. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Stock Options

      The following table sets forth certain information with respect to options granted to each of the Company's Named Executive Officers during fiscal year 1998. The Company did not grant any stock appreciation rights during fiscal year 1998.

                          Option Grants in Fiscal 1998

                                                              Individual Grants
                            ----------------------------------------------------------------------------------------
                                                                                                Potential Realizable
                            Number of        Percent of                                           Value at Assumed
                            Securities     Total Options                                           Rates of Stock
                            Underlying       Granted to                                           Appreciation for
                             Options      Eligible Persons     Exercise or                         Option Term(1)
                             Granted         in Fiscal         Base Price         Expiration    --------------------
Name                           (#)              Year             ($/Sh)              Date          5%         10%
----                        ----------    ----------------     -----------        ----------    -------     --------
Ariella J. Lehrer,           16,666             11.8%             $2.07             8/20/01       -0-         -0-
    Ph.D.
                              8,333              5.9               3.11             8/20/01       -0-         -0-
                              8,333              5.9               4.14             8/20/01       -0-         -0-
William E. Sliney            50,000             35.3               2.07             8/20/01       -0-         -0-
                             25,000             17.6               3.11             8/20/01       -0-         -0-
                             25,000             17.6               4.14             8/20/01       -0-         -0-

----------
(1) The 5% and 10% assumed rates of appreciation are specified under the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the three-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

                   Aggregated Option Exercises in Fiscal 1998
                   and Value of Options at End of Fiscal 1998

      The following table sets forth certain information with respect to the Company's Named Executive Officers concerning unexercised stock options held as of December 31, 1998. No stock options were exercised by such individuals during fiscal year 1998. The Company did not grant any stock appreciation rights during fiscal year 1998 and no such rights were outstanding as of the end of such fiscal year.

                                                 Number of Unexercised                   Value of Unexercised
                                                 Securities Underlying                       in-the-Money
                                                      Options at                              Options at
                                                    Fiscal Year-End                      Fiscal Year-End($)(1)
                                             ------------------------------          ---------------------------
Name                                         Exercisable      Unexercisable          Exercisable   Unexercisable
                                             -----------      -------------          -----------   -------------
Ariella J. Lehrer, Ph.D.................         66,666            --                  $11,833           --
Eugene A. Rosov.........................            -0-            --                      -0-           --
William E. Sliney.......................        116,667            --                  $35,500           --

----------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 1998 ($2.78 per share) minus the exercise price.

                        INFORMATION CONCERNING VIDEOCALL

                                    BUSINESS

General

      Videocall was recently incorporated to provide a focused retailer to sell videoconferencing and videocall services to individuals and business customers. Videocall intends to establish retail locations throughout the world from which business and general public consumers may participate in videocalls with others that have access to videocall facilities or equipment. The principals of Videocall began working on the business concept approximately two years ago, and together with management have prepared Videocall's business plans and programs.

      Most of the founders and management team of Videocall have spent the past decade in the telecommunications industry, producing and marketing telecom products and services. The development of Videocall's business plan is a result of their telecommunications experience, their research, and their sales, marketing and telecommunications product development. Videocall intends to set up and operate a global network of convenient, strategically located retail outlets to offer the general public videocalling services in its facilities at a reasonable cost. Videocall's mission is to bring to the general public in major population centers the world over high value, cost-effective videocalling services. Videocall intends to accomplish its goals by establishing retail locations in major international cities, by its own development of strategic locations through franchises, or via strategic partnerships. At these conveniently sited locations worldwide, Videocall expects that customers will readily book calls to locations in many other countries and cities worldwide.

The Corporate Market

      Videocall's founders believe that the global business community is primed for a surge in videoconferencing facilities and services. Internet development and its focus on visual imagery reflects the corporate interest in rapid audio/visual communication worldwide. Videocall is designed to fill the need for the delivery of economical, efficient and convenient videocall services to commercial users worldwide.

Ethnic Markets

      Ethnic minorities worldwide often comprise substantial numbers of displaced or otherwise separate families. In many cases, immigrants into countries the world over make up a significant fraction of local ethnic communities. These immigrants often have been unable to return to their home countries to see their distant families. Often for both political and or financial reasons they are not able to travel easily, but they are capable of telephone calls, and are currently a significant purchasing group for prepaid phone cards. Videocall believes that videocalling will offer them a preferable and desirable alternative to non-visual telephone calls.

      Large segments of populations in many countries make up such groups, and these have created what Videocall believes is a ready and willing market for videocalling services. Based on management's experience and knowledge of ethnic markets - in terms of locations, resources, consumer responsiveness, and Videocall's market sensitivity - Videocall's business strategy should result in these ethnic markets visually and aurally reuniting with their families on an international scale. Videocall believes that once the availability of videocall service is present to connect a given ethnic group with key global locations, routine and regular videocalling will become a part of the normal activities for many members of these communities. Videocall believes that it is the first such commercial venture to approach this market in a knowledgeable and comprehensive manner, with a manageable plan for global implementation.

The Technology

      The core aspect of Videocall's business is the purchase and delivery of the videocalling system, with full technical support on an ongoing basis from the Picturetel Corporation of Andover, Massachusetts. Videocall may also source equipment from other manufacturers. Picturetel Corporation is the world leader in videoconferencing technologies, products and services. Picturetel Corporation claims over 56% of the world market for videoconferencing systems.

      The equipment that Videocall expects to primarily utilize is Intel Corporation's "Pro Share 500" system. This simple yet high tech system is compatible with most current videoconferencing systems (there being an established industry standard - the H.323/H.320 international standard - in effect).

Global Telecommunications Transmission Standards

      The standard transmission protocol that Videocall will use is ISDN. The difference between ISDN and a regular phone line is that the ISDN "pipe" - or bandwidth - is substantially larger and more efficient. Rather than operating in the usual "analog" manner, an ISDN line transmits digital signals which are not subject to the normal degradation and operational problems of analog connectivity. ISDN is therefore able to carry more data and speech, very rapidly and with clearer connectivity. It provides a clarity of voice transmissions and real time transmission of simultaneous video picture without the slow "step by step" images of earlier analog line transmissions. Because it is digital, ISDN allows for direct computer-to-computer communications and facilitates high volume data, video and voice applications such as global videocalling. As of July 1998, there are over 40 countries worldwide in which ISDN is commercially available.

The Wireline Carriers

      Videocall intends to enter into separate agreements with local PTTs in every target country for the installation of ISDN circuits at all of its own retail locations and the locations of its strategic partners. In almost all cases, ISDN installation rates have been reduced to only a few hundred dollars per location, and the monthly rental rates have been reduced to as low as $30 per month or less. This should help Videocall to operate economically and competitively. In addition, Videocall intends to obtain ISDN long distance service from major international carriers such as AT&T, MCI and SPRINT. The current global industry trend is towards a general lowering of calling rates, and Videocall expects that ISDN rates will remain part of this trend.

Global Siting of Retail Locations

      Videocall has organized its expansion activities toward different targeted locations and toward business-formation strategies designed to secure locations. Videocall's approach to establishing its global network of retail locations includes:

      1.    Company-owned locations

      2.    Travel agency acquisitions

      3.    Partnerships

      4.    Franchises

      5.    Strategic commercial arrangements

      While Videocall has developed financial models for various retail location options, the financial models will vary from country to country, and indeed even from city to city within a given country. Management will review all available options on an individual location basis, and intends to obtain such locations in a manner consistent with cash flow needs, projected profitability goals, location desirability, and the marketplace demand for local videocalling origination and receipt.

Recent Transactions

      On September 28, 1998, Videocall signed a Letter of Intent to purchase all the assets and assume all the liabilities of Town and Country Village West from Sacramento Results, Inc. of Mesa, Arizona. The commercial property comprises 130,000 square feet, with 114,000 net leaseable feet on 6.36 acres of land with an estimated gross property value of $10 million. Videocall will use a portion of the available office space to establish a Western US operations center. This transaction was consummated on October 28, 1998 with the payment by Videocall to the seller of a $1,000,000 promissory note and 3,000,000 shares of Videocall Common Stock.

      Videocall as a part of its videocalling expansion plans has signed letters of intent or leases providing for videocalling outlets to be opened in the following locations in 1999:

      Retail Stores

            Boston, Massachusetts
            Miami, Florida
            Sacramento, California
            San Francisco, California

      Hotels

            The Hyatt Regency, Hong Kong

      Newspapers

            The Philippine News - offices in San Francisco, Los Angeles, New York City, San Diego, Toronto, Manila, Hawaii, Guam and Malaysia.

      Videocall has signed the following service agreements

            Page Mart Wireless, Inc. - pager services for the Americas and the Caribbean.

            Cable & Wireless, Inc. - utilization of internet global network. Global Exchange - utilization of network system. The videocalling locations will be connected worldwide to the Cable & Wireless IP Global Backbone Network. This will permit customers to be offered a choice of videocalling services with calls being connected both over the Internet and via ISDN.

Competition

      The business in which Videocall is engaged is highly competitive. At this time, however, Videocall is not aware of any other business organized pursuant to a business plan similar to that of Videocall: a world-wide retail business designed to enable the general public to participate in individual videocalling services.

      Videocall believes that most, if not all, of the videoconferencing companies in existence today are involved in connecting/bridging corporate customers. Some companies have found specific niche markets into which they have invested substantial infrastructure. For example, one particular company operating within the legal profession has set up a videoconferencing service to enable lawyers, their clients and courts to interact amongst themselves with videoconferencing facilities. Videocall believes that this has led to a dramatic savings for all parties concerned as the participants can now set up over a video-conference link various processes previously performed in person. This negates substantial travel and creates cost efficiencies.

      Videocall believes that videoconferencing also is becoming a more widely-used tool in the medical industry, with doctors using videoconferencing facilities as a means of communicating with patients in various locations including hospitals, clinics, nursing homes and convalescent facilities.

      Videocall has been advised that in the manufacturing industry, many companies have discovered savings and efficiencies through videoconferencing. Many banks and financial institutions are also utilizing videoconferencing for internal and external communications. The oil and gas industry is now installing videoconferencing facilities at many worldwide installations to enable management and employees to communicate with each other the world over.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information as of March 31, 1999 regarding each person known by Videocall to own beneficially more than 5% of the Videocall Stock, each director of Videocall who beneficially owns Videocall Stock, each executive officer who beneficially owns Videocall Stock and all executive officers and directors of Videocall as a group. Except as indicated in the footnotes to the table, all of such shares of Videocall Stock are owned with sole voting and investment power.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Pro Forma Beneficial
                                                                                                 Ownership of Company
                                                                                                   Common Stock(1)
-------------------------------------------------------------------------------------------------------------------------------
                                          Shares of Videocall           Percent               Number              Percent
                                                 Stock                     of                   of                  Of
                 Name                      Beneficially Owned            Class                Shares               Class
-------------------------------------------------------------------------------------------------------------------------------
Michael J. Zwebner                                 3,460,000             11.38%              1,413,000              6.00%
4 Melvin Hall
Golders Green
London NW 11
England
-------------------------------------------------------------------------------------------------------------------------------
Whyteburg SA                                       3,000,000              9.87               1,080,000              4.58
C/o Kerman & Co.
79 New Cavendish Street
London W1M 0AQ
England
-------------------------------------------------------------------------------------------------------------------------------
Overseas Communications Ltd                        2,000,000              6.58                       -                 -
C/o Greenwood & Co. Solicitors
7 Hatton Garden
London EC1N 8AT
England
-------------------------------------------------------------------------------------------------------------------------------
H&G Partnership                                    3,000,000              9.87               3,000,000             12.74
1237 S. Val Vista Drive
Mesa, Arizona  85204
-------------------------------------------------------------------------------------------------------------------------------
Eugene A. Rosov                                    1,100,000              3.62                       -                 -
-------------------------------------------------------------------------------------------------------------------------------
C. Harold Snyder                                     500,000              1.64                       -                 -
-------------------------------------------------------------------------------------------------------------------------------
Charles Zwebner                                      400,000              1.32                 300,000              1.27
-------------------------------------------------------------------------------------------------------------------------------
Alexander H. Walker, Jr.                             100,000               *                   100,000               *
-------------------------------------------------------------------------------------------------------------------------------
Richard Sablon                                       100,000               *                    90,000               *
-------------------------------------------------------------------------------------------------------------------------------
Michael Hilsenrath                                   100,000               *                   100,000               *
-------------------------------------------------------------------------------------------------------------------------------
All directors and executive officers               5,760,000             18.95               2,003,000              8.50
as a group (8 persons)
-------------------------------------------------------------------------------------------------------------------------------

----------
*     Less than one percent
(1)   Excludes options to be issued as a portion of the Merger Consideration.

                                   MANAGEMENT

      Videocall was recently incorporated. The current members of Videocall's Board of Directors and management are set forth below:

Board of Directors and Management

--------------------------------------------------------------------------------
Name                           Age       Position
----                           ---       --------
--------------------------------------------------------------------------------
Michael J. Zwebner             46        Chairman
--------------------------------------------------------------------------------
Eugene A. Rosov                50        CEO, President, Director
--------------------------------------------------------------------------------
C. Harold Snyder               42        Chief Financial Officer
--------------------------------------------------------------------------------
Charles Zwebner                39        Director, VP Canadian Operations (CA)
--------------------------------------------------------------------------------
Alexander H. Walker Jr.        72        Director, General Counsel
--------------------------------------------------------------------------------
Salvatore Gilbertie            39        Director, Corporate Finance
--------------------------------------------------------------------------------
Richard Sablon                 38        Chief Technical Officer
--------------------------------------------------------------------------------
Michael Hilsenrath             39        Director, VP European Operations (UK)
--------------------------------------------------------------------------------

Michael J. Zwebner

      Michael Zwebner is the founder and has served as Chairman of Videocall International Corporation since February 1998. From 1974 to 1986, Mr. Zwebner founded and ran a travel and tourism company as well as a charter airline, specializing in the areas of air charter travel, wholesale ticketing and general business and tourist travel. From 1986 to 1990, Mr. Zwebner owned and operated several real estate companies as well as managed a chain of five family restaurants and related catering services in England. From 1991 to 1997 Mr. Zwebner founded and served as Vice-President of Cardcall International Holdings Inc. (USA) and Operating Manager of Cardcall (UK) Ltd. for which he designed and developed telecommunications and marketing concepts and organized the extensive prepaid phone card operations (Cardcall having been the largest such operation in both the UK and Canada). Mr. Zwebner also coordinated corporate finance activities for Cardcall.

      In February of 1997, Mr. Zwebner negotiated and secured the sale/merger of the Cardcall Group to DCI Telecommunications Inc., a publicly-held entity based in Connecticut, USA, and was subsequently instrumental in the multi-million dollar sale of the UK distribution contract to SmarTalk Teleservices Inc. In addition, in February of 1988, Mr. Zwebner negotiated the creation of a multi-million dollar joint venture between Cardcaller Canada Inc. with Datawave Systems Inc. of Vancouver, Canada. Mr. Zwebner resigned from his positions with the Cardcall Group in February 1998 to actively and exclusively pursue the Videocall project.

Eugene A. Rosov

      Eugene Rosov has served as Director, President and Chief Executive Officer of Videocall International Corporation since June 1998. In 1967, Mr. Rosov started a national music educational and touring company, and in 1978 started the international chamber music association, Chamber Music America. Mr. Rosov served as acting Director of Marketing for the nation's largest public radio station, WNYC, from 1979 to 1980. In 1980 he was founder, president and CEO of Water Test Corporation, a national drinking water testing laboratory


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acquired by Household International in 1987. From 1988 to 1995 he was founder, president, CEO and Chairman of Innovative Telecom Corporation, the Nashua, New Hampshire telecommunications systems integrator and provider to five (of six) Regional Bell operating companies of prepaid telephone card technologies and customer service operations. From 1995-1998 Mr. Rosov acted as a consultant to various telecom companies. Mr. Rosov graduated from Harvard College in 1971 with a BA in General Studies.

Richard Sablon

      Richard Sablon is the Company's Chief Technology Officer. He matriculated from Miami-Dade Community College in 1982, majoring in computer sciences. Three years later, in 1985, he developed, promulgated and marketed the first prepaid telephone cards sold in the United States. In 1989 he began to sell the first commercially available prepaid phone card (debit card) computer telephony switch platforms for use in the United States and overseas, and two years later - in 1991 was the first to offer commercial telephone service from the United States directly to Cuba via Canadian circuits, after nearly 30 years of U.S. Government telephone blockades. From 1991-1998 Mr. Sablon developed and ran switch manufacturing and operating companies. He is a member of the Institute of Electronic Engineers (IEEE) and the U.S. Telecard Association (USTA). For the past ten years he has enhanced his educational background with specialized courses in network architecture and ISDN protocols.

C. Harold Snyder

      Harold Snyder has served as the Chief Financial Officer of Videocall International Corporation since July 1998. Mr. Snyder started a full service printing firm in 1969, which he sold in 1975. From 1975 through 1985 Mr. Snyder worked with Stegman & Co. in Baltimore as business and tax advisor and auditor. From 1985-1990 Mr. Snyder served as executive officer for finance and administration for North American Beauty Services Company, a wholesale and retail distributor of beauty products. From 1990-1992, Mr. Snyder served as VP Finance for Innovative Telecom Company Inc., a telecommunications provider. From 1992 to July 1998, Mr. Snyder served as a business consultant, financial and tax strategist for companies throughout New England. Mr. Snyder holds a Masters Degree from the University of Baltimore and is a certified public accountant
(CPA).

Sal Gilbertie

      Sal Gilbertie has served as a Director and the Director of Corporate Finance of Videocall International Corporation, since July 1998. Mr. Gilbertie serves as president (since 1996) of Cambial Financing, Inc., an asset-backed financing company based in San Francisco and New York. He was Vice-President and Partner in the Merrill Lynch Futures/Elders Finance Group from 1984 to 1990, and prior to that he served as General Manager of Merrill Lynch's energy brokerage unit. He has served as a consultant to the Director of the (United States) Department of Energy's Strategic Petroleum Reserves. Mr. Gilbertie represented and traded for Bear Stearns, Reico Natural Gas, LLC and AGM Derivatives Corporation during the period 1994 to 1996. Mr. Gilbertie graduated from Fairfield University with a B.S. in Business Management in 1982.


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

Charles Zwebner

      Charles Zwebner has served as Vice President and a Director of Videocall International Corporation since February 1998. Mr. Zwebner was the former president of Cardcaller Canada Inc. (1992-July 1998) and was a member of its Board of Directors (1992-1998) prior to the sale of the company. Mr. Zwebner founded Cardcaller Canada in 1992, and has been involved in all elements of design, development, production and manufacturing of the first Canadian fixed amount prepaid multilingual telephone calling card. As Vice President of the Mortgage Department of Concinnity Corporation, Inc. from 1985 to 1992, Mr. Zwebner handled underwriting, management and syndication of residential and commercial mortgage portfolios.

      Michael Zwebner and Charles Zwebner are brothers.

Michael Hilsenrath

      Michael Hilsenrath, a Director of the Company, also holds a directorship of a major European telecommunications provider, and in 1997 was director of Cardcall UK, a prepaid phone card company in the United Kingdom. Earlier, he was a senior manager in both commercial and technical areas in the telecommunications industry, and has assisted in the launch of new telecom services in the United Kingdom and in Europe. From 1987-1993 he was contracted to Cable & Wireless. During the period from 1993 to 1995, he served as Cable and Wireless' General Manager - Voice and Facsimile Services, General Manager - Information and was responsible for the initial development of the group's global intelligent virtual network. His expertise includes all areas of business planning, videoconference technology, voice-mail systems and many other commercial and technical areas. From 1984 to 1987 he worked for Western Union supporting their messaging products. He holds a B.A. from the City University of New York, Baruch College (1979), Masters Degree in History from London University (1993), and a Certificate in Marketing Management. Mr. Hilsenrath maintains an American passport, but has lived and worked in Europe for the past thirteen years.

Alexander H. Walker, Jr.

      Mr. Walker has served as Director and General Counsel to Videocall International Corporation since July 1998. Since 1968 Mr. Walker has served as Chairman of the Board of the Nevada Agency and Trust Company in Reno, Nevada, a licensed and registered Trust Company and Transfer Agent in business since 1903. From 1944 to 1946 Mr. Walker served in the United States Army, rising to the rank of Captain, Infantry in the United States Army Reserve. He received his B.A. from Waynesburg College (1950) and his J.D. from the University of Pittsburgh School of Law in 1952. Since 1956, Mr. Walker has been a practicing attorney, with his practice including all phases of trial work, with a particular emphasis on corporate securities matters. From 1954 to 1955 he served first as Attorney Advisory, and then 1955-1956 as Attorney in Charge of the Salt Lake (UT) Branch for the United States Securities and Exchange Commission (SEC). From 1956 to date, he has maintained a private practice as an Attorney.


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                   DESCRIPTION OF CAPITAL STOCK - THE COMPANY

      The Company's authorized capital stock consists of 10,000,000 shares of Talk Visual Common Stock and 5,000,000 shares of Preferred Stock, issuable in series. See "Proposal 2. The Reincorporation Proposal."

      Common Stock. Holders of Talk Visual Common Stock have one vote for each share held, are entitled to cumulate their votes for the election of Directors but do not have preemptive rights. The issued and outstanding shares of Talk Visual Common Stock are, and all shares of Talk Visual Common Stock to be issued in connection with the Merger and upon the exercise of outstanding options and warrants will be, validly issued, fully paid and nonassessable. All shares of Talk Visual Common Stock have equal rights and, subject to the rights of the holders of the Preferred Stock, are entitled to receive such dividends, if any, as may be declared from time to time by the Company Board out of funds legally available therefor and to share pro rata in the net assets of the Company available for distribution to holders of Talk Visual Common Stock upon liquidation.

      Preferred Stock. The Company Board may without further action by the Company's stockholders, from time to time, direct the issuance of shares of Preferred Stock in series and may, at the time of issuance, determine the rights, preferences and limitations of each series. The rights of any such series may include voting and conversion rights which would adversely affect the voting power of the holders of Talk Visual Common Stock. Satisfaction of any dividend preferences of outstanding Preferred Stock would reduce the amount of funds available for payment of dividends on Talk Visual Common Stock. Also, the holders of Preferred Stock would normally be entitled to receive a preference payment in the event of any liquidation, dissolution or winding-up of the Company before any payment is made to the holders of the Talk Visual Common Stock.

      The Company presently has 975,000 shares of one series of Preferred Stock, the Class A Preferred Stock, Series 1999-A ("Series A Stock"), outstanding. Each share of Series A stock is entitled to cumulative dividends, before any dividends are paid on the Talk Visual Common Stock, at the annual rate of $0.095 per share, payable monthly. The Series A Stock is redeemable by the Company at any time, in whole or in part, at the price of $1.15 per share, plus accrued and unpaid cumulative dividends. Each share of Series A Stock may be converted at the option of the holder thereof into a number of shares of Talk Visual Common Stock, at any time prior to February 24, 2002, determined by dividing $1.00 by the lesser of $3.25 or the average of the lowest three day closing bid prices of the Talk Visual Common Stock during the 25 trading days prior to the conversion date, subject to adjustments for stock splits, stock dividends and the like. Upon any liquidation of the Company, each share of Series A Stock is entitled to receive an amount of $1.00 per share, plus accrued and unpaid cumulative dividends, before any distribution is made upon the Talk Visual Common Stock. Except as otherwise required by applicable law, the shares of Series A Stock have no voting rights. Payments on the Series A Stock must be made in Canadian Dollars converted on the basis of US$1.00 = Cdn$1.524. The Company does not presently intend to issue any other series of Preferred Stock.


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

                    DESCRIPTION OF CAPITAL STOCK - VIDEOCALL

      Videocall is authorized to issue 50,000,000 shares of common stock, $.01 par value. There are 30,396,750 shares of Videocall common stock currently issued and outstanding. Each holder of Videocall common stock is entitled to one vote per share owned on all matters submitted to a vote of the shareholders. Holders of Videocall common stock will be entitled to receive ratably any dividends declared by the Videocall Board of Directors out of funds legally available for dividends. If Videocall is liquidated, dissolved or wound up, holders of the Videocall common stock have the right to a ratable portion of the assets remaining after payment of liabilities. All shares of Videocall common stock outstanding are fully paid and non-assessable.

                                  LEGAL MATTERS

      The validity of the shares of Talk Visual Common Stock being offered hereby is being passed upon for the Company by Haythe & Curley, 237 Park Avenue, New York, New York 10017.

                                     EXPERTS

      The financial statements of Talk Visual Corporation (formerly known as Legacy Software, Inc.) as of December 31, 1996 and 1997 and for each of the two years in the period ended December 31, 1997 as presented herein, have been audited by BDO Seidman, LLP, Independent Certified Public Accountants as stated in their reports. The report dated March 12, 1998 included in the financial statements includes an explanatory paragraph regarding a going concern uncertainty. Such financial statements have been so included in reliance upon the reports of such firm given upon their authority as experts in auditing and accounting.

      The financial statements included in this Proxy Statement/Prospectus/ Notification of Merger, as of December 31, 1998, except as they relate to the unaudited interim periods, have been audited by Mayer Rispler & Company, Independent Certified Public Accountants as stated in their reports. Such financial statements have been so included in reliance on the reports of such firm given upon their authority as experts in auditing and accounting.

                      PROPOSAL 2. REINCORPORATION PROPOSAL

      The Board of Directors of the Company has unanimously approved, subject to shareholder approval, a proposal to change the Company's state of incorporation from Delaware to Nevada by means of a merger (the "Reincorporation Merger") of the Company with and into Talk Visual Corporation, a Nevada corporation ("Talk Visual (Nevada)"), a newly formed, wholly owned subsidiary of the Company (the "Reincorporation Proposal"). The principal office of Talk Visual (Nevada) is One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142, telephone (617) 679-0300. Talk Visual (Nevada) will be the surviving corporation, the effect of which will be a change in the law applicable to the Company's corporate affairs from the Delaware General Corporation Law ("Delaware Law") to the Nevada Business Corporation Act ("Nevada Law"), including certain differences in shareholders' rights. See "-Comparison of Shareholder Rights."

      The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Nevada Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between shareholders' rights under Delaware Law or Nevada Law, and is qualified in its entirety by reference to

      o the Plan of Reorganization and Agreement of Merger dated as of June 15, 1999 between the Company and Talk Visual (Nevada) (the "Reincorporation Merger Agreement") attached hereto as Annex C,

      o the Articles of Incorporation of Talk Visual (Nevada) (the "New Charter") attached hereto as Annex D, and

      o the Bylaws of Talk Visual (Nevada) (the "New Bylaws") attached hereto as Annex E.

Copies of the Company's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at the Company's executive offices, and copies will be provided to shareholders upon request.

      The Company Board has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Nevada. The Company's shareholders are being asked to approve the Reincorporation Proposal (including the adoption of the Reincorporation Merger Agreement and the approval of the New Charter and the New Bylaws) at the Special Meeting. The Board of Directors unanimously recommends that the Company's shareholders approve the Reincorporation Proposal.

      Approval of the Reincorporation Proposal by the Company's shareholders will constitute adoption of the Reincorporation Merger Agreement and approval of the Reincorporation Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Reincorporation Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights. See "-Comparison of Shareholder Rights." Accordingly, shareholders are urged to read carefully this Proxy Statement and the Annexes attached hereto. In addition, each of the current directors of the Company are directors of Talk Visual (Nevada). By voting in favor of the Reincorporation Proposal, the Company's shareholders will be deemed to have approved of such persons as directors of Talk Visual (Nevada) without further action. For additional information concerning those directors, see "Proposal 1. -- The Merger -- Information Concerning the Company -- Management."

Principal Features of the Reincorporation Proposal

      At the Effective Date of the Merger (as defined in the Reincorporation Merger Agreement), the separate existence of the Company will cease and Talk Visual (Nevada), as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date, and each share to be issued to the Videocall stockholders in connection with the Merger with Videocall, will by virtue of the Reincorporation Merger be


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converted into one share of common stock, par value $.001 per share, of Talk
Visual (Nevada) ("Talk Visual (Nevada) Common Stock"). At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Talk Visual (Nevada) Common Stock. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of Talk Visual (Nevada). However, when outstanding certificates representing shares of Common Stock of the Company are presented for transfer after the Reincorporation Merger, new certificates representing shares of Talk Visual (Nevada) Common Stock will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

      Following consummation of the Reincorporation Merger, Talk Visual (Nevada)'s Common Stock will be trading on the OTC Bulletin Board, the market on which the Common Stock of the Company is currently listed for trading. Talk Visual (Nevada)'s Common Stock will be listed under the symbol "TVCP." Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of Talk Visual (Nevada) in transactions subsequent to the Effective Date of the Reincorporation Merger.

      Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Company. The number of directors comprising the Board of Directors of Talk Visual (Nevada) will be five initially, each of whom is currently a director of the Company. The chief executive officer of Talk Visual (Nevada) is currently serving as the chief executive officer of the Company. Shareholders should note that approval of the Reincorporation Proposal will constitute ratification of all of the currently serving directors of Talk Visual (Nevada).

      Pursuant to the terms of the Reincorporation Merger Agreement, each option to purchase Common Stock of the Company outstanding immediately prior to the Effective Date of the Reincorporation Merger, and each option to purchase Common Stock of the Company to be issued to the Videocall Founders in connection with the proposed Merger with Videocall, will become an option to purchase Talk Visual (Nevada) Common Stock, subject to the same terms and conditions as set forth in the agreements pursuant to which such option was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by Talk Visual (Nevada) upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal will constitute approval by the shareholders of the Company of Talk Visual (Nevada)'s assumption of the stock option plan and other employee benefit plans and arrangements of the Company.

      Upon approval of the Reincorporation Proposal by the Company's shareholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Company and Talk Visual (Nevada) determine is advisable. The Reincorporation Merger Agreement provides, however, that the Reincorporation Merger may be abandoned by the Board of Directors of either the Company or Talk Visual (Nevada) prior to the Effective Date, either before or after shareholder approval. In addition, the Reincorporation Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval; provided, however, that the Reincorporation Merger Agreement may not be amended after shareholder approval if such amendment would (1) alter or change the amount or kind of shares or other consideration to be received by shareholders in the Reincorporation Merger, (2) alter or change any term of the New Charter, (3) alter or change any of the terms and conditions of the Reincorporation Merger Agreement if such alternation or change would adversely affect the shareholders, or (4) otherwise violate applicable law.

Purpose for Proposed Reincorporation

      The primary purpose for reincorporating in Nevada is that the franchise tax and related fees that the Company pays as a Delaware corporation, and the franchise tax and related fees that the Company will pay based upon its increased capitalization as a result of the Proposed Merger with Videocall (see "Proposal 1. -- The Merger"), are significantly higher than the comparable fees for a Nevada corporation. Additionally, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Nevada Law, the Board of Directors concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Delaware, in light of the detriments of remaining in Delaware, including the continuing expense of Delaware's annual franchise tax. In light of the foregoing, the Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Nevada. See "--Comparison of Shareholder Rights" and "--Possible Disadvantages of the Reincorporation Proposal."

Comparison of Shareholder Rights

      Although the corporate statutes of Nevada and Delaware are substantially similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Delaware General Corporation Law (the "Delaware Law") and the Nevada Business Corporation Act (the "Nevada Law") to understand how these laws will apply to Talk Visual (Nevada) and the Company.

      Classified Board of Directors

      The Delaware Law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class (consisting of approximately 1/3 of the entire board) will be elected at each annual meeting of the stockholders to serve for a term of three years or until their successors are elected to take office. The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither the Company nor Talk Visual (Nevada) have a classified board, there will be no difference in stockholders' rights with respect to this issue.

      Cumulative Voting

      Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected.


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

Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

      The Nevada Law permits cumulative voting in the election of directors as long as certain procedures are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

      Since both the Company and Talk Visual (Nevada) utilize cumulative voting, there will be no significant difference in stockholders' rights with respect to this issue.

      Vacancies

      Under the Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. In addition, the by-laws of the Company and Talk Visual (Nevada) address the issue of director vacancies in the same manner. Therefore, the change from Delaware law to Nevada law will not alter stockholders' rights with respect to filling vacancies.

      Indemnification of Officers and Directors and Advancement of Expenses

      Delaware and Nevada law have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Delaware corporation has the discretion to decide whether or not to advance expenses. Under the Nevada Law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses. There will be no difference in stockholders' rights with respect to this issue because the New Bylaws and the Present Bylaws each provides for advancement of expenses.

      The Company was obligated to indemnify a narrower range of people than Talk Visual (Nevada). Whereas the New Bylaws provides for Talk Visual (Nevada) to indemnify directors, officers, employees and some agents, the Present Bylaws only addressed indemnification of directors and officers. In this regard, it should be noted that the Company Board retained the discretionary authority to authorize the indemnification of officers, employees and agents, subject to certain conditions under the Delaware Law.

      Limitation on Personal Liability of Directors

      A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Present Charter limits the liability of directors to the Company to the fullest extent permitted by law.

      While the Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability the breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The New Charter limits the liability to Talk Visual (Nevada) of directors and officers. Therefore, the Company had a narrower limitation on liability, and more parties were potentially liable to the Company. The Company, however, could determine to indemnify such persons in its discretion subject to the conditions of the Delaware Law.

      Dividends

      The Delaware Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under the Delaware Law, unless otherwise provided in the certificate of incorporation, a corporation may declare dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem its shares only out of surplus.

      The Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

      Restrictions on Business Combinations

      Both the Delaware Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware Law, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder, unless the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. The Delaware Law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

      The Nevada Law regulates business combinations more stringently. First, an interested stockholder is defined as a beneficial owner of ten percent (10%) or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

      Amendment to Certificate/Articles of Incorporation and Bylaws

      Both the Delaware Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's certificate/articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely. The number of authorized shares of any such class of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock entitled to vote thereon (without a class vote) if so provided in any amendment to the articles of incorporation or resolutions creating such class of stock.

      Actions by Written Consent of Stockholders

      The Nevada Law and the Delaware Law each provide that, unless the charter provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

      Stockholder Vote for Mergers and Other Corporate Reorganizations

      In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither the Nevada Law nor the Delaware Law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

      Dissenters' Rights

      In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder's shares (as determined by agreement of the parties or by a court), in lieu of the consideration such stockholder would otherwise receive in any such transaction.

      Under the Delaware Law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 stockholders. Even if the shares of any class or series of stock meet the requirements of clause (1) or
(2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except:

      o shares of stock of the corporation surviving or resulting from such merger or consolidation;

      o shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;

      o     cash in lieu of fractional shares; or

      o     any combination of the foregoing.

No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

      Under the Nevada Law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of consummation of a plan of merger or plan of exchange in which the corporation is a party and, to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, any corporate action taken pursuant to a vote of the stockholders. As with the Delaware Law, the Nevada Law provides an exception to dissenters' rights. Holders of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or held by more than 2,000 stockholders of record are generally not entitled to dissenters' rights.

      Stockholder Inspection Rights

      The Delaware Law grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

      The Nevada Law provides the right to inspect the corporation's financial records for only a shareholder who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. To inspect the corporation's stock ledger, the stockholder must have been a stockholder of record for six months prior to demanding inspection.

      Derivative Suits

      Under both the Delaware Law and the Nevada Law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

      Special Meetings of Stockholders

      The Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The Nevada Law does not address the manner in which special meetings of stockholders may be called.

Possible Disadvantages of the Reincorporation Proposal

      Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its shareholders, shareholders should be aware that may provisions in the New Charter, the New Bylaws and under Nevada Law have not yet received extensive scrutiny and interpretation by the Nevada courts. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of

Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The Board of Directors, however, believes Nevada Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

Tax Consequences

      The Company has received an opinion from its special counsel, Haythe & Curley, New York, New York, to the effect that the proposed Reincorporation Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly:

      no gain or loss will be recognized for federal income tax purposes by the shareholders of the Company as a result of the Reincorporation Merger and the basis and holding period for the stock of Talk Visual (Nevada) received by the shareholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor.

      The Reincorporation Merger will have no federal income tax effect on the Company, State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Abandonment

      Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Reincorporation Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

Vote Required

      Pursuant to Delaware Law and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation Merger to effectuate the reincorporation of the Company in Nevada. Approval of the Reincorporation Proposal by shareholders of the Company will constitute specific approval of the Reincorporation Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Reincorporation Merger, including ratification of the directors of the Company, the assumption by Talk Visual (Nevada) of the Company's stock option plan and all other employee benefit plans and agreements, and the obligations of the Company under such plans and agreements.

      The Board of Directors has unanimously approved the Reincorporation Proposal and the Reincorporation Merger which will effectuate the proposed reincorporation and unanimously recommends a vote for approval of the Reincorporation Proposal.

                                  OTHER MATTERS

      At the time of preparation of this Proxy Statement, the Board knows of no other matters which will be acted upon at the Special Meeting other than the approval of the Merger Agreement and the transactions contemplated thereby and the approval of the Reincorporation Proposal. If any other matters are presented for action at the Special Meeting or at any adjournment or adjournments thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                  MISCELLANEOUS

      All costs relating to the solicitation of proxies of holders of Common Stock will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or otherwise.

      It is important that proxies be returned promptly. Stockholders who do not expect to attend the Special Meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

Stockholder Proposals

      As indicated in the Company's proxy statement dated April 30, 1998, stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders of the Company had to have been received by the Company at its principal executive offices by January 15, 1999 in order to be considered for inclusion in the Company's proxy statement relating to such meeting. Since no stockholder notified the Company by March 16, 1999 of an intent to be present at the Company's 1999 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against any proposal, if presented, without including any information about such proposal in its proxy materials.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and at Seven World Trade Center (13th Floor), New York, New York 10048. Copies of such material may be obtained by mail from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other materials that are filed through the Commission's Electronic Data Gathering, Analysis, and Retrieval system. This Web site can be accessed at http://www.sec.gov.

      No person has been authorized to give any information or to make any representations not contained herein, and any information or representation not contained herein must not be relied upon as having been authorized by the Company, the Transitory Subsidiary or Videocall. Neither the delivery hereof nor any distribution of the securities being offered pursuant hereto shall, under any circumstances, create an implication that there has been no change in the information set forth herein since the date of this Proxy Statement/Prospectus/Notification of Merger. This Proxy Statement/Prospectus/Notification of Merger does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

                          INDEX TO FINANCIAL STATEMENTS

                                                                                             Page
                                                                                             ----
Talk Visual Corporation

Report of Independent Certified Public Accountants............................................F-2

Report of Independent Certified Public Accountants............................................F-3

Balance Sheets at December 31, 1998 and 1997..................................................F-4

Statements of Operations for the years ended December 31, 1998, 1997 and 1996.................F-5

Statements of Stockholders' Equity for the years ended December 31, 1998,
         1997 and 1996........................................................................F-6

Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.................F-7

Notes to Financial Statements.................................................................F-9

Videocall International Corporation

Report of Independent Certified Public Accountants............................................F-24

Consolidated Balance Sheet at December 31, 1998...............................................F-25

Consolidated Statement of Operations for the initial eleven month period ended
         December 31, 1998....................................................................F-26

Consolidated Statement of Stockholders' Equity for the Period February 2, 1998
         (date of inception), to December 31, 1998............................................F-27

Consolidated Statement of Cash Flows for the initial eleven month period ended December 31, 1998..............................................................F-28

Notes to Consolidated Financial Statements....................................................F-30

Talk Visual Corporation (Unaudited)

Consolidated Balance Sheets at March 31, 1999 and December 31, 1998...........................F-39

Consolidated Statement of Operations for the three months ended March 31, 1999 and 1998.............................................................................F-40

Consolidated Statements of Cash Flows for the three months ended March 31, 1999 and 1998.............................................................................F-41

Notes to Consolidated Financial Statements....................................................F-43

Videocall International Corporation (Unaudited)

Consolidated Balance Sheet at March 31, 1999..................................................F-47

Consolidated Statement of Operations for the three months ended March 31, 1999................F-49

Consolidated Statement of Cash Flows for the three months ended March 31, 1999................F-50

              Report of Independent Certified Public Accountants

To the Stockholders of
Talk Visual Corporation
(Formerly Legacy Software, Inc.)
Cambridge, Massachusetts

We have audited the accompanying balance sheet of Talk Visual Corporation (formerly Legacy Software, Inc.) as of December 31, 1998, and the statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the financial statements and schedule. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Talk Visual Corporation (formerly Legacy Software, Inc.) as of December 31, 1998, and the results of its operations and its cash flows for the year ended in conformity with generally accepted accounting principles.


Mayer Rispler & Company, P.C.


Brooklyn, New York
March 29, 1999

               Report of Independent Certified Public Accountants

To the Stockholders of
     Legacy Software, Inc.
Los Angeles, California

We have audited the accompanying balance sheet of Legacy Software, Inc. as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Legacy Software, Inc. as of December 31, 1997 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has never achieved operating profits, and in addition, at December 31, 1997, has negative working capital, minimal cash, significant indebtedness and liquidity problems. These matters raise substantial doubt as to the Company's ability to continue as a going concern. The Company's future operations are dependent upon generating funds to finance the marketing and expansion of its operations. Management plans to generate these funds through a possible merger and the issuance of the Company's stock. There is no assurance that this will generate sufficient funds to enable the Company to continue its operations for the next twelve months.

The financial statements do not include any adjustments that might results from the outcome of this uncertainty.


BDO Seidman, LLP

Los Angeles, California
March 12, 1998

                                 BALANCE SHEETS

                                                                      DECEMBER 31,
                                                                      ------------

                                                                  1998            1997
                                                                  ----            ----
                       ASSETS

CURRENT ASSETS
      Cash and cash equivalents                               $    153,608    $     14,464
      Accounts receivable, net of allowances
        for doubtful accounts of $12,500 and $12,500                31,243         148,606
      Inventory                                                      8,250          22,320
      Other receivables                                             70,000          21,016
      Subscriptions receivable                                   1,743,000
      Marketable securities                                         89,210              --
      Other current assets                                           6,746          22,217
                                                              ------------    ------------

      Total current assets                                       2,102,057         228,623
                                                              ------------    ------------

Product development costs, net                                     381,604       1,255,570
Property and equipment, net                                         18,500         128,910
Other assets                                                         1,400           1,829
                                                              ------------    ------------

         Total assets                                         $  2,503,561    $  1,614,932
                                                              ============    ============

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Accounts payable                                        $    129,968    $     55,567
      Accrued expenses                                              16,685          18,466
      Deferred revenues                                                 --          43,010
      Notes payable and current portion
        of long-term debt                                          281,066         783,619
                                                              ------------    ------------

         Total current liabilities                                 427,719         900,662
                                                              ------------    ------------

LONG-TERM DEBT, net of current portion                              75,000         161,882

                                                              ------------    ------------
         Total Liabilities                                         502,719       1,062,544
                                                              ------------    ------------

COMMITMENTS                                                             --              --

STOCKHOLDERS' EQUITY
      Preferred Stock, par value $.001 per share, 5,000,000 shares authorized; none issued and outstanding

      Common Stock, par value $.001 per share, 10,000,000
        shares authorized: 1,393,418 and 885,000 shares
        issued and outstanding                                       1,393             885
      Stock Subscribed                                                 382              --
      Additional paid in capital                                10,000,719       7,062,557
      Accumulated deficit                                       (7,829,760)     (6,511,054)
      Accumulated other comprehensive loss                         (14,892)             --
      Stock Subscriptions receivable                              (157,000)             --
                                                              ------------    ------------

         Total stockholders' equity                              2,000,842         552,388
                                                              ------------    ------------

            Total Liabilities and Stockholders' Equity        $  2,503,561    $  1,614,932
                                                              ============    ============

                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

                                              YEARS ENDED DECEMBER 31,
                                              ------------------------

                                          1998            1997          1996
                                          ----            ----          ----

REVENUE
    Royalties                         $   206,452    $   411,465    $   768,716
    Software sales                         52,960         85,723         13,501
    Corporate services                     80,000
    Consulting                                                           12,125
                                      -----------    -----------    -----------

Total revenue                             339,412        497,188        794,342
                                      -----------    -----------    -----------

COSTS AND EXPENSES
    Cost of royalties                       9,558        211,308         76,507
    Cost of software sales                 33,254         98,881          9,745
    Product development                 1,008,640        619,516      1,664,478
    General & administrative              941,667      1,351,127      1,585,084
    Selling                                77,309        267,376         91,995
                                      -----------    -----------    -----------

Total costs and expenses                2,070,428      2,548,208      3,427,809
                                      -----------    -----------    -----------

LOSS FROM OPERATIONS                   (1,731,016)    (2,051,020)    (2,633,467)

INTEREST EXPENSE                          (47,626)      (123,571)      (459,315)

INTEREST INCOME                                           19,492        108,240
OTHER EXPENSE                             (32,862)
OTHER INCOME                              192,798
                                      -----------    -----------    -----------

LOSS BEFORE EXTRAORDINARY ITEM         (1,618,706)    (2,155,099)    (2,984,542)

EXTRAORDINARY ITEM                        300,000
                                      -----------

NET LOSS                              $(1,318,706)   $(2,155,099)   $(2,984,542)
                                      ===========    ===========    ===========

NET LOSS PER COMMON SHARE
      BASIC AND DILUTED
      BEFORE EXTRAORDINARY ITEM       $     (1.54)   $     (2.51)   $     (4.78)


      EXTRAORDINARY ITEM              $      0.28
                                      -----------    -----------    -----------

 NET LOSS PER COMMON SHARE            $     (1.26)   $     (2.51)   $     (4.78)
                                      ===========    ===========    ===========

WEIGHTED AVERAGE COMMON STOCK SHARES
 OUTSTANDING
      BASIC AND DILUTED                 1,054,175        858,211        623,968

                 See accompanying notes to financial statements

                                                   Common Shares                            Additional
                                          --------------------------------     Stock          Paid-In
                                              Shares          Amount        Subscribed        Capital
                                          ---------------------------------------------------------------
BALANCE, January 1, 1996................         247,000  $          247                  $      546,576
Issuance of common shares in
   exchange for services................           2,400               2                          14,398
Issuance of common shares in
   conversion of note payable...........         178,117             178                         699,822
Issuance of common shares in
   initial public offering..............         383,333             383                       6,899,617
Offering costs associated with
   initial public offering..............              --              --                      (1,701,952)
Issuance of common shares in
   acquisition of research and
   development..........................          11,111              11                         233,327
Issuance of common shares through
   employee stock purchase plan.........           2,410               2                          28,918
Issuance of common shares in
   exchange for services................          16,667              17                          99,983
Compensation related to nonemployee
   stock options........................              --              --                          39,907
Net loss................................              --              --                              --

                                               ---------  --------------  --------------  --------------
BALANCE, December 31, 1996..............         841,038             841                       6,860,595

Issuance of common shares through
   employee stock purchase plan.........           2,614               3                          23,523
Issuance of common shares for
   conversion of warrants...............          41,348              41                         162,459
Compensation related to nonemployee
   stock options........................          15,980                                          15,980
Net loss................................

                                               ---------  --------------  --------------  --------------
BALANCE, December 31, 1997..............         885,000             885                       7,062,557

Issuance of common shares in
   private placement on June 30,
   1998.................................          72,667              73                         109,177
Issuance of common shares on
   exercise of warrants.................          19,084              19                          74,981
Issue of common stock in private
   placement on September 14, 1998......         400,000             400                         199,600
Subscription for common shares in
   private placement on
   September 22, 1998...................                                             102       1,999,898
Issuance of common stock for
   services.............................          16,667              16                          27,484
Subscription for common stock for
   investment on December 18, 1998......                                              52         104,050
Subscription for common stock in
   private placement on
   December 31, 1998....................                                             200         349,800
Agreement for common shares in
   exchange for debt....................                                              28          73,172
Net loss................................
Comprehensive income - unrealized
   loss on marketable securities........

                                               ---------  --------------  --------------  --------------
BALANCE, December 31, 1998..............       1,393,418  $        1,393  $          382  $   10,000,719

                                                            Accumulated
                                               Stock           Other
                                           Subscription    Comprehensive    Accumulated
                                            Receivable         Loss           Deficit         Totals
                                         -----------------------------------------------------------------
BALANCE, January 1, 1996................                                  $   (1,371,413) $     (824,590)
Issuance of common shares in
   exchange for services................                                              --          14,400
Issuance of common shares in
   conversion of note payable...........                                              --         700,000
Issuance of common shares in
   initial public offering..............                                              --       6,900,000
Offering costs associated with
   initial public offering..............                                              --      (1,701,952)
Issuance of common shares in
   acquisition of research and
   development..........................                                              --         233,338
Issuance of common shares through
   employee stock purchase plan.........                                              --          28,920
Issuance of common shares in
   exchange for services................                                              --         100,000
Compensation related to nonemployee
   stock options........................                                              --          39,907
Net loss................................                                      (2,984,542)     (2,984,542)

                                          --------------  --------------  --------------  --------------
BALANCE, December 31, 1996..............                                      (4,355,955)      2,505,481

Issuance of common shares through
   employee stock purchase plan.........                                                          23,526
Issuance of common shares for
   conversion of warrants...............                                                         162,500
Compensation related to nonemployee
   stock options........................
Net loss................................                                      (2,155,099)     (2,155,099)

                                          --------------  --------------  --------------  --------------
BALANCE, December 31, 1997..............                                      (6,511,054)        552,388

Issuance of common shares in
   private placement on June 30,
   1998.................................                                                         109,250
Issuance of common shares on
   exercise of warrants.................                                                          75,000
Issue of common stock in private
   placement on September 14, 1998......                                                         200,000
Subscription for common shares in
   private placement on
   September 22, 1998...................        (157,000)                                      1,843,000
Issuance of common stock for
   services.............................                                                          27,500
Subscription for common stock for
   investment on December 18, 1998......                                                         104,102
Subscription for common stock in
   private placement on
   December 31, 1998....................                                                         350,000
Agreement for common shares in
   exchange for debt....................                                                          73,200
Net loss................................                                      (1,318,706)     (1,318,706)
Comprehensive income - unrealized
   loss on marketable securities........                         (14,892)                        (14,892)

                                          --------------  --------------  --------------  --------------
BALANCE, December 31, 1998..............  $     (157,000) $      (14,892) $   (7,829,760) $    2,000,842

                 See accompanying notes to financial statements

                             STATEMENT OF CASH FLOWS

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                         -----------------------

                                                                                    1998           1997           1996
                                                                                    ----           ----           ----
Cash flows from operating activities:
Net loss                                                                         $(1,318,706)   $(2,155,099)   $(2,984,542)

   Adjustments to reconcile net loss to net cash
     used in operating activities:
        Provision for doubtful accounts                                                              62,500          6,877
        Amortization of product development costs                                     36,712        134,279         76,507
        Writedown of product development costs                                       859,424         75,000             --
        Amortization of deferred loan fees and original
          issue discount                                                                                           355,307
        Depreciation                                                                  74,392         99,614         57,399
        Due former co-development partner                                           (300,000)
       (Gain) on sale of assets and assumption of
          debt by third party                                                       (153,235)
       (Gain) loss on disposal of property and
          equipment                                                                                 178,537            144
        Reduction of property and equipment to Net Realizable Value                   35,092
        Stock based compensation expense                                                             15,980         44,245
        Issuance of common stock in exchange for
          services                                                                    31,750             --         14,400
        Issuance of common stock in acquisition of
          research and development                                                                                 233,338

Increase (decrease) in cash from changes in:
   Accounts receivable, net                                                          117,363       (159,967)        (6,691)
   Other receivables                                                                 (48,984)       104,872       (125,888)
   Inventories                                                                        14,070        (22,320)
   Other assets                                                                       15,471           (323)       (16,624)
   Accounts payable                                                                   74,401       (111,530)       157,145
   Accrued expenses                                                                   (1,781)       (19,896)        (5,419)
   Accrued vacation                                                                                 (32,127)        43,101
   Payable to former co-development partner                                                                        400,000
   Development expense co-funding billings in
     excess of development expense co-funding
     recognized                                                                                                    (54,637)
   Deferred revenues                                                                 (43,010)         2,622         40,388
   Accrued interest                                                                                  80,000       (148,550)
                                                                                 -----------    -----------    -----------

        Net cash used in operating activities                                       (607,041)    (1,747,858)    (1,913,500)
                                                                                 -----------    -----------    -----------

Cash flows from investing activities:
   Note receivable                                                                                  (50,000)
  Purchase of property and equipment                                                  (6,052)        (5,238)      (388,829)
  Proceeds from the disposition of property and
    equipment                                                                          6,978          7,438          7,750
 Unrealized loss on marketable investments available for sale                        (14,892)
 Additions to product development costs                                              (22,170)      (204,372)    (1,260,478)
                                                                                 -----------    -----------    -----------
       Net cash used in investing activities                                         (36,136)      (252,172)    (1,641,557)
                                                                                 -----------    -----------    -----------

Cash flows from financing activities:
  Restricted cash                                                                                    55,240        (55,240)
  Payments under line of credit                                                                     (35,250)        35,250
  Proceeds from note payable                                                                         75,000
  Increase in short term borrowings                                                   29,104
  Advances for product development and operations                                     44,317
  Payments on notes payable and long term debt                                       (75,350)       (71,301)      (365,534)
  Borrowings on notes payable and long term debt
  Proceeds from private placement of convertible note
  Net proceeds from initial public offering                                                              --      5,355,589
  Proceeds from private placements for common stock                                  709,250
  Exercise of Common Stock Warrants                                                   75,000        162,500
  Issuance of stock under employee stock purchase plan                                               23,526         24,581
                                                                                 -----------    -----------    -----------

      Net cash provided by financing activities                                      782,321        209,715      4,994,646
                                                                                 -----------    -----------    -----------

Increase (decrease) in cash and cash equivalents                                     139,144     (1,790,315)     1,439,589
Cash and cash equivalents, at beginning of period                                     14,464      1,804,779        365,190
                                                                                 -----------    -----------    -----------

Cash and cash equivalents, at end of period                                      $   153,608    $    14,464    $ 1,804,779
                                                                                 ===========    ===========    ===========

Supplemental disclosure of cash flow information

(a) Non-cash transactions

      On January 23, 1996, the Company issued 2,400 shares of common stock to an individual for consulting services.

      In May, 1996, $700,000 of a convertible note payable to a trust company was converted into common stock of the Company.

      On August 30, 1996, the Company issued 11,111 shares of common stock to acquire substantially all of the assets of an internet technology company, which consisted primarily of purchased research and development (Note 13).

      On November 1, 1996, the Company issued 16,667 shares of common stock to an individual in satisfaction of accrued compensation in the amount of $100,000 (Note 8).

      During the years ended December 31, 1997 and December 31, 1996, the Company recorded $15,980 and $39,907 respectively representing compensation in conjunction with nonemployee stock options (Notes 8 and 9).

      In September 1998 the Company issued 16,667 shares of common stock in exchange for services.

      On December 18, 1998, the Company agreed to issue 52,051 shares of common stock in exchange for the contribution of a short term investment with a market value of $104,102.

      In December, 1998, the Company agreed to issue 28,150 shares of common stock for the cancellation of a note payable including accrued interest in the amount of $73,200.

      Sale of assets and assumption of debt by a third party                        $147,935
                                                                                  ----------------------------------------
      Reduction of debt by a former co-development partner                          $300,000
                                                                                  ----------------------------------------

(b) Cash paid during the period for:
      Interest                                                                       $47,626        $43,569       $252,000
                                                                                  ----------------------------------------
      Income taxes                                                                                                  $1,000
                                                                                  ----------------------------------------

                 See accompanying notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS

Note 1 -- Summary of Significant Accounting Policies

Business

Legacy Software, Inc., renamed Talk Visual Corporation February 26, 1999 (the "Company") was reincorporated in Delaware in March 1996. On September 8, 1998 the Company and Videocall International Corporation ("Videocall") announced that the two companies had entered into a Letter of Intent for the Company to purchase the common shares of Videocall in exchange for the Company's common and preferred stock. On September 14, 1998 the two companies signed an Agreement and Plan of Merger ("Merger Plan") detailing the terms of the transaction, whereby Videocall will merge (the "Merger") into a newly formed, wholly owned subsidiary of the Company. In accordance with the terms of the Letter of Intent, the officers of Videocall and certain Board Members of Videocall were elected to the Board of the Company, and the existing Members of the Board of the Company resigned, thus making Videocall a related entity. Videocall is a development stage company formed to provide videocalling services to businesses and consumers. Videocall is in the process of developing international locations through strategic partnerships and wholly owned outlets. The Board of Directors of the Company and the Board of Directors of Videocall have approved the Merger. The parties are currently preparing a definitive Proxy Statement and Registration Statement on Form S-4 to be submitted for stockholder approval of the Merger Plan. Upon the approval by stockholders, it is the intent of the Company to exit its' CD-ROM software development activities, to determine the economic value of sale or retention of existing products and going forward to focus entirely on Videocall operations. At December 31, 1998, the Company had ceased developing and marketing software products and was focusing on consummating the Merger with Videocall. Also, subject to approval of the Merger Plan, it is the intent of the Company to reincorporate from Delaware to Nevada.

Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

Inventory

Inventory, which consists of finished goods, is valued at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

Stock Subscriptions Receivable

On September 22, 1998 a private placement of $2,000,000 for 2,040,816 shares of Common Stock was subscribed to by third party investors to provide additional capital to the Company for use in the merged Company/Videocall operations. Of the $1,900,000 still due under the subscriptions at year end, through March 31, 1999, $1,743,000 has been received in cash which has cleared as collected funds; the balance of $157,000 has been received as other assets.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.

Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

During the year ended December 31, 1998, the Company adjusted the carrying value of all fixed assets to net realizable value. This resulted in a charge to operating expense of $44,071.

Note 1 -- Summary of Significant Accounting Policies (Continued)

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109) "Accounting for Income Taxes." Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by

Income Taxes (continued)

applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Revenue Recognition

Royalty Revenue

Royalty revenues consist of royalties earned on sales of software developed with co-development partners or sales made by distribution partners, from which the Company earns a specified percentage of the sales price or a specified dollar amount per unit. Royalty revenues on consignment shipments made by the co-development partners are only recognized when both (i) the Company can reasonably estimate the product sell-through from its co-development partners has occurred and (ii) the Company can comply with Statement of Financial Accounting Standards No. 48 (SFAS 48), "Revenue Recognition When Right of Return Exists." The Company has determined that it can recognize revenue in accordance with SFAS 48 by reviewing and analyzing, among other things, (i) the Company's and the co-development partners' experience on co-development software sales and returns to date, (ii) sales and returns of the Company's past co-development software products and other information relating thereto, (iii) sales and returns of comparable computer software products of other information relating thereto, (iv) information regarding significant purchasers of the Company's product, and (v) computer software industry data and practices.

Royalty revenues on sales made by distribution partners are recognized upon shipment to customers, less a reasonable estimate for returns (Note 15).

Software Sales

Software sales, which consist of sales of Company-owned software, including Company developed software, are recorded at the time of shipment provided that no significant vendor and post-contract support obligations remain outstanding and collection of the resulting receivable is deemed probable by management. Any insignificant post-contract support obligations and provisions for estimated returns, including distributors' stock balancing rights and liability under price protection programs, are accrued for at the time of sale.

Consulting Revenue and Contract Services

Consulting revenue and Contract Service revenue is recognized as services are performed.

Product Development Costs

Statement of Financial Accounting Standards No. 86 provides for the capitalization of certain software development costs once technological feasibility has been established upon completion of a detailed program design. All costs capitalized are net of related development expense co-funding, and the Company ceases capitalizing such costs when the product derived from the project is available for general release to customers. These costs are amortized on a product-by-product basis at the greater of the amount computed using (a) the ratio of current revenues for a product to the total of current and anticipated future revenues or

(b) the straight-line method over the remaining estimated economic life of the product. The Company evaluates the recoverability of any software development costs capitalized on a quarterly basis by comparing the net realizable value, determined pursuant to management's estimates of future product cash flows, with the unamortized balance of software development costs (see below). Based on this evaluation, the Company recorded a writedown of software development costs of $75,000 in 1997. As discussed earlier, the Company has ceased developing and marketing software products and is focusing on consumating the Merger. The Company terminated all co-development agreements prior to January 1, 1998. The Company has not entered into any new co-development contracts since that date. For the year ended December 31, 1998, the Company engaged the services of an independent third party to render an opinion of net realizable value for the capitalized software development costs remaining on the balance sheet. Accordingly, amortization for the year ended December 31, 1998 reflects an adjustment in the amount of $859,424, to bring capitalized software development costs to net realizable value. Separate from the adjustment to net realizable value, during the year ended December 31, 1998, the Company capitalized $22,170 of software development costs relating to the Emergency Room Intern title and the DA Pursuit of Justice title, and amortized $36,712 into operations. With respect to the year ended December 31, 1997, the Company capitalized $140,148 of software development costs related to the DA Pursuit of Justice title and in the year ended December 31, 1997, the Company amortized $169,080 into operations. During the year ended December 31, 1997 the Company capitalized $64,224 relating to the Emergency Room Intern title and amortized $40,199 into operations.

Earnings Per Share

The Company adopted SFAS No. 128, "Earnings Per Share," during 1997. SFAS No. 128 requires presentation of basic and diluted earnings per share. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts, such as stock options, to issue common stock were exercised or converted into common stock. All prior period weighted average and per share information has been restated in accordance with SFAS No. 128. Additionally, all amounts have been adjusted for the September 8, 1998 three for one reverse split.

Stock-Based Compensation

The Company adopted Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation," (SFAS 123), as of January 1, 1996, which establishes a fair method of accounting for stock-based compensation plans. In accordance with SFAS 123, the Company has chosen to continue to account for stock-based compensation utilizing the intrinsic value method prescribed in APB 25. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock.

Also, in accordance with SFAS 123, the Company has provided footnote disclosure with respect to stock-based employee compensation. The cost of stock-based employee compensation is measured at the grant date based on the value of the award and recognized over the service period. The value of the stock-based award is determined using a pricing model whereby compensation cost is the excess of the fair value of the stock as determined by the model at grant date or other measurement date over the amount an employee must pay to acquire the stock.

Accounting Pronouncements:

Capital Structure Disclosure

Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," ("SFAS 129") issued by the FASB is effective for financial statements ended after December 15, 1997. This standard reinstates various securities disclosure requirements previously in effect under Accounting Principles Board Opinion No. 15, which has been superseded by SFAS No. 128. The Company adopted SFAS No. 129 on December 15, 1997 and it had no effect on its financial position or results of operations.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company has adopted SFAS 130 effective with the year ending December 31, 1998, prior years had no impact on its financial position or results of operations.

Segment Reporting

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 131 requires that public companies report certain information about operating segments, products, services and geographical areas in which they operate and their major customers. The Company is not subject to the reporting requirements of SFAS 131 as it does not have any segment activity to report on in the years presented.

Pension and Postretirement Benefits

Statement of Financial Accounting Standards No. 132, "Employers' Disclosure about Pensions and Other Postretirement Benefits," ("SFAS 132") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 132 revises the disclosure requirements for pension and other postretirement benefit plans. At December 31, 1998, the Company did not maintain any postretirement benefit plans.

Derivative Instruments and Hedging

Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") issued by the FASB is effective for financial statements with fiscal years beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments and for hedging activities. The Company does not expect the adoption of SFAS 133 to have an impact on its financial position or results of operations.

Software Revenue Recognition

Statement of Position 97-2, "Software Revenue Recognition," ("SOP 97-2") issued by the AICPA is effective for transactions entered into in fiscal years beginning after December 15, 1997. SOP 97-2 supersedes SOP 91-1 regarding software revenue recognition. SOP 97-2 establishes standards which require a company to recognize revenue when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the vendor's fee is fixed or determinable, and (iv) collectability is probable. The SOP also discusses the revenue recognition criteria for multiple element contracts and allocation of the fee to various elements based on vendor-specific objective evidence of fair value. The Company believes this SOP does not have a material effect on the financial statements.

Note 2 -- Financial Condition and Liquidity

As of December 31, 1998, the Company had (i) never achieved operating profits,
(ii) ceased development of new titles, (iii) ceased its internet gaming services, (iv) closed one of its business offices in California, (v) ceased marketing and public relations efforts with respect to the software products, and (vi) reduced its total number of employees to two. Revenues from the Company's Emergency Room and DA Pursuit of Justice titles and derivatives thereof are minimal and in light of the proposed Merger with Videocall, are expected to cease. On September 8, 1998 the Company and Videocall announced that the two companies had entered into a Letter of Intent for the Company to purchase the common shares of Videocall in exchange for the Company's common and preferred stock. On September 14, 1998 the two companies signed Merger Plan. On September 22, 1998 a private placement subscription of $2,000,000 for 2,040,816 shares of the Company's Common Stock was made by third party investors into the Company to provide additional capital to the Company for use in the merged Company/Videocall operations. At March 31, 1999, all amounts due under stock subscriptions had been received by the Company. The Company has received a total of $905,717 in contributed capital during the period June 1, 1998 through December 31, 1998. Management feels that based on these contributed capital amounts, the Company will be able to operate for the coming twelve months. The Company believes that it will be able to consummate the Merger, and its prospects for obtaining additional financing will improve as a result thereof. Additionally, subject to approval of the Merger Plan, it is the intent of the Company to reincorporate from Delaware to Nevada.

On February 26, 1998. the Company was notified by The Nasdaq Stock Market, Inc. ("NASDAQ") that the Company is not in compliance with the net tangible assets/market capitalization/net income requirement(s), pursuant to NASD Marketplace Rule(s) 4310(c )(02) and the minimum bid price requirement, pursuant to NASD Marketplace Rule 4310(c )(04) both of which became effective on February 23, 1998. Non-compliance with these and other rules adopted by NASDAQ at that date, will result in the Company's stock being delisted from the NASDAQ SmallCap Market. On July 20, 1998 NASDAQ notified the Company continuing failure to comply with the rules would result in delisting of the Company's stock on July 28, 1998. The Company filed an appeal for an oral hearing on a date to be determined by NASDAQ to stay the delisting. The Company appeared before a hearing committee on September 18, 1998 and outlined the steps it has taken and will subsequently take to maintain compliance. As a result of the hearing NASDAQ granted the Company an exception to the listing requirements if the Company complied with certain of the requirements. This exception, originally granted through December 7, 1998, was extended to January 29, 1999 and further extended to May 15, 1999.

Fair Value of Financial Instruments

SFAS 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and amounts due to and from affiliates are reflected in the financial statements at fair value because of the short-term maturity of these instruments. The fair value of long-term debt closely approximates its carrying value. The Company uses quoted market prices, when available, or discounted cash flows to calculate these fair values.

Marketable Securities

Marketable securities consist of common stock currently trading on a national exchange. Marketable securities are stated at market value as determined by the most recently traded price of each security at the balance sheet date. At December 31, 1998, marketable securities were considered as available-for-sale as defined by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. The cost of investments sold is determined on the specific identification or the first-in, first-out method. At December 31, 1998, available-for-sale equity securities and their market value was as follows:

         Equity Securities, at cost                           $  104,102
         Unrealized Loss                                         (14,892)
                                                              ----------
         Market Value at December 31, 1998                    $   89,210
                                                              ==========

Note 3 -- Property and Equipment

Property and equipment are summarized as follows:

                                                              December 31,
                                                              ------------

                                                         1998             1997
                                                         ----             ----

Computers and equipment                                $ 16,500         $212,688
Furniture and fixtures                                    1,000           17,930
Computer software                                         1,000           10,496
                                                       --------         --------

                                                         18,500          241,114
Less accumulated depreciation                                --          112,204
                                                       --------         --------

Totals                                                 $ 18,500         $128,910
                                                       ========         ========

Depreciation and amortization expense on property and equipment was $74,392, $99,614, and $57,399 for the years ended December 31, 1998, 1997, and 1996, respectively.

Due to the Company downsizing and relocating its corporate offices, the Company wrote off $35,071 related to computers and equipment during 1998. The Company wrote off $51,885 related to computers and equipment and $32,250 related to leasehold improvements during 1997. Additionally, in 1997 the Company sold the majority of its furniture and fixtures to its Landlord and recorded a loss of approximately $95,000.

Note 4 - Extraordinary Item

Termination of Co-Development Partner's Agreement

The Company and IBM entered into a Development and Licensing Agreement (the "DA License Agreement") on November 16, 1995. In the fourth quarter of 1996 the Company and IBM mutually agreed to terminate the DA License Agreement. At that time, the Company had an obligation to IBM in the amount of $500,000. The Company and IBM reached an agreement on September 14, 1998 whereby the Company will pay $200,000 to IBM in quarterly payments of $25,000 commencing with the fiscal quarter ended September 30, 1998. The Company has recognized $300,000 of extraordinary income as a result of the cancellation of the debt under the terms of the agreement with IBM.

During 1996 a letter of intent was signed with McGraw Hill Home Interactive ("McGraw Hill") for the development and licensing of the contemplated Animal Doctor title. The letter of intent was effectively terminated without cause by McGraw Hill prior to December 31, 1996, with unfunded development expense reimbursement due in the amount of $75,000. The unfunded development expense due was received in 1997.

Note 5 -- Long Term Debt

The Company's long-term debt is as follows:

                                                                                    December 31,
                                                                                    ------------

                                                                                  1998        1997
                                                                                  ----        ----
Unsecured note payable to related party bearing interest at 10.5%; all accrued interest and principal payable in monthly installments of $10,000,
   from July 1997 through June 1999                                                        $260,051

Unsecured note payable to shareholder bearing interest at 16.7%; all accrued interest and principal payable over the course
   of two years from March 1998 through February 2000                                        73,200

Unsecured note payable to shareholder bearing interest at 10.5%; all accrued interest and principal payable over the course
   of two years from March 1998 through February 2000                                        57,250

Unsecured note payable to IBM, due in quarterly installments of
   $25,000 through September 30, 2000                                            175,000

Unsecured obligation to IBM for milestone payments                                          480,000

Unsecured note payable to a third party with outstanding principal due
   December 31, 1998                                                                         75,000

Unsecured notes payable to third parties                                         178,066

Unsecured notes payable to related parties                                         4,000
                                                                                --------   --------
   Total notes payable                                                           356,066    945,501

   Less current portion                                                          281,066    783,619
                                                                                --------   --------

   Long-term portion                                                            $ 75,000   $161,882
                                                                                ========   ========

On September 14, 1998 the Company entered into an Agreement of Sale between the Company and Legacy Interactive ("Interactive"), a company currently owned by the former Chairperson of the Company, whereby certain assets of the Company totaling $216,260 were sold to Interactive and Interactive assumed $324,359 in debt from the Company. The difference of $108,099, was recorded as a note payable.

On December 31, 1998, a shareholder and former member of the Board agreed to cancel the Company's debt obligation in the amount of $73,200 in exchange for 28,150 shares of common stock to be issued.

The aggregate maturities of long-term debt maturing in succeeding years are as follows:

      December 31,                               Amount
      ------------                               ------

         2000                                   $ 75,000
                                                ========

Note 6 --Commitments and Contingencies

Operating Leases

The Company leases certain equipment under various operating leases which expire at various dates through November 5, 1999. Future minimum rental payments required under operating leases that have initial or remaining terms in excess of one year at December 31, 1998 are as follows:

                                                Operating
      December 31,                               Leases
      ------------                               ------

        1999                                      $9,948
        2000                                       9,948
                                                 -------

                                                 $19,896
                                                 =======

Rent expense for the years ended December 31, 1998, 1997 and 1996 was $61,031, $155,013, $113,569.

Employment Agreements

During 1997, the Company cancelled all of its employment agreements with employees, exclusive of two officers, whose employment agreements were cancelled in 1998.

Legal Proceedings

On August 18, 1997, the U.S. Securities and Exchange Commission ("SEC") issued subpoenas deces tecum to the Custodian of Records of the Company and other parties. The subpoenas were issued in connection with the SEC's formal investigation entitled In the Matter of Reynolds Kendrick Stratton, Inc., File No. LA-752 (the "Investigation"). The Investigation appears to center around activities of JB Oxford Holdings, Inc., a broker-dealer, which is the successor to Reynolds Kendrick Stratton, Inc., and was the underwriter of the Company's initial public offering. The SEC has indicated that it expects to take the testimony of the Company and other parties at some point in the future. The Company has no reason to conclude that it is a target of the Investigation.

The Company has filed a lawsuit (the "Complaint") in Los Angeles, California against the former Chairperson, Ariella Lehrer, the D&A Lehrer Children Trust and other related entities. In that action, the Company alleges that Lehrer breached her fiduciary duties to the Company through various actions that, according to the Complaint, "undertook to burden an already weakened Legacy with unreasonable, unnecessary and unfair obligations that primarily benefited her personally." The Company also claims that Lehrer's actions were "taken in bad faith and were... not in the best interest of Plaintiff Legacy or its shareholders." The Company also alleges that Lehrer fraudulently backdated documents for her personal benefit, and "deliberately and maliciously misrepresented the financial condition of plaintiff Legacy..." The company claims that the misrepresentations created substantial and unnecessary legal exposure for the Company, particularly with the Company's listing on the Nasdaq SmallCap Stock Market. The Company seeks to recover substantial damages, to be proved at trial, for Lehrer's actions and also seeks injunctive relief requiring Lehrer to return to the Company significant assets.

Stock and Warrant Contingency

The Company has agreed to issue 600,000 shares of stock and 1,800,000 options to parties responsible for the introduction of the Company to Videocall. The options are exercisable at twenty five cents per share and expire three years from the issue date. Additionally, Videocall has agreed to issue 1,200,000 shares in connection with the Merger agreement to parties responsible for the introduction of Videocall to the Company. Both equity obligations take effect on the successful Merger of Videocall with the Company.

Note 7 -- Stockholders' Equity

Initial Public Offering

In May 1996, the Company consummated an initial public offering of 383,333 shares of its common stock adjusted for the 1:3 reverse split in September 1998. Net proceeds to the Company were approximately $5,198,048 after deducting all offering-related expenses. During 1996 and 1997, the Company used a majority of the net proceeds for the development of additional RealPlayTM (formerly Career SimTM) titles, the development of Passport2, the Company's Internet gaming technology, certain outstanding debt, and for working capital purposes.

Capital Stock Transactions

On January 23, 1996, the Company issued 2,400 shares of common stock to an individual in exchange for consulting services. The Company recorded expenses during 1996 of $14,400 representing the fair market value of the common shares issued.

In May 1996 $700,000 of a convertible note payable to a trust company was converted into 178,117 shares of the Company stock. The number of shares issued was determined by the conversion price of $3.93 per share.

In May 1996, in conjunction with the initial public offering, the Company granted to the underwriter a five-year warrant to purchase up to 30,933 shares of common stock exercisable at $27.00 per share. The Company did not record an expense during 1996, as the Company determined the value of the warrants was less than the exercise price.

During the years ended December 31, 1997 and 1996 the Company recorded stock-based compensation expense of $15,980 and $39,907 related to non-employee stock options in accordance with SFAS 123.

On August 30, 1996 the Company issued 11,111 shares of common stock to acquire substantially all of the assets of an internet technology company, which consisted primarily of purchased research and development. The Company recorded $233,338 of product development expenses related to this transaction which was valued based on the fair market value of the stock issued.

On October 31, 1996, the Company issued 2,410 shares of common stock to various employees under the Employee Stock Purchase Plan. The fair market value of the stock was $12.00 per share on October 31, 1996 and the purchase price to the plan was $10.20 per share. The Company recorded compensation expense of $4,338 related to this transaction.

On November 1, 1996 the Company issued 16,667 shares of common stock to an individual in satisfaction of accrued consulting compensation. This transaction was valued at the fair market value of the services received of $100,000.

On May 30, 1997 the Company issued 2,614 shares of common stock to various employees under the Employee Stock Purchase Plan. The fair market value of the stock was $9.00 per share on May 30, 1997 and the purchase price to the plan was $7.65 per share. The Company recorded compensation expense of $3,529 related to this transaction (See Note 9).

On August 15, 1997 a trust company exchanged 41,348 warrants on the Company's common stock for $162,500.

On June 30, 1998 the Company issued 72,667 shares of common stock in a private placement of $109,250.

On June 23, 1998 a trust company exchanged 19,084 warrants on the Company's common stock for $75,000.

On September 14, 1998 the Company issued 400,000 shares of common stock in a private placement for $200,000.

On September 22, 1998 the Company received stock subscriptions for 2,040,818 shares of common stock in a private placement of $2,000,000. At that date $100,000 was paid on the subscriptions. Of the remaining $1,900,000 due under the subscriptions, $1,743,000 has been received in cash funds collected by the depository as of March 31, 1999 and therefor has been classified as a current receivable; the balance of $157,000 has been received in other assets as of March 31, 1999.

On October 1, 1998 the Company issued 16,667 shares of common stock for services.

On December 18, 1998, the Company exchanged 52,051 shares for marketable securities with a market value of $104,102.

On December 31, 1998, the Company had received $300,000 in cash and an advance receivable in the amount of $50,000 for 200,000 shares to be issued.

On December 31, 1998, a shareholder and former member of the Board, had agreed to cancel the Company's debt obligation to him of $73,200 in exchange for 28,150 shares of stock to be issued. The debt was cancelled effective December 31, 1998.

Warrants

In connection with the Company's initial public offering of common stock, the Company issued warrants to a trust company to purchase 66,667 shares of common stock at $3.93 per share. The warrants were exercisable immediately.

During 1997 the trust company exercised warrants to purchase 41,348 shares of common stock and in 1998, 19,084 shares of common stock. As of December 31, 1998, warrants to purchase 6,235 shares of common stock were outstanding.

Note 8 -- Stock Option and Purchase Plans

The Company had a stock option plan for employees and certain non-employees, that provided for the granting of stock options and authorized the issuance of common stock. On June 19, 1997, in connection with the termination of certain employment agreements, all stock options were fully vested for terminating employees. At December 31, 1998, all outstanding stock options were fully vested.

The Option Plan was divided into three separate components: (i) the Discretionary Option Grant Program under which eligible individuals could, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of their fair market value on the grant date; (ii) the Stock Issuance Program under which such individuals could, at the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of shares at a price not less than 85% of their fair market value at the time of issuance or as a bonus tied to the performance of services; and (iii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value on the grant date.

Option activity within each plan was as follows:

                                                                          Weighted
                                             Incentive      Directors      Average
                                            Stock Option  Stock Option      Price
                                               Plans          Plan        Per Share
                                               -----          ----        ---------
Balance outstanding December 31, 1996         157,222         6,667        $ 9.54

            Options granted range from
        $9.00 to $11.25 per share               3,332         1,667        $10.50

            Options canceled range from
        $9.00 to $21.75 per share             (41,554)                     $ 9.48

Balance outstanding, December 31, 1997        119,000         8,333        $ 9.60

            Options granted range from
        $2.07 to $12.00  per share            140,000         1,667        $ 3.20

            Options cancelled range from
        $3.00 to $12.00 per share              (6,667)      (10,000)       $ 9.60
                                             --------      --------        ------

Balance outstanding, December 31, 1998        252,333             0        $ 5.74
                                             ========      ========        ======

Options exercisable, December 31, 1998        252,333             0        $ 5.74
                                             ========      ========        ======

Information relating to stock options at December 31, 1998 summarized by exercise price are as follows:

                                                  Outstanding                     Exercisable
                                                  -----------                     -----------

                                                      Weighted Average          Weighted Average
                                                      ----------------          ----------------

Exercise Price                                        Life      Exercise                   Exercise
Per Share                            Shares         (Months)     Price       Shares         Price
                                     ------         --------     -----       ------         -----
Incentive Stock Option Plan
                                     59,500            6.0       $8.25       59,500         $8.25
                                     59,500            6.0       $9.75       59,500         $9.75
                                     66,667           18.0       $2.07       66,667         $2.07
                                     33,333           18.0       $3.11       33,333         $3.11
                                     33,333           18.0       $4.14       33,333         $4.14
                                    -------                                 -------

                                    252,333           12.4       $5.74      252,333         $5.74
                                    =======                                 =======

All stock options issued to employees have an exercise price of not less than 85% of the fair market value of the Company's common stock on the date of the grant, and in accordance with accounting for such options utilizing the intrinsic value method there is a related compensation expense recorded in the Company's financial statements representing 15% of the fair market value. Had the compensation cost for stock-based compensation been determined based on the fair value of the grant dates consistent with the method of SFAS 123, the Company's net loss and loss per share for the years ended December 31, 1998, 1997 and 1996 would have been increased to the pro forma amounts presented below as follows:

Note 8 -- Stock Option and Purchase Plans  (continued)

                                                   1998           1997           1996
                                                   ----           ----           ----
Net loss as reported                            $(1,318,706)   $(2,155,099)   $(2,984,542)
Net loss pro forma                              $(1,366,120)   $(2,621,214)   $(2,997,000)

Basic net loss per common share as reported     $     (1.26)   $     (2.51)   $     (4.78)

Basic net loss per common share pro forma       $     (1.30)   $     (3.05)   $     (4.80)

Diluted net loss per common share as reported   $     (1.26)   $     (2.51)   $     (4.78)

Diluted net loss per common share pro forma     $     (1.30)   $     (3.05)   $     (4.80)

The fair value of option grants is estimated on the date of grant utilizing the Black-Scholes option-pricing model with the following weighted average assumptions for grants in 1997 and 1996; expected life of option of 10 years, expected volatility of 26.2%, and 14.7% respectively risk-free interest rate of 6.0% and 6.2%, respectively and a 0% and 0% dividend yield, respectively. The weighted average fair value at date of grants for options granted during 1997 and 1996 was approximately $1.72 and $3.00 per option. For 1998, all outstanding options expire within eighteen months. At December 31, 1998, option exercise prices were above the market price of the stock, except for 66,667 shares.

Under the Company's Automatic Option Grant Program, options were outstanding to outside directors at December 31, 1997. In accordance with accounting for options granted to nonemployees utilizing the fair value method in accordance with SFAS 123, the Company recorded stock-based compensation expense of $15,980 and $39,907 in the Statement of Operations for the years ended December 31, 1997 and 1996, with a corresponding credit to additional paid-in-capital.

On October 31, 1996, the Company's Employee Stock Purchase Plan (the "Purchase Plan") purchased 2,410 shares of the Company's common stock. The fair market value of the stock on this date was $12.00 per share, and the purchase price to the employees was 85% of fair market value, or $10.20 per share. Compensation expense in the amount of $4,338 related to this transaction was recognized in the Statement of Operations for the year ended December 31, 1996. On May 30, 1997 the plan purchased 2.614 shares of the Company's common stock. The fair market value was $9.00 per share and the purchase price to the employees was 85% of fair market value, or $7.65 per share. Compensation expense in the amount of $3,529 was recognized in the Statement of Operations for the year ended December 31, 1997.

Note 9 - Income Taxes

At December 31, 1998, the Company has federal and state net operating loss carryforwards of approximately $6,851,000 and $3,333,600, respectively, available to offset taxable income through the year 2013. The Tax Reform Act of 1986 contains provisions which limit the federal net operating loss carryforwards available that can be used in any given year in the event of certain occurrences, which include significant ownership changes.

At December 31, 1998 and 1997, the Company's net deferred tax asset consisted primarily of net operating losses. The Company established a valuation allowance equal to the net deferred tax asset, as the Company could not conclude that it was more likely than not that the deferred tax asset would be realized. The valuation allowance at December 31, 1998 and 1997 was $2,790,900 and $2,253,000.

Note 10 - Significant Customer

The Company had one significant customer in 1998, 1997 and 1996 which represented approximately 61%, 69%, and 94% of revenue.

Note 11 - Related Party Transactions

During 1997, and 1996 the Company paid $3,974, and $1,527,328 in production coordination expenses to a company in which an employee is a 50% owner. During 1998 the Company paid $21,102 in legal fees to a member of the Board, and advanced $70,000 to a subsidiary of Videocall. Additionally, Videocall advanced $4,000 at December 31, 1998 to the Company.

As provided in the Merger Plan, and in accordance with the terms of the September 8, 1998 Letter of Intent, Michael J. Zwebner was elected Chairman of the Board of Directors of the Company and Ariella J. Lehrer, Ph.D. resigned as Chairwoman of the Board. Dr. Lehrer resigned to form Legacy Interactive, Inc. ("Interactive") and as a condition of the transaction, the Company entered into an agreement to sell certain assets totaling $216,260 to Interactive and Interactive assumed certain debts totaling $324,359 from the Company. On September 14, 1998 the Company made a payment of $36,033 to Interactive as a portion of the difference between the assets sold and debt assumed by Interactive. The parties are currently in negotiations to determine a plan of payment for the balance due of $72,066. In addition to Mr. Zwebner, the Company elected Alexander H. Walker, Jr., Michael Cuzner-Charles and Eugene A. Rosov to fill existing vacancies on the board. Mr. Zwebner is Chairman of the Board for Videocall and Mr. Rosov is President and CEO of Videocall. Additionally, Mr. Zwebner, Mr. Rosov and Mr. Walker are Directors of Videocall.

During the year ended December 31, 1998 and 1997, the Company entered into a number of related party debt transactions as described in Note 6.

Note 12 - Acquisition of Research and Development

In August 1996, the Company acquired substantially all of the assets, properties, and rights of On the Toes of Giants, Inc., a California corporation ("OTTOG"), pursuant to an Asset Purchase Agreement, dated August 19, 1996, which consisted primarily of purchased research and development. The Consideration for the purchased assets consisted of 11,111 newly-issued shares of common stock, par value $.001, of the Company and the assumption of certain liabilities of OTTOG. The transaction was valued as of August 30, 1996, the closing date, when the common stock had a fair market value of $21.00 per share, at a total fair market value of $233,338, and was recorded as an expense of product development.

Note 13 - Earnings Per Share

The following is a reconciliation of the weighted average number of shares used to compute basic and diluted earnings per share:

                                                  1998        1997        1996
                                                  ----        ----        ----

Basic weighted average shares outstanding      1,054,175     858,211     623,968
Dilutive effect of options                            --          --          --
                                               ---------   ---------   ---------

Diluted weighted average shares outstanding    1,054,175     858,211     623,968

Options to purchase 252,333, 127,333 and 163,889 shares were outstanding during the years ended 1998, 1997 and 1996, respectively, but were not included in the computation of diluted loss per common share because the effect would be antidilutive.

Note 14 - Fourth Quarter Transaction

During the fourth quarter of 1996, the Company recognized into its Statement of Operations $747,995 of royalty revenue from the Emergency Room title that related to the co-development sales. Although the cash had been received in earlier periods, the Company was unable to reasonably estimate returns on its early sales of the Emergency Room title in accordance with Statement of Financial Accounting Standards No. 48 (SFAS 48). However, during the fourth quarter, sufficient information was available for the Company to reasonably estimate the returns. Of the royalty revenue recognized in the fourth quarter of 1996, $312,787, $493,670, $266,592 and $73,946 relates to sales from the fourth quarter of 1995, and the first, second, and third quarters of 1996, respectively.

Note 15 - Subsequent Events

Subsequent to December 31, 1998, the following activities have occurred with respect to the Company:

Property Acquisitions

The Company has acquired a 22,622 square foot property in Toronto, Canada in exchange for 975,000 shares of Class A Preferred stock, $.001 par value, paying dividends at the rate of $ .095 per share per annum.

Business Alliances

On February 19, 1999 the Company signed a Placement and Fee Agreement with Red Laguna Trading Company, Inc., ("Red Laguna") for compensation of 500,000 Warrants to purchase the Company's Common Stock, at an exercise price of $5.00 per share, to employ Red Laguna to find strategic business alliances for the Company over the period of the next three years.

On February 23, 1999 the Company and Infochannel Limited ("Infochannel"), a Jamaican corporation signed a Memorandum of Understanding whereby the Company will purchase a 23% interest in Infochannel for 78,823 shares of the Company's Common Stock valued at $4.17 per share. The Company and Infochannel will in turn form a joint venture, Videocall Jamaica, Limited, to operate the videocalling outlets in the Jamaican market.

Business Acquisitions

On March 22, 1999 the Company and Proximity Inc. ("Proximity"), a Vermont corporation, signed a Letter of Intent whereby, subject to due diligence by both parties, the Company will purchase the outstanding stock of Proximity for $4 million dollars in common stock of the Company valued at $4.00 per share. In addition the Company will pay Proximity shareholders the sum of $250,000 in 10 equal monthly installments and subject to receiving audited financials and pro forma operating reports will make available $200,000 for working capital purposes. Proximity provides international full spectrum videoconferencing services with public access to over 2,000 videoconferencing sites.

Facilities

On February 24, 1999 the Company closed the Los Angeles office and consolidated its operations with Videocall at One Canal Park, Cambridge, MA.

Corporate Name and Trading Symbol

Effective March 1, 1999, the Company changed its name to Talk Visual Corporation. On the same date, the Company's trading symbol on the Nasdaq SmallCap Stock Market was changed to TVCPC.

Stockholder Public Relation Services

The Company issued 150,000 shares on January 25, 1999, to a public relations firm for representation services.

                       VIDEOCALL INTERNATIONAL CORPORATION
                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                          INDEPENDENT AUDITORS' REPORT

To The Stockholders:
Videocall International Corporation
Cambridge, Massachusetts

      We have audited the accompanying consolidated balance sheet of Videocall International Corporation as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of Videocall International Corporation at December 31, 1998, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.


Mayer Rispler & Company, P.C.
Certified Public Accountants

April 27, 1999
Brooklyn, New York

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
Current Assets

   Cash and Cash Equivalents                                $    225,050
   Accounts Receivable                                            42,573
   Marketable Securities                                         882,100
   Other Receivables                                              33,895
   Receivable - Related Parties                                  451,840
   Stock Subscription Receivable                                 100,000
   Other Current Assets                                          155,356    $  1,890,814
                                                            ------------

Property & Equipment, Net                                                      8,444,559

Other Assets

   Prepaid Acquisition Cost                                 $    120,000
   Other Assets                                                  556,121         676,121
                                                            ------------    ------------

                TOTAL ASSETS                                                $ 11,011,494
                                                                            ============

                       LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities

   Current Portion of Long Term Debt                        $     23,097
   Accounts Payable                                              192,679
   Accrued Expenses                                              158,907
   Short Term Debt                                             1,218,950
   Payable - Related Party                                        70,000
   Other Current Liabilities                                      43,680    $  1,707,313
                                                            ------------

Long-Term Debt, Net Current Portion                                            4,160,091
                                                                            ------------

                TOTAL LIABILITIES                                           $  5,867,404

Commitments and Contingencies

Stockholders' Equity

   Common Stock, par value $.01 per share,
     50,000,000 shares authorized: 27,827,500
     shares issued and outstanding                          $    278,275
   Stock Subscribed                                               25,693
   Additional Paid-In Capital                                  7,405,227
   Accumulated Deficit                                        (1,197,374)
   Accumulated Other Comprehensive Income                        221,935
   Stock Subscriptions Receivable                             (1,589,666)
                                                            ------------

                TOTAL STOCKHOLDERS' EQUITY                                     5,144,090
                                                                            ------------

                TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $ 11,011,494
                                                                            ============

     See accompanying notes to condensed consolidated financial statements.

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
    FOR THE PERIOD FEBRUARY 2, 1998 (DATE OF INCEPTION), TO DECEMBER 31, 1998

Real Estate Income                                                  $   229,127

Costs and Expenses

   Research & Development                             $   270,376
   Real Estate Operations                                 258,446
   Marketing                                               51,607
   Professional Fees                                      205,260
   General & Administrative Expenses                      593,202     1,378,891
                                                      -----------   -----------

         Loss From Operations                                       $(1,149,764)

Interest Expense                                      $  (106,768)
Interest Income                                             2,445      (104,323)
                                                      -----------   -----------

         Loss Before Other Adjustments                               (1,254,087)

         Less: Current Year Loss From Subsidiary
               Attributable to Pre-ownership Period                      56,713
                                                                    -----------

               NET LOSS                                             $(1,197,374)
                                                                    ===========

Net Loss Per Common Share, Basic and Diluted                        $     (0.12)
                                                                    ===========

Weighted Average Common Stock Shares Outstanding                      9,610,293
                                                                    ===========

     See accompanying notes to condensed consolidated financial statements.

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
    FOR THE PERIOD FEBRUARY 2, 1998 (DATE OF INCEPTION), TO DECEMBER 31, 1998

                                                                     Common                   Additional
                                                        Common        Stock       Paid-in    Subscription
                                                        Shares       Amount     Subscribed     Capital
                                                        ------       ------     ----------     -------
Issuance of Common Stock for Services                  3,930,000     $ 39,300                 $  403,700

Issuance of Common Stock for Assets                    7,273,500       72,735     $25,243      4,405,685

Issuance of Common Stock for Cash, Net
  of Offering Costs and Expenses of $57,343           16,624,000      166,240                  2,571,292

Subscription for Common Stock for Cash                                                450         24,550

Net Loss

Comprehensive Income - Unrealized
  Gain on Marketable Securities
                                                      --------------------------------------------------

BALANCE, DECEMBER 31, 1998                            27,827,500     $278,275     $25,693     $7,405,227
                                                      ==================================================

                                                                                       Accumulated
                                                           Stock                          Other
                                                        Accumulated   Comprehensive   Stockholders'       Total
                                                        Receivable       Deficit         Income          Equity
                                                        ----------       -------         ------          ------
Issuance of Common Stock for Services                                                                  $  443,000

Issuance of Common Stock for Assets                                                                     4,503,663

Issuance of Common Stock for Cash, Net
  of Offering Costs and Expenses of $57,343            $(1,589,666)                                     1,147,866

Subscription for Common Stock for Cash                                                                     25,000

Net Loss                                                                $(1,197,374)                   (1,197,374)

Comprehensive Income - Unrealized
  Gain on Marketable Securities                                                          $221,935         221,935
                                                      -----------------------------------------------------------

BALANCE, DECEMBER 31, 1998                             $(1,589,666)     $(1,197,374)     $221,935      $5,144,090
                                                      ===========================================================

     See accompanying notes to condensed consolidated financial statements.

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
    FOR THE PERIOD FEBRUARY 2, 1998 (DATE OF INCEPTION), TO DECEMBER 31, 1998

Cash Flows From Operating Activities

         Net Loss                                                            $(1,197,374)

         Adjustments to Reconcile Net Loss to Net Cash
           Used in Operating Activities:
                  Depreciation and Amortization                    41,979
Issuance of Common Stock in Exchange for Services                 223,000
Increase (Decrease) In Cash From Changes in:
Accounts Receivable, Net                                           28,326
Other Receivables                                                  (3,895)
Receivable - Related Party                                        (94,779)
Other Current Assets                                              (94,160)
Accounts Payable                                                  184,838
Accrued Expenses                                                   43,024
Security and Other Prepaid Deposits                                 3,122
Other Current Liabilities                                          26,408       $357,863
                                                                ---------    -----------
                  Net Cash from Operating Activities                           $(893,134)

Cash Flows From Investing Activities
         Purchase of Property and Equipment                     $(125,138)
         Purchase of Subsidiary                                  (468,950)
         Purchase of Other Assets                                 (85,606)
                                                                ---------
                  Net Cash Used in Investing Activities                        $(679,694)

Cash Flows From Financing Activities
         Net Borrowings on Short Term Debt                       $288,950
Net Borrowings on Long Term Debt                                  319,543
Proceeds from Private Placements for Common Stock               1,172,709
Payments of Loan Fees and Closing Costs                           (36,349)
Payments on Notes Payable and Long Term Debt                       (1,812)
                                                                ---------

                  Net Cash Provided by Financing Activities                    1,743,041
                                                                             -----------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                $223,836
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                     1,214
                                                                             -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $225,050
                                                                             ===========

     See accompanying notes to condensed consolidated financial statements.

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
    FOR THE PERIOD FEBRUARY 2, 1998 (DATE OF INCEPTION), TO DECEMBER 31, 1998
                                   (CONTINUED)

Supplemental Disclosures of Cash Flow Information:
      a) Cash Paid For:

                  Interest                              $5,540

Income Taxes

      b) Noncash Investing and Financing Transactions:

            During the year the Company received $75,000 in equipment and $66,000 in third party notes receivable in exchange for 611,909 shares of common stock.

            Various times during the year, the Company received a total of $882,100 in marketable securities in exchange for 2,974,250 shares of common stock.

            In August, 1998, the Company received $100,00 of legal services paid in advance and organizational services in exchange for 500,000 shares of common stock.

            In October, 1998, the Company exchanged 3,000,000 shares of common stock and a note payable in the amount of $1,000,000 in exchange for all of the outstanding common stock of Sacramento Results, Inc.

            In November, 1998, the Company issued 212,500 shares of common stock for 212,500 options to purchase 212,500 shares of DCI, Inc., valued at $341,998 net of the option exercise price.

     See accompanying notes to condensed consolidated financial statements.

Note 1 -- Summary of Significant Accounting Policies

Business

Videocall International Corporation (the "Company") is a development stage company formed to provide videocalling services to businesses and consumers. The Company is in the process of developing national and international locations through strategic partnerships and wholly owned outlets. The Company and Legacy Software, Inc., renamed Talk Visual Corporation February 26, 1999 ("Talk Visual"), announced that the two companies had entered into a Letter of Intent for the Company to purchase the common shares of the Company in exchange for Talk Visual's common and preferred stock. On September 14, 1998 the two companies signed an Agreement and Plan of Merger ("Merger Plan") detailing the terms of the transaction, whereby the Company will merge (the "Merger") into a newly formed, wholly owned subsidiary of Talk Visual. In accordance with the terms of the Letter of Intent, the officers of the Company and certain Board Members of the Company were elected to the Board of Talk Visual, and the existing Members of the Board of Talk Visual resigned, thus making the Company a related entity. The Board of Directors of Talk Visual and the Board of Directors of the Company have approved the Merger. The parties are currently preparing a definitive Proxy Statement and Registration Statement on Form S-4 to be submitted for approval by Talk Visual's stockholders of the Merger Plan.

On October 28, 1998, the Company acquired all of the outstanding shares of Sacramento Results, Inc. ("SRI") for 3,000,000 shares of the Company's common stock, valued at $1 per share, $1,000,000 of new debt and the assumption of $468,950 of seller's debt to a related entity. SRI owns and manages a 119,000 square foot retail and office strip center in Sacramento, California. As part of this real estate acquisition, the Company will install a video conference site and offices in a portion of the facility.

The acquisition of SRI has been accounted for using the purchase method of accounting and accordingly the purchase price has been allocated to the assets purchased and liabilities assumed based on the fair market values at the date of the acquisition as follows:

         Current assets                              $    73,632
         Land, buildings and other fixed assets        8,271,926
         Other assets                                     17,383
         Liabilities                                  (3,893,991)
                                                     -----------

                  Total purchase price               $ 4,468,950
                                                     ===========

Operations of SRI have been included in the Consolidated Statement of Operations from the beginning of SRI's fiscal year to December 31, 1998, less the net loss attributable to the period prior to the Company's ownership.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, SRI. Inter-company accounts and transactions have been eliminated in consolidation.

Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

For purposes of the Consolidated Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

Stock Subscriptions Receivable

Of the $1,689,666 still due under the subscriptions at year end, through April 23, 1999, $100,000 has been received in cash which has cleared as collected funds.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.

Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years, except for buildings, which have been assigned a forty year life.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109) "Accounting for Income Taxes." Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Earnings Per Share

The Company has adopted SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires presentation of basic and diluted earnings per share. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts, such as stock options, to issue common stock were exercised or converted into common stock.

Accounting Pronouncements:

Capital Structure Disclosure

Statement of Financial Accounting Standards No. 129, "Disclosure of Information about Capital Structure," ("SFAS 129") issued by the FASB is effective for financial statements ended after December 15, 1997. This standard reinstates various securities disclosure requirements previously in effect under Accounting Principles Board Opinion No. 15, which has been superseded by SFAS No. 128. The Company has adopted SFAS No. 129.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," ("SFAS 130") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company has adopted SFAS 130.

Segment Reporting

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," ("SFAS 131") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 131 requires that public companies report certain information about operating segments, products, services and geographical areas in which they operate and their major customers. The Company is not subject to the reporting requirements of SFAS 131 as it is not a public company.

Pension and Post Retirement Benefits

Statement of Financial Accounting Standards No. 132, "Employers' Disclosure about Pensions and Other Post Retirement Benefits," ("SFAS 132") issued by the FASB is effective for financial statements with fiscal years beginning after December 15, 1997. SFAS 132 revises the disclosure requirements for pension and other post retirement benefit plans. At December 31, 1998, the Company did not maintain any post retirement benefit plans.

Derivative Instruments and Hedging

Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") issued by the FASB is effective for financial statements with fiscal years beginning after June 15, 1999. This statement establishes accounting and reporting standards for derivative instruments and for hedging activities. The Company does not expect the adoption of SFAS 133 to have an impact on its financial position or results of operations.

Note 2 -- Financial Condition and Liquidity

The Company is a developmental stage company and to date has not generated any revenues from operations, exclusive of rental income on the subsidiary's facilities. Therefore, the Company has funded its operations, since inception, through private sales of equity as discussed in Note 7.

With the acquisition of SRI, a real estate entity, the Company has incurred a short term obligation, as more fully described in Note 6, of $1,000,000, which was renegotiated in February, 1999. The Company anticipates restructuring its financing to satisfy the renegotiated obligation.

Although no operating revenues have been generated through December 31, 1998, the Company anticipates it will generate future revenues when the video conferencing facilities become operational. Additional, the Company plans to receive its outstanding subscriptions receivable of $1,589,666 during the next twelve months, and will have additional private sales of equity.

Fair Value of Financial Instruments

SFAS 107, "Disclosure About Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and amounts due to and from affiliates are reflected in the financial statements at fair value because of the short-term maturity of these instruments. The fair value of long-term debt closely approximates its carrying value. The Company uses quoted market prices, when available, or discounted cash flows to calculate these fair values.

Note 3 -- Marketable Securities

Marketable securities consist of common stock currently trading on a national exchange. Marketable securities are stated at market value as determined by the most recently traded price of each security at the balance sheet date. At December 31, 1998, marketable securities were considered as available-for-sale as defined by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. The cost of investments sold is determined on the specific identification or the first-in, first-out method. At December 31, 1998, available-for-sale equity securities and their market value were as follows:

         Equity Securities, at cost                           $  660,165
         Unrealized Gain included in comprehensive income        221,935
                                                              ----------
         Market Value at December 31, 1998                    $  882,100
                                                              ==========

Note 4 -- Property and Equipment

Property and equipment are summarized as follows:

Computers and equipment                                             $  172,758
Furniture and fixtures                                                  13,528
Leasehold improvements                                                  12,575
Computer software                                                        2,685
Retail kiosk                                                             5,900
Building                                                             4,315,904
                                                                    ----------
                                                                     4,523,350

Less accumulated depreciation                                           96,357
                                                                    ----------
                                                                     4,426,993

Land                                                                 4,017,566
                                                                    ----------

Total                                                               $8,444,559
                                                                    ==========

Depreciation and amortization expense on property and equipment was $41,982 for the year ended December 31, 1998.

Note 5 - Other Assets

Other assets consist of the following:

   Deposits                                                           $  26,864
   Assigned stock options on marketable securities
      net of option costs                                               299,498
   Trademark costs                                                        5,089
   Organization costs                                                    27,645
   Loan Fees and costs                                                  240,532
   Less accumulated amortization on intangibles                         (43,507)
                                                                      ---------

         Total Other Assets                                           $ 556,121
                                                                      =========

Note 6 -- Short Term Debt

With the acquisition of SRI, the Company incurred a short term obligation of $1,000,000 and assumed the seller's debt to a third party in the amount of $468,950. At December 31, 1998, the Company owed a balance of $218,950 on the third party debt assumed. The short term obligation to the seller of $1,000,000 was renegotiated and partially paid down on February 19, 1999. Under the renegotiated note, the Company paid an advance against leasehold improvements in the amount of $350,000 and a principal payment of $100,000, leaving a balance due of $900,000 on the renegotiated note. The renegotiated note is secured by a third position on the real estate and collateralized by 200,000 shares of Talk Visual common stock. Repayment of the renegotiated note is to occur on the refinancing of the property. At the holder's option, the note may be discharged by accepting the Talk Visual stock collaterilizing the note, as full payment.

Note 7 -- Long Term Debt

The Company's long-term debt consists of the following:

Convertible discounted loan note ("CDLN"), secured by a third lien on the land and building, with imputed interest at the rate of 9%, interest payable monthly, principal balance due November 2001, net of unamortized discount
    of $55,000                                                                           $195,000

Mortgage note, secured by a first lien on the land and building, including a deed of trust on rents and fixtures; bearing interest at 10% for the initial
    12 months and 12% thereafter; payable monthly, interest only for seventy-two
    months, with the entire principal due January, 2004                                 3,840,000

12.5% Mortgage note, secured by a second lien on the land and building, including a deed of trust on rents and a lien on specified equipment;
    disbursed to a maximum funding of $500,000 based upon completion of certain leasehold improvements and delivery of specified equipment; payable in monthly installments of principal and interest for 60 months; undisbursed
    funds at December 31, 1998 totaled $350,000                                           148,188
                                                                                       ----------
   Total notes payable                                                                 $4,183,188

   Less current portion                                                                    23,097
                                                                                       ----------

   Long-term portion                                                                   $4,160,091
                                                                                       ==========

Concurrent with the placement of the CDLN, the lender has subscribed to 500,000 shares of common stock at a price of $500,000, paying $55,000 toward the total subscription. The CDLN is convertible, at the option of the holder, into 250,000 shares of the Company's common stock, during the term of the note or at maturity. If at maturity, the holder declines the conversion feature, the Company is obligated to pay the principal on the note, rescind the subscription for the 500,000 shares of common stock and refund the deposit paid toward that subscription.

The aggregate maturities of long-term debt maturing in succeeding years are as follows:

             December 31,                                 Amount
             ------------                                 ------

                1999                                    $   23,097
                2000                                        26,155
                2001                                       224,619
                2002                                        33,541
                2003 and thereafter                      3,875,776

Note 8 --Commitments and Contingencies

Operating Leases

The Company leases certain equipment and real estate under various operating leases which expire at various dates through February 19, 2002. Future minimum rental payments required under operating leases that have initial or remaining terms in excess of one year at December 31, 1998 are as follows:

                                                         Operating
             December 31,                                  Leases
             ------------                                  ------

                1999                                      $119,453
                2000                                        70,511
                2001                                        66,131
                2002                                            78
                                                          --------

                   Total future minimum rentals           $256,173
                                                          ========

The lease covering the Company's corporate office expires in July, 1999. Rent expense for the year ended December 31, 1998 was $48,630.

Stock Contingency

The Company has agreed to issue 1,200,000 shares of stock to parties responsible for the introduction of the Company to Talk Visual. Additionally, Talk Visual has agreed to issue 600,000 shares of common stock and 1,800,000 options, exercisable at twenty five cents per share, in connection with the Merger agreement to parties responsible for the introduction of Talk Visual to the Company. Both equity obligations take effect on the consummation of the Merger.

Note 9 -- Stockholders' Equity

Private Offerings

From inception to December 1998, the Company consummated various private offerings totaling 20,562,500 shares of its common stock under a combination U.S. offering of 1,000,000 shares and offshore offerings of 19,562,500 shares. Net assets to the Company were approximately $4,266,195 after deducting offering-related expenses of $57,343. The assets received under the subscriptions are composed of $1,172,709 in cash, $1,461,163 in marketable securities, third party notes receivable and other assets and $1,689,666 in receivables from subscribers. Of the $1,689,666 due from subscribers, the Company has received

$100,000 as of April 23, 1999. The Company plans on using the funds to design, implement and begin operations at the Company's planned videoconference locations, acquire strategic business operations and assets, and for working capital purposes.

Capital Stock Transactions

On August 14, 1998, the Company issued 600,000 shares of common stock to various individuals in exchange for consulting services, 200,000 shares to two individuals for Director's fees and 1,600,000 shares to officers of the Company as compensation, subject to certain restrictions. On October 28, 1998, the Company issued 200,000 shares of common stock for consulting services. On November 13, 1998, the Company issued 30,000 shares for consulting services and on November 16, 1998 the Company issued 100,000 shares to one individual for Director's fees and 1,200,000 shares in payment of commissions due. The Company recorded expenses related to these issuances of $443,000 representing the fair market value of the common shares issued.

On October 28, 1998 the Company issued 3,000,000 shares of common stock to acquire all of the outstanding stock of SRI.

Note 10 - Income Taxes

At December 31, 1998, the Company has federal and state net operating loss carryforwards of approximately $1,020,400, available to offset taxable income through the year 2013. The Tax Reform Act of 1986 contains provisions which limit the federal net operating loss carryforwards available that can be used in any given year in the event of certain occurrences, which include significant ownership changes.

At December 31, 1998, the Company's net deferred tax asset consisted primarily of net operating losses. The Company established a valuation allowance equal to the net deferred tax asset, as the Company could not conclude that it was more likely than not that the deferred tax asset would be realized. The valuation allowance at December 31, 1998 was $285,700.

Note 11 - Related Party Transactions

During 1998 the Company paid $56,188 in consulting expenses to the President of the Company prior to his becoming an employee. During 1998 the Company also paid $68,600 in legal fees to a member of the Board, paid $80,000in consulting services to a company in which the Chairman is general manager, and received an advance of $70,000 in the SRI subsidiary from Talk Visual. Additionally, the Company had advanced $4,000 at December 31, 1998 to Talk Visual.

Other current assets include prepaid legal expense in the amount of $53,833, which represents an amount paid to a firm whose principal is a shareholder in the Company.

As provided in the Merger Plan, and in accordance with the terms of the September 8, 1998 Letter of Intent, Michael J. Zwebner, Chairman of the Company, was elected Chairman of the Board of Directors of Talk Visual and Ariella J. Lehrer, Ph.D. resigned as Chairwoman of the Board of Talk Visual. In addition to Mr. Zwebner, Talk Visual elected Alexander H. Walker, Jr., and Eugene A. Rosov, both members of the Company's Board, to fill existing vacancies on the Board of Talk Visual. Talk Visual's Board also elected Mr. Rosov, President of the Company, to serve as President and CEO of Talk Visual.

Receivables from related parties are composed of the net amount of $348,235 due from the Chairman of the Company relating to amounts collected from equity subscriptions; $96,500 advanced to Videocall Canada Ltd. and $7,104 of miscellaneous officer and other related party advances.

Note 12 - Subsequent Events

Subsequent to December 31, 1998, the following activities have occurred with respect to the Company:

As a part of the Company's videocalling expansion plans, Letters of Intent or Leases have been signed providing for videoconference outlets to be opened in the following locations in 1999:

             Retail Stores
                Boston, Massachusetts
                Miami, Florida
                Sacramento, California

             Hotels
                The Hyatt Regency, Hong Kong

             Newspapers
                The Philippine News - offices in San Francisco, Los Angeles, New York City, San Diego, Toronto, Manila, Hawaii, Guam and Malaysia

The Company has signed the following service agreements

             Page Mart Wireless, Inc. - pager services for the Americas and the
                Caribbean
             Cable & Wireless - utilization of internet global network.
             Global Exchange - utilization of network system

                             TALK VISUAL CORPORATION
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 MARCH 31, 1999

                                                                                      March 31,       December 31,
                                                                                        1999              1998
                                                                                   -----------------------------------
                                                                                     (unaudited)
ASSETS
CURRENT ASSETS
   Cash and cash equivalents.....................................................    $     449,799    $    153,608
   Accounts receivable, net of allowances for doubtful accounts of
      $12,500 and $12,500........................................................            2,260          31,243
   Inventory.....................................................................            8,029           8,250
   Other receivables.............................................................          130,232          70,000
   Advances -- related parties...................................................        1,512,049              --
   Subscriptions receivable......................................................               --       1,743,000
   Marketable securities.........................................................               --          89,210
   Other current assets..........................................................           10,710           6,746
                                                                                     -------------    ------------

   Total current assets..........................................................        2,113,079       2,102,057
                                                                                     -------------    ------------

Product development costs, net...................................................          381,604         381,604
Property and equipment, net......................................................        1,900,446          18,500
Advance on acquisition...........................................................        2,250,000              --
Other assets.....................................................................           99,455           1,400
                                                                                     -------------    ------------

        Total assets.............................................................    $   6,744,584    $  2,503,561
                                                                                     =============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable..............................................................    $     136,112    $    129,968
   Accrued expenses..............................................................           40,294          16,685
   Other current liabilities.....................................................           20,805              --
   Notes payable and current portion of long-term debt...........................          147,066         281,066
                                                                                     -------------    ------------

        Total current liabilities................................................          344,277         427,719
                                                                                     -------------    ------------

LONG-TERM DEBT, net of current portion...........................................        1,024,085          75,000
                                                                                     -------------    ------------

        Total Liabilities........................................................        1,368,362         502,719
                                                                                     -------------    ------------

                                   COMMITMENTS                                                  --              --

STOCKHOLDERS' EQUITY
   Preferred Stock, par value $.001 per share, 5,000,000 shares
      authorized; 975,000 and -0- issued and outstanding.........................              975              --
   Common Stock, par value $.001 per share, 10,000,000 shares authorized:
      4,724,913 and 1,393,417 shares issued and outstanding......................            4,725           1,393
   Stock Subscribed..............................................................               28             382
   Additional paid in capital....................................................       14,825,966      10,000,719
   Accumulated deficit...........................................................       (9,455,471)     (7,829,760)
   Accumulated other comprehensive loss..........................................               --         (14,892)
   Stock Subscriptions receivable................................................               --        (157,000)
                                                                                     -------------    -------------

      Total stockholders' equity.................................................        5,376,222       2,000,842
                                                                                     -------------    ------------

        Total Liabilities and Stockholders' Equity...............................    $   6,744,584    $  2,503,561
                                                                                     =============    ============

     See accompanying notes to condensed consolidated financial statements.

                                                                                   Three Months Ended March 31,
                                                                                -----------------------------------
                                                                                      1999             1998
                                                                                      ----             ----
REVENUE
   Royalties..................................................................    $       2,028    $     128,909
   Software sales.............................................................               --            8,122
   Corporate services.........................................................               --           42,000
   Rental activities..........................................................           19,264               --
                                                                                  -------------    -------------

Total revenue.................................................................           21,292          179,031
                                                                                  -------------    -------------

COSTS AND EXPENSES
   Cost of royalties..........................................................            3,204           17,221
   Cost of software sales.....................................................               --           10,562
   Product development........................................................               --           43,332
   Real estate operations.....................................................            8,766               --
   General & administrative...................................................           49,349          159,812
   Consulting services........................................................        1,483,887               --
   Legal and accounting.......................................................           95,310           29,459
   Selling....................................................................               --           24,556
                                                                                  -------------    -------------

Total costs and expenses......................................................        1,640,516          284,942
                                                                                  -------------    -------------

LOSS FROM OPERATIONS..........................................................       (1,619,224)        (105,910)

INTEREST EXPENSE..............................................................           (1,243)         (12,645)
INTEREST INCOME...............................................................            4,037               --
OTHER EXPENSE.................................................................           (1,563)
OTHER INCOME..................................................................               --
                                                                                  -------------    -------------

NET LOSS......................................................................    $  (1,617,993)        (118,555)
                                                                                  =============    =============

NET LOSS PER COMMON SHARE BASIC...............................................    $       (0.47)   $       (0.12)
NET LOSS PER COMMON SHARE DILUTED.............................................    $       (0.47)   $       (0.12)
                                                                                  =============    =============

WEIGHTED AVERAGE COMMON STOCK SHARES
OUTSTANDING BASIC AND DILUTED.................................................        3,454,555          885,001

     See accompanying notes to condensed consolidated financial statements.

                                                                                     Three Months Ended March 31,
                                                                                  -----------------------------------
                                                                                        1999             1998
                                                                                        ----             ----
Cash flows from operating activities:
   Net loss.....................................................................    $  (1,617,993)   $    (118,555)


   Adjustments to reconcile net loss to net cash used in operating activities:
      Amortization of product development costs.................................               --           23,730
      Depreciation..............................................................            3,147           20,447
      (Gain) loss on stock exchanged for debt...................................            1,563               --
      Common stock issues for services..........................................        1,497,637               --

Increase (decrease) in cash from changes in:
   Accounts receivable, net.....................................................           28,983           36,800
   Other receivables............................................................           43,870           15,183
   Inventories..................................................................              221           11,509
   Other assets.................................................................           (3,964)           9,164
   Accounts payable.............................................................            6,144           12,292
   Accrued expenses.............................................................           23,609            3,460
   Deferred revenues............................................................               --          (26,380)

      Net cash from operating activities........................................          (16,783)         (12,350)
                                                                                    -------------    -------------

Cash flows from investing activities:
   Purchase of property and equipment...........................................          (37,390)          (3,578)
   Additions to organization costs..............................................             (868)              --
   Advances-related parties.....................................................       (1,512,049)              --

      Net cash used in investing activities.....................................       (1,550,307)          (3,578)
                                                                                    -------------    -------------

Cash flows from financing activities:
   Product development advances.................................................               --           30,000
   Payments on notes payable and long term debt.................................          (29,000)            (585)
   Payment of cash dividends....................................................           (7,719)              --
   Collection of stock subscriptions receivable.................................        1,900,000               --

      Net cash provided by financing activities.................................        1,863,281           29,415
                                                                                    -------------    -------------

Increase (decrease) in cash and cash equivalents................................          296,191           13,487
Cash and cash equivalents, at beginning of period...............................          153,608           14,464
                                                                                    -------------    -------------
Cash and cash equivalents, at end of period.....................................    $     449,799    $      27,951
                                                                                    =============    =============

Supplemental disclosure of cash flow information

   a. Cash paid during the period for:
        Interest................................................................    $       1,243    $      12,645
                                                                                    -------------    -------------
        Income Taxes............................................................    $         800               --
                                                                                    -------------

     See accompanying notes to condensed consolidated financial statements.

                                                                                                         3/31/99
                                                                                                    -----------------
b. Non-cash transactions
        Conversion of marketable securities contributed under a stock subscription
        For a note receivable.....................................................................    $    104,102
                                                                                                      ============

        Purchase of Toronto real estate in exchange for 975,000 shares of
           Convertible Preferred Stock with a value of $975,000, assumption of a
           mortgage and other debts in the amount of $966,743.....................................    $  1,941,743
                                                                                                      ============

        600,000 shares issued under agreement for the acquisition of Videocall
           International as a commission..........................................................    $  2,250,000
                                                                                                      ============

        20,000 shares issued in cancellation of a note payable in the amount of $75,000...........    $     77,500
                                                                                                      ============

        7,500 shares issued in cancellation of an advance payable in the amount of $30,000........    $     29,063
                                                                                                      ============

     See accompanying notes to condensed consolidated financial statements.

(1)   Basis of presentation

      The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation of the Company's financial position at March 31, 1999, the results of operations for the three months ended March 31, 1999 and the cash flows for the three months ended March 31, 1999 are included. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999.

      The information contained in this Form 10-QSB should be read in conjunction with audited financial statements as of December 31, 1998 filed as part of the Company's Annual Report on Form 10-KSB.

      The Balance Sheet at December 31, 1998, does not reflect the rental property assets acquired February 24, 1999. Additionally, the Consolidated Statement of Operations for the period ended March 31, 1998 does not reflect any income or expense from the rental property. When viewing the respective comparitive financial information, the reader is advised to take into consideration the inclusion or exclusion of the rental property acquired February 24, 1999.

(2)   Proposed Acquisition of Videocall International Corporation

      On September 8, 1998 Legacy Software, Inc., renamed Talk Visual Corporation February 26, 1999 (the "Company") and Videocall International Corporation ("Videocall") announced that the two companies had entered into a Letter of Intent for the Company to purchase the common shares of Videocall in exchange for the Company's common and preferred stock. On September 14, 1998 the two companies signed an Agreement and Plan of Merger ("Merger Plan") detailing the terms of the transaction, whereby Videocall will merge (the "Merger") with a newly formed, wholly owned subsidiary of the Company. Videocall is a development stage company formed to provide videocalling services to businesses and consumers. Videocall is in the process of developing international locations through strategic partnerships and wholly owned outlets. The Board of Directors of the Company and the Board of Directors of Videocall have approved the Merger Plan. The parties have prepared a definitive Proxy Statement and Registration Statement on Form S-4 to be submitted for Company stockholder approval of the Merger Plan at the annual shareholder meeting scheduled for June 15, 1999, for shareholders of record May 7, 1999.

(3)   Financial Condition and Liquidity

      As of March 31, 1999, the Company had never achieved operating profits.

      During the fourth quarter of 1998, the Company received $2,654,102 in cash and other assets from third party investors to provide additional capital to the Company for use in the merged Company/Videocall operations.

      On February 24, 1999, the Company acquired a 22,622 square foot property in Toronto, Canada in exchange for 975,000 shares of Class A Preferred stock, $.001 par value, paying dividends of $.095 per share per annum. This building was acquired as an investment and as part of the facility needs of the videocalling operations.

      The Company believes that it will be able to consummate the Merger, as previously described, and its prospects for obtaining additional financing will improve as a result thereof. However, should this transition not be successful, the Company could face liquidity requirements that could significantly deplete its current cash resources.

      The Company has ceased its' CD-ROM software development activities, and is in the process of determining the economic value of the sale or retention of existing products and is currently focusing entirely on Videocall operations in anticipation of shareholder approval of the Merger Plan. Since the Company has ceased its software development and sales activities, in the event the Merger is not consummated, the Company will not have any future revenue stream.

      On April 7, 1999, the Company was notified by The Nasdaq Stock Market, Inc. ("Nasdaq") that the Company was not in compliance with the requirements for continued listing on The Nasdaq SmallCap Market(SM), as set forth in the Nasdaq Listing Qualifications Panel (the "Panel") decision dated January 20, 1999. Accordingly, the

Company's securities were delisted from The Nasdaq SmallCap Market(SM) effective April 7, 1999 and are currently listed under the symbol "TVCP" on the OTC Bulletin Board. The Company is currently appealing the Panel's decision.

(4)   Equity Transactions

      On January 19,1999, the Company issued 175,000 shares of common stock to an entity for services related to obtaining financing sources. This transaction was priced at $3.625 per share for a total expense of $634,375.

      On January 25, 1999, the Company issued 600,000 shares common stock pursuant to the agreement with the parties responsible for the introduction of Videocall to the Company. This transaction was priced at $3.75 per share for a total cost of $2,250,000. The shares are in escrow pending the consummation of the Merger, and accordingly the transaction has been recorded as an advance on the acquisition of Videocall.

      On January 25, 1999, the Company issued 190,000 shares common stock for consulting services at $3.75 per share for a total expense of $712,500.

      On February 1, 1999, the Company issued 5,000 shares common stock for legal services at $3.25 per share for a total expense of $16,250.

      On February 2, 1999, the Company issued 40,000 shares common stock for consulting services at $3.25 per share for a total expense of $130,000.

      On March 5, 1999, the Company issued 27,500 shares common stock in exchange for $105,000 of notes payable and accrued interest at $3.875 per share. The market value of the shares issued on the date of exchange exceeded the obligations recorded on the books of the Company by $1,562.

      On March 16, 1999, the Company issued 1,128 shares common stock for services rendered at $4.00 per share for a total expense of $4,512.

      On February 24, 1999, the Company acquired a 22,622 square foot office facility in Ontario, Canada with the issuance of 975,000 shares of Class A Preferred Stock, Series 1999-A, $.001 par value, and the assumption of a first mortgage in the amount of $935,450 along with various minor obligations totaling $31,293. The Preferred shares have a stated value of $975,000 ($1.00 per share), are non-voting, and pay a cumulative dividend of $0.095 per share. The total acquisition price of the property was $1,941,743. The property was appraised at $1,854,000. Included in other assets is $87,743 representing the excess purchase price paid over the fair value of the acquisition.

(5)   Segment Information

      The Company has two reportable segments: Software development and sales and Rental activities. Pending the Merger, Software development and sales have been discontinued, excluding minor incidental sales. The Rental activity results from the ownership of the Toronto property acquired in the current reporting period. The Company's reportable segments are separate business units with their individual reporting systems. Rental activity is delineated on the Consolidated Statements of Operations under rental revenue and cost of sales -- real estate operations.

(6)   Contingencies

      The Company is involved in certain claims arising in the normal course of business. An estimate of the possible loss resulting from these matters cannot be made; however, the Company believes that the ultimate resolution of these matters will not have a material adverse effect on its financial position or results of operations.

(7)   Subsequent Events

      The Company has signed an agreement with Interconnect Sprl. of Brussels Belguim to introduce the videocalling concept to its telephone call shop customers worldwide. The Company and Interconnect Sprl. will jointly market "turnkey" video calling room systems to telephone call shops in key global markets, under a plan to bring low-cost videocalling capability to thousands of call shops globally.

      The Company has filed a lawsuit in Los Angeles, California, claiming a total of $30,000,000 in damages against DCI Telecommunications, Inc., its officers and Directors and several of its shareholders. The lawsuit alleges that during the period February 1998 to April, 1999, the defendants conspired jointly to libel, slander and falsely accuse the Chairman of the Company of wrong doing by posting messages on the internet.

(8)   Earnings Per Share

      The Company adopted SFAS No. 128, "Earnings Per Share", during 1997. SFAS No. 128 requires presentation of basic and diluted earnings per share. Basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the reporting period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts, such as stock options, to issue common stock were exercised or converted into common stock. For The three months ended March 31, 1999, all outstanding options and warrants were not included in diluted earnings per share since they were antidilutive.

(9)   Year 2000 Compliance

      The Company has reviewed its computer systems in order to evaluate if any modifications are necessary for the year 2000. The Company currently does not anticipate that any material modifications or expenditures will be required in its computer systems to bring the systems into compliance with the computational needs for the year 2000. The Company has been advised by its external vendors that their systems are in compliance with year 2000 issues.

                       VIDEOCALL INTERNATIONAL CORPORATION
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 MARCH 31, 1999

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 MARCH 31, 1999

                                     ASSETS

Current Assets

   Cash and Cash Equivalents                     $   37,769
   Accounts Receivable                               63,119
   Marketable Securities                          1,003,638
   Other Receivables                                195,734
   Receivable - Related Parties                       8,711
   Other Current Assets                             313,818         $  1,622,789
                                                 ----------


Property & Equipment, Net                                              8,641,615


Other Assets

   Prepaid Acquisition Cost                     $   120,000
   Other Assets                                     551,478              671,478
                                                -----------         ------------


                TOTAL ASSETS                                        $ 10,935,882
                                                                    ============

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 MARCH 31, 1999

                       LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities

   Accounts Payable                                                    $   423,343
   Accrued Expenses                                                         56,981
   Short Term Debt                                                          44,288
   Payable - Related Party                                                 575,483
   Other Current Liabilities                                                44,150         $  1,144,245
                                                                       -----------


Long-Term Debt, Net Current Portion                                                           5,179,468
                                                                                           ------------


                TOTAL LIABILITIES                                                          $  6,323,712


Commitments and Contingencies                        -


Stockholders' Equity

   Common Stock, par value $.01 per share,
     50,000,000 shares authorized: 27,827,500
     shares issued and outstanding                                     $   278,275
   Stock Subscribed                                                        (17,258)
   Additional Paid-In Capital                                            7,505,070
   Accumulated Deficit                                                  (1,807,175)
   Accumulated Other Comprehensive Income                                  343,473
   Stock Subscriptions Receivable                                       (1,690,666)
                                                                       -----------


                TOTAL STOCKHOLDERS' EQUITY                                                    4,612,170
                                                                                           ------------


                TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                   $ 10,935,882
                                                                                           ============

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

Real Estate Income                                                  $   206,904

Costs and Expenses

   Research & Development                             $  38,935
   Real Estate Operations                               111,322
   Marketing                                             43,329
   General & Administrative Expenses                    493,550         687,136
                                                      ---------     -----------

         Loss From Operations                                          (480,232)

Interest Expense                                                        129,570
                                                                    -----------
         NET LOSS                                                   $  (609,801)
                                                                    ===========


Net Loss Per Common Share, Basic and Diluted                        $(     0.02)
                                                                    ===========

Weighted Average Common Stock Shares Outstanding                     27,827,500
                                                                    ===========

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999

Cash Flows From Operating Activities

         Net Loss                                                     $(609,801)
Adjustments to Reconcile Net Loss to Net Cash
 Used in Operating Activities:
         Depreciation and Amortization                    $  35,646

Increase (Decrease) In Cash From Changes in:
         Accounts Receivable, Net                         $ (20,546)
         Other Receivables                                 (161,839)
Other Current Assets                                       (101,119)
         Accounts Payable                                   230,664
Accrued Expenses                                           (101,927)
Other Current Liabilities                                       470    (188,651)
                                                          ---------   ---------
                  Net Cash Used In Operating Activities               $(728,452)

Cash Flows From Investing Activities
     Purchase of Property and Equipment                   $(221,163)
     Purchase of Other Assets                              (  6,897)
                                                          ---------

         Net Cash Used in Investing Activities                        $(228,060)

Cash Flows From Financing Activities
         Net Borrowings on Short Term Debt                $  61,000
Net Borrowings on Long Term Debt                            948,613
Payments on Notes Payable and Long Term Debt               (240,382)

          Net Cash Provided By Financing Activities                     769,231
                                                                      ---------

     INCREASE (DECREASE) IN CASH
       AND CASH EQUIVALENTS                                           $ 187,281

     CASH AND CASH EQUIVALENTS
       AT BEGINNING OF YEAR                                             225,050
                                                                      ---------
     CASH AND CASH EQUIVALENTS
       AT END OF PERIOD                                               $  37,769
                                                                      =========

                       VIDEOCALL INTERNATIONAL CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (CONTINUED)

Supplemental Disclosures of Cash Flow Information:

   a)  Cash Paid For:

                  Interest                            $129,570
                  Income Taxes                             -0-

                                                                         ANNEX A

                                MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                             LEGACY SOFTWARE, INC.,

                            LEGACY ACQUISITION, INC.

                                       AND

                       VIDEOCALL INTERNATIONAL CORPORATION


                               September 14, 1998

                          AGREEMENT AND PLAN OF MERGER

      AGREEMENT AND PLAN OF MERGER entered into as of September 14, 1998 by and among Legacy Software, Inc., a Delaware corporation (the "Buyer"), Legacy Software Acquisition, Inc., a Florida corporation to be incorporated (the "Transitory Subsidiary"), and Videocall International Corporation., a Florida corporation (the "Target"). The Buyer, the Transitory Subsidiary, and the Target are referred to collectively herein as the "Parties;"

      WHEREAS, upon the terms and subject to the conditions of this Agreement and of a Merger Agreement in the form attached hereto as Exhibit A (the "Merger Agreement"), in accordance with the Florida General Corporation Law, the Buyer, the Target, and the Transitory Subsidiary will carry out a business combination pursuant to which the Target will merge with and into the Transitory Subsidiary, the stockholders of the Target will convert all of their outstanding Target Shares into the Buyer Shares;

      WHEREAS, the Board of Directors of the Buyer and of the Target unanimously have determined that the Merger is fair to, and in the best interests of, their respective companies and stockholders, and have approved and adopted this Agreement and the Merger, and have recommended approval and adoption of this Agreement and the Merger by their respective stockholders; and

      WHEREAS, the Buyer's Board of Directors has approved and adopted this Agreement and has approved the Merger as the sole stockholder of the Transitory Subsidiary.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows:

1.    Definitions.

            "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

            "Affiliated Group" means any affiliated group within the meaning of Code ss.1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

            "Buyer" has the meaning set forth in the preface above.

            "Buyer-owned Share" means any Target Share that the Buyer owns beneficially or of record.

            "Buyer Shares" means the 5 million shares of the Common Stock, $0.001 par value per share, and the 5 million shares of Series A Preferred Stock, $0.001par value, of the Buyer.

            "Buyer's Most Recent Balance Sheet" means the balance sheet contained within the Buyer's Most Recent Financial Statements.

            "Buyer's Most Recent Financial Statements" means the Buyer's financial statements for the six months ended June 30, 1998.

            "Buyer's Most Recent Fiscal Year End" means the year ended December 31, 1997.

            "Certificate of Merger" has the meaning set forth in ss.2(d) below.

            "Closing" has the meaning set forth in ss.2(c) below.

            "Closing Date" has the meaning set forth in ss.2(c) below.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Confidential Information" means any information concerning the businesses and affairs of any of the Parties and their respective Subsidiaries that is not already generally available to the public.

            "Controlled Group of Corporations" has the meaning set forth in Code ss.1563.

            "Conversion Ratio" has the meaning set forth in ss.2(f)(i) below.

            "Delaware General Corporation Law" means the general corporation laws of the State of Delaware.

            "Disclosure Schedule" has the meaning set forth in ss.3 below.

            "Dissenting Shares" has the meaning set forth in ss.2(i) below.

            "Effective Time" has the meaning set forth in ss.2(e)(i) below.

            "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

            "Employee Pension Benefit Plan" has the meaning set forth in ERISA ss.3(2).

            "Employee Welfare Benefit Plan" has the meaning set forth in ERISA ss.3(1).

            "Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and

Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "Exchange Agent" has the meaning set forth in ss.2(g) below.

            "Fiduciary" has the meaning set forth in ERISA ss.3(21).

            "Florida General Corporation Law" means the general corporation laws of the State of Florida.

            "GAAP" means United States generally accepted accounting principles as in effect from time to time, applied on a consistent basis.

            "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Independent Auditors" has the meaning set forth in ss.2(f)(iii) below.

            "Initial Closing Statement" has the meaning set forth in ss.2(f)(iii) below.

            "Initial Closing Statement Income" has the meaning set forth in ss.2(f)(iii) below.

            "Initial Closing Statement Revenues" has the meaning set forth in ss.2(f)(iii) below.

            "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith,
(e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

            "IRS" means the Internal Revenue Service.

            "Liability" means any liability (whether absolute, accrued or contingent), including any liability for Taxes.

            "Merger" has the meaning set forth in ss.2(a) below.

            "Merger Agreement" has the meaning set forth in the preamble above.

            "Multiemployer Plan" has the meaning set forth in ERISA ss.3(37).

            "NASDAQ" means The NASDAQ SmallCap Market, Inc.

            "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

            "Party" has the meaning set forth in the preface above.

            "PBGC" means the Pension Benefit Guaranty Corporation.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

            "Prohibited Transaction" has the meaning set forth in ERISA ss.406 and Code ss.4975.

            "Prospectus" means the final prospectus relating to the registration of the Buyer Shares issued in the Merger under the Securities Act.

            "Reportable Event" has the meaning set forth in ERISA ss.4043.

            "Requisite Buyer Stockholder Approval" means the affirmative vote of the holders of a majority of the Buyer Shares entitled to vote thereon, in favor of this Agreement and the Merger.

            "Requisite Target Stockholder Approval" means the affirmative vote of the holders of 100% of the Target Shares entitled to vote thereon, in favor of this Agreement and the Merger.

            "Rights" has the meaning set forth in ss.6(o) below.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

            "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

            "Surviving Corporation" has the meaning set forth in ss.2(a)(i) below.

            "Target" has the meaning set forth in the preface above.

            "Target Director Designees" means Michael J. Zwebner, Eugene A. Rosov, Michael Cuzner-Charles and Alexander H. Walker, Jr.

            "Target Options" means the options to acquire Target Shares issued to the officers, directors, employees and consultants of the Target, and identified on Schedule 3(c) of the Disclosure Schedule.

            "Target Share" means any share of Common Stock, $0.01 par value per share, of the Target.

            "Target Stockholder" means any Person who or which holds any Target Shares.

            "Target's Most Recent Balance Sheet" means the balance sheet contained within the Target's Most Recent Financial Statements.

            "Target's Most Recent Financial Statements" has the meaning set forth in ss.3(g) below.

            "Target's Most Recent Financial Statement Date" has the meaning set forth in ss.3(g) below.

            "Target's Most Recent Fiscal Year End" has the meaning set forth in ss.3(g) below.

            "Target's Notice" has the meaning set forth in ss.5(q) hereof.

            "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

            "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

            "to the Buyer's Knowledge" or other reference herein to the Buyer's knowledge or awareness, means the actual knowledge of C. Robert Kline, Ph.D and William E. Sliney, after due inquiry of the officers and directors of the Buyer and after reasonable investigation of the books, records and files of the Buyer.

            "to the Target's Knowledge" or other reference herein to the Target's knowledge or awareness, means the actual knowledge of Michael J. Zwebner, Eugene A. Rosov and Harold Snyder, after due inquiry of the officers and directors of the Target and after reasonable investigation of the books, records and files of the Target.

            "Transitory Subsidiary" has the meaning set forth in the preface above.

      2.    Basic Transaction.

            (a)   The Merger.

                  (i) On and subject to the terms and conditions of this Agreement and the Merger Agreement, and in accordance with the Florida General Corporation Law, the Target will merge with and into the Transitory Subsidiary (the "Merger") at the Effective

      Time. The Transitory Subsidiary shall be the corporation surviving the Merger as a wholly-owned subsidiary of the Buyer (the "Surviving Corporation").

                  (ii) The Target hereby represents that its Board of Directors, at a meeting duly called and held at which a quorum was present and acting throughout, has unanimously (A) determined that this Agreement, the Merger Agreement and the Merger are fair to and in the best interests of, the Target and its stockholders, (B) approved this Agreement, the Merger Agreement and the Merger, and (C) resolved to recommend approval and adoption by the stockholders of the Target of this Agreement, the Merger Agreement and the Merger to the extent required and in a manner permitted by the Florida General Corporation Law.

            (b) Action by the Buyer. The Buyer, acting through its Board of Directors, shall, as soon as practicable, take all actions necessary to obtain stockholder approval in accordance with the Delaware General Corporation Law and the Securities Exchange Act by: (A) as soon as practicable, duly call, give notice of, convene and hold the Special Buyer Meeting for the purpose of adopting and approving this Agreement, the Merger Agreement and the Merger; (B) include in the Definitive Buyer Proxy Materials the conclusion and recommendation of the Board of Directors to the effect that the Board of Directors, having determined that this Agreement, the Merger Agreement and the Merger are in the best interests of the Buyer and its stockholders, has approved this Agreement, the Merger Agreement and the Merger and recommends that the stockholders of the Buyer vote in favor of the approval and adoption of this Agreement, the Merger Agreement and the Merger; (C) use its reasonable best efforts to obtain the necessary approval and adoption of this Agreement, the Merger Agreement and the Merger by the stockholders of the Buyer; and (D) as sole stockholder of the Transitory Subsidiary, shall adopt and approve this Agreement, the Merger Agreement and the Merger.

            (c) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Troop Steuber Pasich Reddick & Tobey, LLP in Los Angeles, California, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

            (d) Actions at the Closing. At the Closing, (i) the Target will deliver to the Buyer the various certificates, instruments, and documents referred to in ss.6(a) below, (ii) the Buyer and the Transitory Subsidiary will deliver to the Target the various certificates, instruments, and documents referred to in ss.6(b) below, (iii) the Transitory Subsidiary and the Target will file with the Secretary of State of the State of Florida a Certificate of Merger in the form attached hereto as Exhibits B (the "Certificate of Merger"), and (iv) the Buyer will deliver to the Exchange Agent in the manner provided below in this ss.2 the certificates evidencing the Buyer Shares issued in the Merger.

            (e) Effect of Merger.

                  (i) General. The Merger shall become effective at the time (the "Effective Time") the Transitory Subsidiary and the Target file the Certificate of Merger with the Secretary of State of Florida. The Merger shall have the effect set forth in the Florida General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Buyer or the Target in order to carry out and effectuate the transactions contemplated by this Agreement.

                  (ii) Certificate of Incorporation. The Certificate of Incorporation of the Transitory Subsidiary in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

                  (iii) Bylaws. The Bylaws of the Transitory Subsidiary in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

                  (iv) Directors and Officers. The directors and officers of the Target in office at and as of the Effective Time will remain the directors and officers of the Surviving Corporation (retaining their respective positions and terms of office), together with the Target Director Designees.

                  (v) Buyer Shares. Each Buyer Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

                  (vi) Target Shares. No Target Share shall be deemed to be outstanding or to have any rights other than those set forth in ss.2(f) and ss.2(i) below after the Effective Time.

            (f) Conversion of Target Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Buyer, the Target, the Transitory Subsidiary, or the holders of any of the foregoing securities:

                  Every share of Target Stock issued and outstanding and owned by the Buyer immediately prior to the Effective Time, shall automatically be canceled and retired and shall cease to exist, and no cash or Buyer Shares, or other consideration shall be delivered or deliverable or exchanged therefor. For purposes of this ss.2(f)(i) and the calculation of the Conversion Ratio, it is assumed that there are such number of Target Shares outstanding as referenced in the attached Schedule 2(f)-1. At and as of the Effective Time, (1) each Target Share (other than any Dissenting Shares or Buyer-owned Shares) shall be converted into the right to receive such number of Buyer Shares (the ratio of Buyer Shares to one Target Share is referred to herein as the "Conversion Ratio" ) as specified in the attached Schedule 2(f)-2, (2) each Dissenting Share shall be converted into the right to receive payment from the Buyer with respect thereto in accordance with the provisions of the Florida General Corporation Law, and (3) each Buyer-owned Share shall be canceled; provided, however, that the Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Target Shares outstanding; provided further, however, that the Conversion Ratio shall be subject to adjustments, if applicable, provided in ss.2(f)(ii), (iii) and (iv) below. No fractional Buyer Shares shall be issued. Any conversion which would otherwise result in a fractional share shall be rounded up to the nearest whole Buyer Share.

                  (g) Procedure for Payment.

                  (i) Immediately after the Effective Time, (A) the Buyer will furnish to Chase Mellon Shareholder Services (the "Exchange Agent") instructions directing the Exchange Agent to issue to each Target Shareholder (other than holders of Dissenting Shares and Buyer-owned Shares) their pro rata share of Buyer Shares equal to the product of (I) the Conversion Ratio times (II) the number of Target Shares such stockholder owns, and (B) the Buyer will cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) in the form attached hereto as Exhibit C to each record holder of outstanding Target Shares for the holder to use in surrendering the certificates which represented his, her, or its Target Shares in exchange for a certificate representing the number of Buyer Shares to which he, she, or it is entitled.

                  (ii) The Buyer will not pay any dividend or make any distribution on Buyer Shares (with a record date at or after the Effective
      Time) to any record holder of outstanding Target Shares until the holder surrenders for exchange his, her, or its certificates which represented Target Shares. The Buyer instead will pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. The Buyer may cause the Exchange Agent to invest any cash the Exchange Agent receives from the Buyer as a dividend or distribution in one or more of the permitted investments set forth on Exhibit D attached hereto; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding Target Shares as necessary. The Buyer may cause the Exchange Agent to pay over to the Buyer any net earnings with respect to the investments, and the Buyer will replace promptly any cash which the Exchange Agent loses through investments. In no event, however, will any holder of outstanding Target Shares be entitled to any interest or earnings on the dividend or distribution pending receipt.

                  (iii) The Buyer may cause the Exchange Agent to return any Buyer Shares and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding Target Shares shall be entitled to look to the Buyer (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to the Buyer Shares and dividends and distributions thereon to which he, she, or it is entitled upon surrender of his, her, or its certificates.

                  (iv) The Buyer shall pay all charges and expenses of the Exchange Agent.

            (h) Closing of Transfer Records. After the close of business on the Closing Date, transfers of Target Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation. On or after the Closing Date, any Target Share presented to the Buyer, the Exchange Agent, or the Surviving Corporation, as the case may be, shall be converted into the applicable number of Buyer Shares.

            (i) Dissenting Shares.

                  (i) Notwithstanding any other provision of this Agreement to the contrary, shares of Target Stock that are outstanding immediately prior to the Effective Time and which are held by Target Stockholders who shall not have voted in favor of the Merger or consented thereto in writing and who shall be entitled to and shall have demanded properly in writing appraisal for such shares in accordance with the Florida General Corporation Law and who shall not have withdrawn such demand or otherwise have forfeited appraisal rights (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive Buyer Shares. Such stockholders shall be entitled to receive payment of the appraised value of such Target Shares held by them in accordance with the provisions of the Florida General Corporation Law, except that all Dissenting Shares held by such stockholders, who shall have failed to perfect or who effectively shall have withdrawn, forfeited, or lost their rights to appraisal of such Target Shares under the Florida General Corporation Law, shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive, the Buyer Shares, upon surrender, in the manner provided in ss.2(f) above.

                  (ii) The Target shall give the Buyer prompt notice of any demands for appraisal received by it, withdrawals of such demands, and any other instruments served pursuant to the Florida General Corporation Law and received by the Target and relating thereto. The Target (and after the Closing, the Transitory Subsidiary) shall direct all negotiations and proceedings with respect to demand for appraisal rights under the Florida General Corporation Law.

      3. Representations and Warranties of the Target. The Target represents and warrants to the Buyer that the statements contained in this ss.3 are correct and complete as of the date of this Agreement and, subject to amendment by Target for events occurring after the date of this Agreement, will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this ss.3. The Disclosure Schedule may be amended from time to time and such Disclosure Schedule as amended becomes the Disclosure Schedule of the disclosing party.

            (a) Organization, Qualification, and Corporate Power. The Target is a corporation duly organized, validly existing, and in corporate good standing under the laws of the State of Florida. The Target is duly qualified as a foreign corporation in each jurisdiction where its ownership or leasing of property or where the nature of its activities requires such qualification. The Target has full corporate power and authority to carry on the businesses in which it is engaged and to own, lease, and use the properties owned, leased, and used by it, and has in full force and effect all authorizations and has made all filings to the extent required for such ownership, lease, and use of its properties and the conduct of its business.

            (b) Capitalization. The entire authorized capital stock of the Target is set forth in the attached 2(f)-1. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and nonassessable. Except for the Target Options, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target.

            (c) Authorization of Transaction. The Target has the requisite corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to perform its obligations hereunder and thereunder; provided, however, that the Target cannot consummate the Merger unless and until it receives the Requisite Target Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of the Target, enforceable against Target in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (d) Noncontravention. To the Target's Knowledge, neither Target's execution and the delivery of this Agreement, nor Target's consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target is subject or any provision of the charter or bylaws of the Target, which would have a material adverse effect on the Target, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other arrangement to which the Target is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). To the Target's Knowledge, and other than in connection with the Florida General Corporation Law, the Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation or failure to give notice would not have a material adverse effect on the ability of Target to consummate the transactions contemplated by this Agreement or have a material adverse effect on the Target's business, operations, condition (financial or otherwise), assets or Liabilities as in existence immediately prior to the Closing.

            (e) Title to Assets. The Target has good title to, or a valid leasehold interest in, the properties and assets used by the Target, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

            (f) Subsidiaries. There are no Subsidiaries of the Target.

            (g) Financial Statements Attached hereto as Exhibit E are the following financial statements (collectively the "Financial Statements"): unaudited balance sheet and statements of operations and cash flows as of and for the period ended September 10, 1998 ("Most Recent Financial Statement Date") for the Target. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Target as of such dates and the results of operations of the Target for such periods, are correct and complete in all material respects; and are consistent in all material respects with the books and records of the Target); provided, however, that they are subject to normal year-end adjustments and lack footnotes and other presentation items.

            (h) Events Subsequent to Most Recent Financial Statement Date. Since the Most Recent Financial Statement Date and continuing up to and including the date of this Agreement, there has not been any material adverse change in the business, financial condition, operations or results of operations of the Target. Without limiting the generality of the foregoing, since that date:

                  (i) the Target has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than in the Ordinary Course of Business;

                  (ii) the Target has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $50,000 or outside the Ordinary Course of Business;

                  (iii) the Target has not and to the Target's Knowledge, no other party has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 to which the Target is a party or by which the Target is bound;

                  (iv) the Target has not imposed any Security Interest upon any of its assets, tangible or intangible, except in favor of Buyer;

                  (v) the Target has not made any capital expenditure (or series of related capital expenditures) either involving more than $50,000 or outside the Ordinary Course of Business;

                  (vi) the Target has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $50,000 or outside the Ordinary Course of Business;

                  (vii) the Target has not issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $50,000 singly or $100,000 in the aggregate, except with respect to the Buyer;

                  (viii) the Target has not delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

                  (ix) the Target has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $50,000 or outside the Ordinary Course of Business;

                  (x) the Target has not granted any license or sublicense of any rights under or with respect to any Intellectual Property;

                  (xi) there has been no change made or authorized in the charter or bylaws of the Target;

                  (xii) the Target has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock, except in connection with the exercise of the Target Options;

                  (xiii) the Target has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

                  (xiv) the Target has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

                  (xv) the Target has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (xvi) the Target has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

                  (xvii) the Target has not granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (xviii) the Target has not adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

                  (xix) the Target has not made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (xx) the Target has not made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

                  (xxi) there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving the Target; and

                  (xxii) the Target has not committed to any of the foregoing, except in respect to the transactions contemplated by this Agreement.

            (i) Undisclosed Liabilities. The Target has no material Liability except for (i) Liabilities reflected on the Financial Statements and (ii) Liabilities which have arisen after the Most Recent Financial Statement Date in the Ordinary Course of Business, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law.

            (j) Legal Compliance. The Target has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Target alleging any failure so to comply and, to the Target's Knowledge, there is no basis for any such action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice to be filed or to be commenced against any of them alleging any failure so to comply. This compliance includes compliance with the state, federal and international securities laws in connection with the offering and or sale of the Target's Shares.

            (k) Tax Matters.

                  (i) The Target has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (ii) The Target does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim, and there is no basis for any such dispute or claim, concerning any Tax Liability of the Target. ss.3(k) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Target for taxable periods ended on or after December 31, 1997, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Target has delivered to the Buyer correct and complete copies of all state, local, and federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Target since December 31, 1993.

                  (iii) The Target has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                  (iv) The unpaid Taxes of the Target (A) did not, as of the Most Recent Financial Statement Date, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) reflected in the Most Recent Balance Sheet (and in any notes thereto) and (B) will not exceed that reserve as adjusted for the passage of time up to and including the Closing Date in accordance with the past custom and practice of the Target in filing its Tax Returns.

                  (v) The Target has not filed a consent under Code ss.341(f) concerning collapsible corporations. The Target has not made any payments, is not obligated to make any payments, nor is the Target a party to any agreement that under certain circumstances would obligate it to make any payments that will not be deductible under Code ss.280G. The Target has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii). The Target has disclosed on its federal income Tax Returns all positions taken therein that would give rise to a substantial understatement of federal income Tax within the meaning of Code ss.6662. The Target is not a party to any Tax allocation or sharing agreement. The Target (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Target) nor (B) does the Target have any Liability for the Taxes of any Person (other than the Target) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (vi) ss.3(k) of the Disclosure Schedule sets forth the following information with respect to the Target as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Target in its assets; and (B) to the extent applicable, the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Target.

            (l) Real Property.

                  (i) The Target does not own any real property:

                  (ii) ss.3(l)(ii) of the Disclosure Schedule lists and describes briefly all real property leased or subleased to the Target. The Target has delivered to the Buyer correct and complete copies of the leases and subleases listed in ss.3(l)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in ss.3(l)(ii) of the Disclosure Schedule,

                        (A) the lease or sublease is in full force and effect
            and constitutes a legal, valid and binding agreement of the Target, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity);

                        (B) the Target is not and to the Target's Knowledge, no
            other party to the lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

                        (C) there are no oral agreements, forebearance programs
            in effect or material disputes as to the lease or sublease;

                        (D) the Target has not assigned, transferred, conveyed,
            mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                        (E) (i) the Target is not in violation of any applicable
            laws or governmental rules and regulations in regard to the use of the facilities leased or subleased thereunder, and (ii) the Target has not received any written notice from any governmental authority of any such violation; and

                        (F) all facilities leased or subleased thereunder are
            supplied with or have available utilities and other services suitable for the operation of said facilities.

            (m) Intellectual Property.

                  (i) The Target owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property sufficient for the operation of the businesses of the Target as presently conducted and as presently proposed to be conducted. The Target has taken sufficient protective measures to maintain and protect each item of Intellectual Property that it owns or uses.

                  (ii) The Target has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and the Target has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Target must license or refrain from using any Intellectual Property rights of any third party). To the Target's Knowledge, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of the Target.

                  (iii) The Target does not own any patent or application therefor. ss.3(m)(iii) of the Disclosure Schedule identifies each material license, agreement, or other permission which the Target has granted to any third party with respect to any of its Intellectual Property. The Target has delivered to the Buyer correct and complete copies of all material licenses, agreements, and permissions (as amended to date) and has made available to the Buyer correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. ss.3(m)(iii) of the Disclosure Schedule also identifies each trade name or unregistered trademark used by the Target in connection with any of its businesses. With respect to each item of Intellectual Property required to be identified in ss.3(m)(iii) of the Disclosure Schedule,

                        (A) the Target possesses all right, title, and interest
            in and to the item, free and clear of any Security Interest, license, or other restriction;

                        (B) the item is not subject to any outstanding
            injunction, judgment, order, decree, ruling, or charge; and

                        (C) no action, suit, proceeding, hearing, investigation,
            charge, complaint, claim, or demand is pending or, to the Target's Knowledge, threatened which challenges the legality, validity, enforceability, use, or ownership of the item, and there is no basis for any such action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand; and

                        (D) the Target has never agreed to indemnify any Person
            for or against any interference, infringement, misappropriation, or other conflict with respect to the item pursuant to any material agreement relating to the Intellectual Property.

                  (iv) ss.3(m)(iv) of the Disclosure Schedule identifies each material item of Intellectual Property that any third party owns and that the Target uses pursuant to license, sublicense, agreement, or permission. The Target has delivered to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in ss.3(m)(iv) of the Disclosure Schedule,

                        (A) the license, sublicense, agreement, or permission
            covering the item is in full force and effect and constitutes a legal, valid and binding agreement of the Target, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity);

                        (B) (i) the Target is not in material breach or default,
            and (ii) no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

                        (C) the Target is not a party to any sublicense material
            to the business of the Target;

                        (D) to the Target's Knowledge, the underlying item of
            Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                        (E) no action, suit, proceeding, hearing, investigation,
            charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

                        (F) the Target has not granted any sublicense or similar
            right with respect to the license, sublicense, agreement, or permission.

                  (v) The Target will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

            (n) Tangible Assets. ss.3(n) of the Disclosure Schedule lists the Target's tangible assets. The Target owns or leases all buildings, machinery, equipment, and other tangible assets adequate for the conduct of the business as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects (patent and latent), has been maintained in all material respects in accordance with normal industry practice, is in reasonable operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

            (o) Inventory. The inventory of the Target consists of purchased parts and finished goods, all of which is presently usable and salable for the purpose for which it was procured, except for obsolete items and items of below standard quality, all of which have been written off or written down to their net realizable value as reflected in the aggregate on the Most Recent Balance Sheet, to be adjusted for the passage of time up to and including the Closing Date in accordance with past custom and practice of the Target.

            (p) Contracts. ss.3(p) of the Disclosure Schedule lists the following contracts and other agreements to which the Target is a party, except contracts and other agreements involving a potential acquisition of the capital stock or assets of Target, which by their terms are subject to a non-disclosure covenant:

                  (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $25,000 per annum;

                  (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, involve consideration in excess of $50,000 per year or result in a material loss to the Target;

                  (iii) any agreement concerning a partnership or joint venture;

                  (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $25,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                  (v) any agreement concerning confidentiality or non-competition, except as hereinabove provided;

                  (vi) any agreement involving any of the Target Stockholders and their Affiliates (other than the Target);

                  (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  (viii) any collective bargaining agreement;

                  (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis, not cancelable on 30 days or less notice, and which provides for annual compensation in excess of $25,000 or provides severance benefits;

                  (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (xi) except as otherwise listed pursuant to this ss.3(p), any agreement under which the consequences of a default or termination could have a material adverse effect on the business, operations, condition (financial or otherwise), assets or Liabilities of the Target, other than client or customer sales contracts entered into in the Ordinary Course of Business of the Target;

                  (xii) any other agreement (or group of related agreements) the performance of which involves annual consideration in excess of $50,000.

The Target has delivered to the Buyer a correct and complete copy of each written agreement listed in ss.3(p) of the Disclosure Schedule (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to in ss.3(p) of the Disclosure Schedule. With respect to each such agreement: (A) the agreement is in full force and effect and constitutes a legal, valid and binding agreement of the Target, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or inequity); and (B) no party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement.

            (q) Notes and Accounts Receivable. All notes and accounts receivable of the Target are reflected properly on its books and records, are valid receivables and are collectible in the aggregate, net of reserves for bad debts, pending sales, and cancellations, as reflected in the Most Recent Balance Sheet (or in any notes thereto), to be adjusted for the passage of time up to and including the Closing Date in accordance with the past custom and practice of the Target.

            (r) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Target.

            (s) Insurance. ss.3(s) of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Target has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past three years:

                  (i) the name, address, and telephone number of the agent;

                  (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

                  (iii) the policy number and the period of coverage;

                  (iv) a description of any retroactive premium adjustments or other loss-sharing arrangements.

With respect to each such insurance policy: (A) the policy is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of the Target, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or inequity); and (B) neither the Target nor any other party to the policy is in material breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination, modification, or acceleration, under the policy.

            (t) Litigation. ss.3(t) of the Disclosure Schedule sets forth in each instance in which the Target (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Target's Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. There is no basis for any present or future action, suit, proceeding, hearing and investigation that could result in any material adverse change in the business, operations, condition (financial or otherwise), assets or Liabilities of the Target.

            (u) Product Warranty. Within the last 48 months, each product sold, leased, or delivered by the Target has been in conformity with all express and implied warranties of the Target, and the Target does not have any Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims reflected in the Most Recent Balance Sheet to be adjusted for the passage of time up to and including the Closing Date in accordance with the past custom and practice of the Target. ss.3(u) of the Disclosure Schedule includes copies of the standard terms and conditions of sale or lease for the Target (containing applicable guaranty, warranty, and indemnity provisions).

            (v) Employees. No executive, key employee, or group of employees has tendered resignations or expressed their intentions to terminate employment with the Target. The Target is not a party to or bound by any collective bargaining agreement, nor has the Target experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. To the Target's Knowledge, there is no organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Target.

            (w) Employee Benefits.

                  (i) ss.3(w) of the Disclosure Schedule lists each Employee Benefit Plan that the Target maintains or as to which the Target contributes.

                        (A) Each such Employee Benefit Plan (and each related
            trust, insurance contract, or fund) complies in material form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                        (B) All reports and descriptions (including Form 5500
            Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code ss.4980B will have been met in all material respects prior to the Closing Date with respect to each applicable Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                        (C) All contributions (including all employer
            contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and any and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of the Target. All premiums or other payments for all periods ending on or before the Closing Date have been paid or accrued in accordance with the past custom and practice of the Target with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                        (D) Each such Employee Benefit Plan which is an Employee
            Pension Benefit Plan meets the material formal requirements of a "qualified plan" under Code ss.401(a) and has received, within the last two years, an updated favorable determination letter from the Internal Revenue Service.

                        (E) The Target does not maintain and has not maintained
            any Employee Pension Benefit Plan which is a defined benefit type plan.

                        (F) The Target has delivered to the Buyer correct and
            complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the IRS, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

                  (ii) The Target is not a member of a Controlled Group of Corporations. With respect to each Employee Benefit Plan that the Target maintains or ever has maintained or to which the Target contributes, ever has contributed, or ever has been required to contribute:

                        (A) No such Employee Benefit Plan which is an Employee
            Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Target's Knowledge, threatened.

                        (B) There have been no Prohibited Transactions with
            respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened. There is no basis for any such action, suit, proceeding, hearing, or investigation.

                        (C) The Target has not incurred, nor to the Target's
            Knowledge, is there any reason to expect that the Target will incur any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

                  (iii) The Target does not contribute to, never has contributed to, and never has been required to contribute to any Multiemployer Plan, nor does it have any Liability (including withdrawal Liability) under any Multiemployer Plan.

                  (iv) The Target does not maintain and never has maintained and does not contribute, never has contributed, and never has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code ss.4980B).

            (x) Guaranties. The Target is neither a guarantor nor liable for any Liability or obligation (including indebtedness) of any other Person.

            (y) Environmental, Health, and Safety. The Target has complied in all material respects with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Target alleging any failure so to comply. Without limiting the generality of the preceding sentence, the Target has obtained and been in compliance with all of the terms and conditions of all material permits, licenses, and other authorizations which are required under, and has complied with all other material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws, except where such non-compliance would not have a material adverse effect on the operations of the Target.

            (z) Certain Business Relationships With the Target.None of the Target Stockholders and their Affiliates has been involved in any business or contractual (whether written or oral) arrangement or relationship with the Target within the past 12 months involving aggregate annual payments in excess of $50,000, and none of the Target Stockholders and their Affiliates owns any asset, tangible or intangible, which is used in the business of the Target.

            (aa) Brokers' Fees. Except as set forth in Schedule 3(aa) of the Disclosure Schedule, and as otherwise provided in ss.8(l), the Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

            (ab) Continuity of Business Enterprise. The Target operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treas. Reg. ss.1.368-1(d).

            (ac) Substantial Customers, Brokers and Suppliers

                  (i) ss.3(ac) of the Disclosure Schedule lists the 10 customers of the Target with the highest volume of purchases from the Target during the period ending September 10, 1998, and the amount for which each such customer was invoiced during such period.

                  (ii) The Target has not been declared ineligible to bid on a state or federal government contract.

                  (iii) No customer listed on ss.3(ac) of the Disclosure Schedule has (A) ceased, or notified the Target in writing of an intention to cease dealing with or through the Target; (B) reduced or notified the Target in writing of an intention to reduce, substantially its dealings with or through the Target; or (C) changed, or notified the Target in writing of an intention to change, substantially the terms on which it is prepared to deal with or through the Target. To the Target's Knowledge all of the customers listed in ss.3(ac) of the Disclosure Schedule will continue to be a customer of the Transitory Subsidiary after the Closing.

            (ad) Disclosure. None of the information that Target has provided in connection with the representations and warranties provided for herein contain or that the Target will supply specifically for use in the Registration Statement, the Prospectus, or the Definitive Buyer Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are or will be made, not misleading.

      4. Representations and Warranties of the Buyer. In addition to the transactions with Dr Ariella Lehrer and Legacy Interactive Inc, which have been disclosed to and approved by the Target, the Buyer represents and warrants to the Target that the statements contained in this ss.4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.4), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this ss.4. The Disclosure Schedule may be amended from time to time and such Disclosure Schedule as amended becomes the Disclosure Schedule of the disclosing party.

            (a) Organization, Qualification, and Corporate Power. The Buyer is a corporation duly organized, validly existing, and in corporate good standing under the laws of the State of Delaware. The Buyer is duly qualified as a foreign corporation in each jurisdiction where its ownership or leasing of property or where the nature of its activities requires such qualification, except to the extent that the failure to so qualify would not have a material adverse effect on the business, operations, condition (financial or otherwise), assets or Liabilities of the Buyer. The Buyer has full corporate power and authority to carry on the businesses in which it is engaged and to own, lease, and use the properties owned, leased, and used by it, and has in full force and effect all authorizations and has made all filings to the extent required for such ownership, lease, and use of its properties and the conduct of its business, except to the extent that the failure to obtain such authorizations or to make such filings would not have a material adverse effect on the operations of the Buyer.

            (b) Capitalization. The entire authorized capital stock of the Buyer consists of 5,000,000 shares of preferred stock, none of which is outstanding, and 10,000,000 Buyer Shares,details of which are set forth on Schedule 4(b) attached hereto. All of the issued and outstanding Buyer Shares have been duly authorized and are validly issued, fully paid, and nonassessable (except for the Buyer Shares currently offered, which will be fully paid and non-assessable when issued). All of the Buyer Shares to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable. Except for the options and warrants listed on ss.4(b) to the Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Buyer to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Buyer.

            (c) Authorization of Transaction. The Buyer has the requisite corporate power and authority to execute and deliver this Agreement and the Merger Agreement and to perform its obligations hereunder and thereunder; provided, however, that the Buyer cannot consummate the Merger unless and until it receives a Hardship Exemption or the Requisite Buyer Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

            (f) Undisclosed Liabilities. The Buyer has no material Liability except for (i) Liabilities reflected on the Buyer's Most Recent Balance Sheet (and in any notes thereto) and (ii) Liabilities which have arisen after the Buyer's Most Recent Fiscal Year End in the Ordinary Course of Business, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law.

            (g) Legal Compliance. To the Buyer's Knowledge, the Buyer has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except to the extent any such failure would not have a material adverse effect on the operations of the Buyer, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Buyer alleging any failure so to comply and, to the Buyer's Knowledge, there is no basis for any such action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice to be filed or to be commenced against any of them alleging any failure so to comply.

            (h) Noncontravention. To the Buyer's Knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or bylaws of the Buyer, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). To the Buyer's Knowledge, and other than in connection with the Delaware General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, the Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation or failure to give notice would not have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated by this Agreement or have a material adverse effect on the Buyer's business, operations, condition (financial or otherwise), assets or Liabilities as in existence immediately prior to the Closing.

            (i) Tax Matters.

                  (i) The Buyer has filed all Tax Returns required to be filed by it. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Buyer (whether or not shown on any Tax Return) have been paid. The Buyer currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Buyer does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of the Buyer that arose in connection with any failure (or alleged failure) to pay any Tax.

                  (ii) The Buyer has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                  (iii) The Buyer does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim, and to the Buyer's Knowledge there is no basis for any such dispute or claim, concerning any Tax Liability of the Buyer. ss.4(i) of the Disclosure Schedule lists all federal, state, local, and foreign income Tax Returns filed with respect to the Buyer for taxable periods ended on or after December 31, 1995, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Buyer has delivered to the Target correct and complete copies of all state, local, and federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Buyer since December 31, 1995.

                  (iv) The Buyer has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                  (v) The unpaid Taxes of the Buyer (A) did not, as of the Buyer's Most Recent Fiscal Year End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) expected to be set forth on the face of the Buyer's Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Buyer in filing their Tax Returns.

                  (vi) The Buyer has not filed a consent under Code ss.341(f) concerning collapsible corporations. The Buyer has not made any payments, is not obligated to make any payments, nor is the Buyer a party to any agreement that under certain circumstances would obligate it to make any payments that will not be deductible under Code ss.280G. The Buyer has not been a United States real property holding corporation within the meaning of Code ss.897(c)(2) during the applicable period specified in Code ss.897(c)(1)(A)(ii). The Buyer has disclosed on its federal income Tax Returns all positions taken therein that would give rise to a substantial understatement of federal income Tax within the meaning of Code ss.6662. The Buyer is not a party to any Tax allocation or sharing agreement. The Buyer (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Buyer) nor (B) does the Buyer have any Liability for the Taxes of any Person

      (other than the Target) under Treas. Reg. ss.1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                  (vii) ss.4(i) of the Disclosure Schedule sets forth the following information with respect to the Buyer as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Buyer in its assets; (B) to the extent applicable, the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax, or excess charitable contribution allocable to the Buyer.

            (j) Contracts. ss.4(j) of the Disclosure Schedule lists the following contracts and other agreements to which the Buyer is a party, except contracts and other agreements involving a potential acquisition of the capital stock or assets of the Buyer, which by their terms are subject to a non-disclosure covenant:

                  (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $25,000 per annum;

                  (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to the Buyer, or involve consideration in excess of $50,000 per year;

                  (iii) any agreement concerning a partnership or joint venture;

                  (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $25,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                  (v) any agreement concerning confidentiality or non-competition, except as hereinabove provided;

                  (vi) any agreement involving any of the Buyer Management Stockholders and their Affiliates (other than the Target);

                  (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  (viii) any collective bargaining agreement;

                  (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis not cancelable on 30 days or less notice providing annual compensation in excess of $25,000 or providing severance benefits;

                  (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                  (xi) except as otherwise listed pursuant to this ss.4(j), any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations of the Buyer, other than client or customer sales contracts entered into in the Ordinary Course of Business of the Buyer;

                  (xii) any other agreement (or group of related agreements) the performance of which involves annual consideration in excess of $50,000.

The Buyer has delivered to the Target a correct and complete copy of each written agreement listed in ss.4(j) of the Disclosure Schedule (as amended to date) and a written summary setting forth the material terms and conditions of each oral agreement referred to in ss.4(j) of the Disclosure Schedule. With respect to each such agreement, to the Buyer's Knowledge: (A) the agreement is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of the Buyer, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or inequity); (C) no party is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement.

            (k) Litigation. ss.4(k) of the Disclosure Schedule sets forth in each instance in which the Buyer (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Buyer's Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. To the Buyer's Knowledge, there is no basis for any present or future action, suit, proceeding, hearing and investigation that could result in any material adverse change in the business, condition (financial or otherwise), operations, assets or Liabilities of the Buyer.

            (l) Product Warranty. Within the last 48 months, each product sold, leased, or delivered by the Buyer has been in conformity with all express and implied warranties of the Buyer, and the Buyer does not have any Liability (and to the Buyer's Knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Buyer's Most Recent Balance Sheet to be adjusted for the passage of time up to and including the Closing Date in accordance with the past custom and practice of the Buyer. ss.4(m) of the Disclosure Schedule includes copies of the standard terms and conditions of sale or lease for the Target (containing applicable guaranty, warranty, and indemnity provisions).

            (m) Continuity of Business Enterprise. It is the present intention of the Buyer to continue at least one significant historic business line of the Target, or to use at least a significant portion of the Target's historic business assets in a business, in each case within the meaning of Treas. Reg. ss.1.368-1(d).

            (n) Real Property.

                  (i) The Buyer does not own any real property:

                  (ii) ss.4(n)(ii) of the Disclosure Schedule lists and describes briefly all real property leased or subleased to the Buyer. The Buyer has delivered to the Target correct and complete copies of the leases and subleases listed in ss.4(n)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in ss.4(n)(ii) of the Disclosure Schedule,

                        (A) the lease or sublease is in full force and effect
            and constitutes a legal, valid and binding agreement of the Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratoriums or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity);

                        (B) the Buyer is not and to the Buyer's Knowledge, no
            other party to the lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

                        (C) there are no oral agreements, forebearance programs
            in effect or material disputes as to the lease or sublease;

                        (D) the Buyer has not assigned, transferred, conveyed,
            mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                        (E) (i) to the Buyer's Knowledge, the Buyer is not in
            violation of any applicable laws or governmental rules and regulations in regard to the use of the facilities leased or subleased thereunder, and (ii) the Buyer has not received any written notice from any governmental authority of any such violation; and

                        (F) all facilities leased or subleased thereunder are
            supplied with or have available utilities and other services suitable for the operation of said facilities.

            (o) Subsidiaries. The Transitory Subsidiary, when incorporated, will be the only Subsidiary of the Buyer. ss.4(o) of the Disclosure Schedule sets forth for the Transitory Subsidiary (i) its name and expected jurisdiction of incorporation, (ii) the number of shares of authorized capital stock of each class of its capital stock, (iii) the number of shares of each class of its capital stock to be issued to the Buyer, and (v) the proposed directors and officers of the Transitory Subsidiary. As of the Closing, the Transitory Subsidiary will be a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Transitory Subsidiary will be duly authorized to conduct business and will be in good standing under the laws of each jurisdiction where such qualification is required. Prior to the Closing, the Transitory Subsidiary will not conduct any business. At the time of the Closing, the Transitory Subsidiary will have full corporate power and authority to ratify this Agreement and carry out the transactions contemplated herein. As of the Closing, all of the issued and outstanding shares of capital stock of the Transitory Subsidiary will have been duly authorized and will be validly issued, fully paid, and nonassessable. The Buyer will hold of record and own beneficially all of the outstanding shares of the Transitory Subsidiary, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Buyer to sell, transfer, or otherwise dispose of any capital stock of any of the Transitory Subsidiary. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Transitory Subsidiary. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of the Transitory Subsidiary. As of the Closing, the minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Transitory Subsidiary will be correct and complete. As of the Closing, the Transitory Subsidiary will not be in default under or in violation of any provision of its charter or bylaws. As of the Closing, the Transitory Subsidiary will not control directly or indirectly or have any direct or indirect equity participation in any corporation, partnership, trust, or other business association.

            (u) Filings with the SEC. To the Buyer's Knowledge, the Buyer has filed with the SEC all reports, registrations, and statements together with any amendments thereto required to be made thereto, all of which as the respective dates were in full compliance with the rules and regulations of the SEC.

            (v) Disclosure. None of the information that Buyer has provided in connection with the representations and warranties provided for herein contain or that the Buyer will supply specifically for use in the Definitive Buyer Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are or will be made, not misleading

      5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

            (a) Notices and Consents. The Target and the Buyer will give any notices to third parties, and will use its respective reasonable best efforts to obtain any third party consents, that the Buyer or the Target reasonably may request in connection with the matters referred to in ss.3(d) or ss.4(h) above.

            (b) Regulatory Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in this agreement.

            (c) Listing of Buyer Shares. The Buyer will use its reasonable best efforts to cause the Buyer Shares that will be issued in the Merger to be approved for listing on the Nasdaq SmallCap Market, subject to official notice of issuance, at or prior to the Effective Time.

            (d) No Material Changes. Both parties agree that prior to the Closing Date neither party will make or permit to be made any material change affecting any bank, trust company, savings and loan association, brokerage firm, or safe deposit box or in the names of the persons authorized to draw thereon, to have access thereto or to authorize transactions therein or in any powers of attorney, or open additional accounts or boxes or grant any additional powers of attorney, without in each case obtaining the prior written consent of the other party, such consent not be unreasonably withheld or delayed.

            (e) Operation of Business. Neither party will engage in any practice, take any action, or enter into any transaction, in any material respect, outside the Ordinary Course of Business, without the prior written consent of the other party. Without limiting the generality of the foregoing:

                  (i) Neither party will authorize or effect any change in its charter or bylaws;

                  (ii) Neither party will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

                  (iii) Neither party will declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, in either case outside the Ordinary Course of Business;

                  (iv) Neither party will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

                  (v) Neither party will impose any Security Interest upon any of its assets outside the Ordinary Course of Business;

                  (vi) Neither party will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business;

                  (vii) Neither party will initiate any changes in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business; and

                  (viii) Neither party will commit to any of the foregoing.

            (f) Full Access. The Parties will permit representatives of the other Party to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Parties, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of the Parties. The Parties will treat and hold as such any Confidential Information they receive in the course of the reviews contemplated by this ss.5(f), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agree to return to the respective Party all tangible embodiments (and all copies) thereof which are in their respective possession.

            (g) Notice of Developments. Each Party will give prompt written notice to the other of the occurrence of any event that would constitute a breach of any of its own representations and warranties in ss.3 and ss.4 above. No disclosure by any Party pursuant to this ss.5(g), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, except as otherwise provided in ss.3 above.

            (h) Exclusivity. Neither party will solicit, initiate, or encourage the submission of any proposal or offer, and will not entertain, pursue, consider or accept any proposal or offer from any Person relating to the acquisition of all or substantially all of its capital stock or assets (including any acquisition structured as a merger, consolidation, or share exchange). Each party shall notify the other party immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing and will provide the other party with a written copy of any such proposal, offer, inquiry, or contact.

            (i) Continuity of Business Enterprise. The Buyer will continue at least one significant historic business line of the Target, or use or lease a significant portion of the Target's historic business assets in a business, in each case within the meaning of Treas. Reg. ss.1.368-1(d).

            (j) Directorships. The Buyer will recommend to its stockholders the Target Director Designees for nomination to positions as directors of the Buyer at the next annual or special meeting of stockholders of the Buyer. As the sole stockholder of Transitory Subsidiary, the Buyer shall elect the Target Director Designees as directors of the Transitory Subsidiary. The Buyer will also take all actions necessary to amend the Buyer's bylaws and charter, if necessary or advisable, to provide for staggered terms of Board members.

            (k) Ancillary Agreements. The Target shall provide each of its stockholders that acquired common stock in the Target based upon the private offering memorandum dated July 28, 1998 an opportunity to rescind and shall not draw upon any subcription payments until such time as the investors have declined the opportunity to exercise his hers or its rescission rights after a reasonable period of time (the "Rescission Offer). The Rescission Offer shall be in compliance with any and all applicable state and federal laws including "blue sky laws." No Buyer Shareholder approval shall be effective until such time as the Rescission Offer has been completed. The Rescission Offer must include disclosure on the risks of the Merger including the lack of liquidity of the Buyer Shares and the possibility that the Buyer Stockholders may have to pay taxes in connection with the Merger.

            (l) Target Employees. The Buyer shall cause the Transitory Subsidiary to (i) continue to employ each person employed by Target on the Closing Date on at least an "employment-at-will" basis as of the first business day after the Closing Date, (ii) provide such benefits and salary to such person comparable to the benefits and salary previously provided or paid by Target as of the Closing Date, and (iii) grant to each such person credit for his/her years of service with the Target for purposes of calculating such person's right to participate in applicable benefit plans and programs and the level of such participation.

            (m) Notification of Changes in Representations and Warranties. The Parties will notify each other of any material changes in the representations and warranties provided in ss.3 and ss.4 hereof as soon as reasonably practicable after the respective Party first discovers such changed circumstances.

            (n) Estoppel Certificates. The Target shall use its reasonable best efforts to obtain Estoppel Certificates (the "Estoppel Certificates") in the form attached hereto as Exhibit G.

            (o) Rights Offering. The Board of Directors of the Buyer shall authorize a rights offering to their current stockholders that will provide the issuance of one right for each share of Buyer's Common Stock outstanding or issuable upon exercise of currently outstanding options or warrants (the "Rights"). The Rights will enable each current stockholder to purchase one new share of the Buyer's Common Stock for $0.50. The Target Stockholders shall agree to waive their right to participate in this Rights offering. The Rights offering shall be open and exercisable for a period twenty four months from the commencement date of such Rights offering. The Rights are not transferrable except to the immediate family or a trust set up for the benefit of such stockholder.

      6. Conditions to Obligation to Close.

            (a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) this Agreement, the Merger Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval;

                  (ii) the Target shall have procured all of the third party consents specified in ss.5(a) above;

                  (iii) each representation and warranty set forth in ss.3 above shall be true and correct in all material respects at and as of the Closing Date, subject to any amendments thereto as permitted under ss.3 above;

                  (iv) the Target shall have fully performed and complied with all of its covenants contained in ss.5 hereunder through the Closing;

                  (v) no action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge could (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) materially and adversely affect the right of the Surviving Corporation to own the former assets and to operate the former businesses of the Target, and (D) and no such injunction, judgement, order, decree, ruling or charge shall be in effect;

                  (vi) the Target shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in ss.6(a)(i)-(v) is satisfied;

                  (vii) this Agreement, the Merger Agreement and the Merger shall have received the Requisite Target Stockholder Approval;

                  (viii) the Buyer Shares that will be issued in the Merger shall have been approved for listing on the Nasdaq SmallCap Market, subject to official notice of issuance;

                  (ix) the Parties shall have received all authorizations, consents, and approvals of governments and governmental agencies referred to in ss.3(d) and ss.4(h) above;

                  (x) the Buyer shall have received from counsel to the Target an opinion in form and substance as set forth in Exhibit H attached hereto, addressed to the Buyer, and dated as of the Closing Date;

                  (xi) the Buyer shall have received the resignations, effective as of the Closing, of each director and officer of the Target;

                  (xii) the Buyer shall have completed its due diligence and all outstanding issues relating thereto shall have been satisfactorily resolved to the satisfaction of the Parties;

                  (xiii) the Buyer shall be satisfied that the Target's offering of Target Shares (A) did not violate any state, federal or international securities laws; (B) that the Buyer's Stockholders were fully informed of the potential tax consequence of an investment in the Target; and (C) that the Target will not be subject to any new regulations;

                  (xiv) the Target shall have delivered the Estoppel Certificates executed by the lessors of the properties listed in Schedule 3(l)(ii) of the Target's Disclosure Schedule;

                  (xv) the Target shall have canceled all outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock;

                  (xvi) all actions to be taken by the Target in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer;

                  (xvii) from the date hereof through the Effective Time, there shall have been no material adverse change (or developments involving a prospective material adverse change) in the business, condition (financial or otherwise), operations, properties, or prospects of the Target; and

                  (xviii) the Target Stockholders shall have waived their right to participate in the Rights offering.

The Buyer may waive any condition specified in this ss.6(a) if it executes a writing so stating at or prior to the Closing.

            (b) Conditions to Obligation of the Target. The obligation of the Target to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) this Agreement, the Merger Agreement and the Merger shall have received the Requisite Buyer Stockholder Approval and the Buyer's Approval as the sole stockholder of the Transitory Subsidiary;

                  (ii) the Buyer Shares that will be issued in the Merger shall have been approved for listing on the Nasdaq SmallCap Market, subject to official notice of issuance;

                  (iii) each representation and warranty set forth in ss.4 above shall be true and correct in all material respects at and as of the Closing Date;

                  (iv) the Buyer shall have performed and complied with all of its covenants hereunder through the Closing;

                  (v) no action, suit, or proceeding shall be pending or threatened before any court or quasijudicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge could (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) materially and adversely affect the right of the Surviving Corporation to own the former assets and to operate the former businesses of the Target; and (D) no such injunction, judgement, order, decree, ruling or charge shall be in effect;

                  (vi) the Buyer shall have delivered to the Target a certificate to the effect that each of the conditions specified above in ss.6(b)(i)-(v) and ss.6(b)(vii)-(ix) below, is satisfied;

                  (vii) this Agreement, the Merger Agreement and the Merger shall have received the Requisite Target Stockholder Approval;

                  (viii) the Target Director Designees shall be elected directors of the Buyer, contingent only upon the Closing;

                  (ix) the Parties shall have received all authorizations, consents, and approvals of governments and governmental agencies referred to in ss.3(d) and ss.4(h) above;

                  (x) the Target Director Designees shall be elected directors of the Transitory Subsidiary;

                  (xi) both parties shall have completed their due diligence and all outstanding issues relating thereto shall have been resolved to the satisfaction of the Parties;

                  (xii) the Buyer shall have procured all of the third party consents specified in ss.5(a) above;

                  (xiii) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Target; and

                  (xiv) from the date hereof through the Effective Time, there shall have been no material adverse change (or developments involving a prospective material adverse change) in the business, condition (financial or otherwise), operations, properties, or prospects of the Buyer.

The Target may waive any condition specified in this ss.6(b) if it executes a writing so stating at or prior to the Closing.

      7. Termination

            (a) Termination of Agreement Either the Buyer or the Target may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

                  (i) the Buyer and the Target may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

                  (ii) the Buyer may terminate this Agreement by giving written notice to the Target at any time prior to the Effective Time (A) in the event the Target has breached any representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Target of this breach, in writing, and the breach has continued without cure for a period of five (5) business days after the written notice of breach or (B) if the Closing shall not have occurred on or before December 30, 1998, by reason of the failure of any condition precedent under ss.6(a) hereof that cannot be satisfied through the exercise of reasonable best efforts within five (5) business days following December 30, 1998 (unless the failure results primarily from the Buyer breaching any representation, warranty, or covenant contained in this Agreement);

                  (iii) the Target may terminate this Agreement by giving written notice to the Buyer at any time prior to the Effective Time (A) in the event the Buyer has breached any representation, warranty, or covenant contained in this Agreement in any material respect, the Target has notified the Buyer of the breach, in writing, and the breach has continued without cure for a period of five (5) business days after the written notice of breach or (B) if the Closing shall not have occurred on or before December 30, 1998, by reason of the failure of any condition precedent under ss.6(b) hereof that cannot be satisfied through the exercise of reasonable best efforts within five (5) business days following December 30, 1998 (unless the failure results primarily from the Target breaching any representation, warranty, or covenant contained in this Agreement);

                  (iv) any Party may terminate this Agreement by giving written notice to the other Party at any time in the event this Agreement and the Merger fail to receive the Requisite Buyer Stockholder Approval or the Requisite Target Stockholder Approval, respectively; and

            (b) Effect of Termination If any Party terminates this Agreement pursuant to ss.7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in ss.5(f) above and the Confidentiality and the Non-Disclosure Agreement referenced therein shall survive any such termination; provided further, however, that any such termination will have no effect on amounts that the Target currently owes or may owe in the future to the Buyer. Anything herein to the contrary notwithstanding, termination of this Agreement pursuant to ss.7(a) above shall be the sole and exclusive remedy for the breach of any representation or warranty by a Party under ss.3 or ss.4 above.

      8. Miscellaneous.

            (a) Survival None of the representations, warranties, and covenants of the Parties (other than the provisions in ss.2 above concerning issuance of the Buyer Shares), the provisions of ss.5(i) above concerning continuity of business enterprise, the provisions of ss.5(j) above concerning the respective employment agreements, the provisions of ss.5(k) above concerning the Target Designee Directors, the provisions of ss.5(s) above concerning the Conversion Options, and the provisions of ss.5(t) above concerning registration of the Conversion Options) will survive the Effective Time. This ss.8(a) is not intended to limit, expand, or otherwise affect the rights, remedies, or obligations that the Buyer, the Target, or any other Person may have pursuant to other written agreements referred to in this Agreement or otherwise.

            (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable efforts to advise the other Party prior to making the disclosure).

            (c) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns. This ss.8(c) is not intended to limit, expand, or otherwise affect the rights, remedies, or obligations that the Buyer, the Target, or any other Person may have pursuant to other written agreements referred to in this Agreement or otherwise.

            (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

            (e) Succession and Assignmen. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

            (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

            (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

            If to the Target:

            Michael J. Zwebner
            Videocall International, Inc.
            1 Canal Park
            Cambridge, MA  02142

            Copy to:

            Alexander Walker, Jr.
            57 West 200 South
            Suite 400
            Salt Lake City, UT  84101

            If to the Buyer:

            C. Robert Kline, Ph.D.
            Legacy Software, Inc.
            5340 Alla Road
            Los Angeles, CA 90066

            Copy to:

            V. Joseph Stubbs, Esq.
            Troop Steuber Pasich Reddick & Tobey, LLP.
            2029 Century Park East, 24th Floor
            Los Angeles, CA 90067

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with applicable federal laws and the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (j) Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to stockholder approval will be subject to the applicable restrictions contained in the Delaware General Corporation Law and in the Florida General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (l) Expenses. Except as herein provided, each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement. However, the Buyer will pay at the Closing (i) the fees of Troop Steuber Pasich Reddick & Tobey, LLP.

            (m) Construction. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

            (n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

            (o) Venue; Jurisdiction. All actions with respect to this Agreement will be instituted in a state court sitting in Wilmington, Delaware or in a federal court in the State of Delaware, subject to the provisions on arbitration in ss.8(p) below. By the execution of this Agreement, each Party irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives: (a) any objection such Party might now or hereafter have to the venue in any such court; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

            (p) Arbitration. Any disputes arising out of this Agreement and the transactions among the Parties contemplated by this Agreement shall be settled by binding arbitration to be held in Wilmington, Delaware in accordance with the rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. This ss.8(p) is not intended to limit, expand, or otherwise affect the rights, remedies, or obligations that the Buyer, the Target, or any other Person may have pursuant to other written agreements referred to in this Agreement or otherwise.

            (q) Attorneys' Fees. Each Party agrees that the losing party in any suit or action shall reimburse the prevailing party for its reasonable costs, expenses, and attorney's fees incurred in any action brought to determine the rights of the Parties hereunder.

            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


Legacy Software, Inc.


By:     /s/ William Sliney
   --------------------------------
Title:    Vice President - CFO
      -----------------------------


Legacy Software Acquisition, Inc.


By:     /s/ Ariella J. Lehrer
   --------------------------------
Title:    President
      -----------------------------


Videocall International Corporation


By:    /s/ M. Zwebner
   --------------------------------
Title:    Chairman
      -----------------------------

                                MERGER AGREEMENT


                                 AMENDMENT NO. 1

                                   dated as of

                                December 1, 1998

                                       to

                          AGREEMENT AND PLAN OF MERGER

                                   dated as of

                               September 14, 1998

                                      Among

                             Talk Visual Corporation

                         (f/k/a Legacy Software, Inc.),

                            Legacy Acquisition, Inc.

                                       and

                       Videocall International Corporation

                                 AMENDMENT NO. 1
                                       to
                          AGREEMENT AND PLAN OF MERGER

            AMENDMENT NO. 1 dated as of December 1, 1998, to the AGREEMENT AND PLAN OF MERGER dated as of September 14, 1998, (the "Merger Agreement") among Talk Visual Corporation (f/k/a Legacy Software, Inc.), a Delaware corporation ( "Buyer"), Videocall International Corporation, a Florida corporation ("Target"), and Legacy Acquisition, Inc., a Florida corporation and a wholly owned subsidiary of Buyer ("Merger Subsidiary").

            WHEREAS, Buyer, Target and Merger Subsidiary have entered into the Merger Agreement; and

            WHEREAS, Buyer, Target and Merger Subsidiary desire, through this Amendment No. 1, to amend the Merger Agreement.

            NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

            1. Section 5 of the Merger Agreement is hereby amended by deleting subsection 5(o) of such section in its entirety and by substituting in lieu thereof the following:

            "(o) Rights Offering. The Board of Directors of the Buyer shall authorize a rights offering to their current stockholders that will provide the issuance of one right for each share of Buyer's Common Stock outstanding or issuable upon exercise of currently outstanding options or warrants (the "Rights"). The Rights will enable each current stockholder to purchase one new share of the Buyer's Common Stock for $2.50. The Target Stockholders shall agree to waive their right to participate in this Rights offering with respect to shares of Buyer's Common Stock received by them in connection with the Merger. The Rights offering shall be open and exercisable for a period of ninety (90) days from the commencement date of such Rights offering. The Rights are not transferable except to the immediate family or a trust set up for the benefit of such stockholder."

            2. Section 7(a) of the Merger Agreement is hereby amended by changing the date in clauses (ii) and (iii) thereof from "December 31, 1998" to "June 30, 1999."

            3. All references in the Merger Agreement to the "Agreement" shall be to the Merger Agreement as amended by this Amendment No. 1.

            4. All other terms and conditions of the Merger Agreement shall remain unaffected by this Amendment No. 1 and shall remain in full force and effect.

            5. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 1 shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.


Attested:                           TALK VISUAL CORPORATION


/s Andrew Beck             By: /s/ Harold Snyder
-------------------            ---------------------------------------
                                    Name:      Harold Snyder
                                    Title:     Chief Financial Officer


                                    VIDEOCALL INTERNATIONAL
Attested:                                  CORPORATION


/s Andrew Beck             By: /s/ Harold Snyder
-------------------            ---------------------------------------
                                    Name:      Harold Snyder
                                    Title:    Chief Financial Officer


Attested:                           LEGACY ACQUISITION, INC.


/s Andrew Beck             By: /s/ Harold Snyder
-------------------            ---------------------------------------
                                    Name:      Harold Snyder
                                    Title:       Chief Financial Officer

                                                                         ANNEX B

The following definitions apply
S 607.1302 and          607. 132;

(1) Corporation means the issuer of the shares held by dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share 1
exchange       of that issuer.
(2) "Fair Value," With respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion inequitable.
     (3) "Shareholders' authorization date" means the date an which the shareholders' vote authorizing the proposed action was taken,
the date      on     which the corporation received
written consents without a meeting from the requisite number or shareholders in order to authorize the action, or, in the case of a merger pursuant to s
607.1104. the day prior to the date Bill On which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.
I the
607.1302 RIGHT OF SHAREHOLDERS TO DISSENT. -(1) Any shareholder of a corporation has the right to dissent from. and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions: (a) Consummation of a plan of merger to which the corporation is a party: (1) If the shareholder is entitled to vote on the merger, or
(2) If the corporation is a subsidiary that is merged with its parent under s. 6071104, the Shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104:
(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder
1      is entitled to vote on the sale or exchange pursuant to s. 607-1202, including a sale in dissolution but not but no; including a sale pursuant to court order or a sale for cash pursuant to by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within I year after the date of sale.
(c) As provided in s. 607,09020(11) 1). the approval of a control-share acquisition;
A 1998 Aspen Law & Business. A division of Aspen Publishers, Inc
(S)607.1302

170 -Corp.  FLORIDA 1989 business Corporation Act   9-15-98
d)) Consummation of a plan of sham exchange to which the corporation is a party as Ott; the corporation The shares of which will be acquired, if the shareholder is entitled To vote 411 Off plan;
e) Any  of the articles of incorporation it the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by: 1. Altering or abolishing any preemptive rights attached to any of his or her shares; Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the rights of new shares then being authorized of any existing or now class or series of shares.
 .1. Effecting an exchange. cancellation, or reclassification of any of his or her shams, when such exchange, cancellation, or reclassification would alter or abolish I the shareholders voting rights or alter his or her percentage of equity in the corporation. or effecting reduction or cancellation of accrued dividends or other arrearages in respect to such shams; 4. Reducing the stated redemption price of any of I the shareholder's redeemable shares 1; altering or abolishing any provision relating to' any sinking fund for the redemption 81 purchase Of any of his or her shams, or making any of his shares subject to redemption when they are not otherwise redeemable:
: Making non cumulative in whole or in part, dividends of any of I the shareholders preferred shares which had theretofore been cumulative;
Reducing The stated dividend preference of any of 'rite shareholder's preferred
or
7. Reducing any stated preferential amount payable on any of like shareholders preferred If shams upon voluntary or involuntary liquidation; or
(f) Any corporate action taken, to the extent the articles of incorporation provide that voting or nonvoting shareholder is entitled to dissent and obtain payment for his or
Mites,
till A shareholder dissenting from any amendment specified in paragraph (l)(e)
has
has the right to dissent only as to those of his or her shams which are adversely affected by
A shareholder may dissent as to less than all the shares registered in his or her
name. In the event  shareholder's rights shall be determined as if The shares as to
III that event. I the
he or she has dissented and his or her other shares were registered in the names of different shareholders.
Unless the articles of incorporation otherwise provide, ibis section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property In the holders of shares of any class Or Series which. an the record date fixed to determine the shareholders entitled to vote at (he meeting of shareholders at which such action 11 it) be acted upon or to consent to any such action without a meeting. were either registered on a n securities exchange or designated as 4 national market System security on an inter dealer quotation system by the National association securities Dealers,
Inc, or held of record by not fewer' than 2.000 shareholders, this (5) A shareholder entitled to dissent and obtain payment for his or her shams under this section may not challenge the corporate action creating his or her entitlement unless the action Is unlawful or fraudulent with respect to the shareholder or the corporation. (Last amended by Ch. 97-101 L '97. eff. 7-1-97
Ch 97-102  L. '97. off 7-1-97 added matter in italic and deleted
'"his".
607.13 607.1320 PROCEDURE FOR EXERCISE Of DISSENTERS' RIGHT
III)I (1)(a) if a proposed corporate action creating dissenters' rights under s. 607,1302 is submitted it) a volt at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters'
     rights and be accompanied by a
copy of
ss . 1. 607.1302. and 607.1320. A shareholder who wishes to assert dissenters rights shall
1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and
     3 NW vote his or her shams in favor of the proposed action. A proxy OF vow
     --
against the proposed action does no constitute such a notice of intent to demand payment.

9-15-98  FLORIDA 1989 Business Corporation Act   Corp.171
(b) If proposed corporate action creating dissenter' rights orders. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or. if such a request is not made, within 10 days After the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
(2) Within 10 days after the shareholders authorization date, The corporation shall give written notice of such authorization at consent or adoption of the plan of merger. as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shams pursuant to paragraph (1)(8) or. in the case of action authorized by written consent to each shareholder. excepting any who voted for, or consented in writing to, the proposed action.
(3) Within 20 days after the giving of notice to him or her, any shareholder who elects lb dissent shall file with the corporation a notice of such election, stating I the shareholder' 7 name and address, the number, classes, and series of shams as to which he or she dissents
And a demand for payment of the fair value of his or heir shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. My shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation I on may restrict the transfer of uncertificated shares from the date the shareholder election to dissent is filed with the corporation,
(4) Upon filing a notice of election to dissent. the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other Tights of a shareholder, A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation as provided in subsection (5), to pay for his or her shares. After such offer. no such notice of election may be withdrawn unless the corporation consents thereto. However. the right of such shareholder to be paid the fair value of his or her shares $hall cease, and 'the shareholder shall be reinstated to hove all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and The right to payment of an intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cub has been completed, in lieu thereof. at the election of the corporation. the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim if:
(A) Such demand is withdrawn as provided in this section;
(B) The proposed corporate action is abandoned or rescinded or the shareholders revoke the, authority to effect such action;
(c) No demand or petition for the determination of fair value by 4 court has been made or Mod within the time provided in this section. or
Fri) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
(5) Within 10 days after the expiration of the period in which Shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no caw 1319T than 90 days from the shareholders' authorization made the corporation shall make! a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares, If the corporate action has not been consummated before expiration of the 90-day period after the shareholders authorization date. the offer may be made conditional upon the consummation or such action, Such notice and offer shall accompanied by;
(0) A balance sheet of the corporation, the shares of which the dissenting shareholder holds as of the latest available date and not MOM than 12 months prior to the making of
MA offer and
(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or. if the corporation was not in existence throughout such
12-month period, for the portion thereof during which it was in existence.
A 1998 Aspen Law & Business. A DIvision of Aspen Publishers, Inc.

(S)607.1320

172---Corp.       FLORIDA 1989 Business Corporation Act   9-15-98

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consumption of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected. shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the country in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholde who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permited by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper partjes to the proceeding are entitled to judgement against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her 10 days after final determination of the proceedings. Upon payment of the judgement, the dissenting shareholder shall cease to have any interest in such shares.
     (8) The judgement may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such an offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

  (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgement entered therefor, provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. (Last amended by Ch. 97-102, L. '97. eff. 7-1-97.)
--------------
Ch. 97-102, L. '97, eff. 7-1-97 added marter in italic and deleted `-his" and `- he".

                                                                         ANNEX C

                                MERGER AGREEMENT


                                     BETWEEN

                             Talk Visual Corporation
                             A Delaware Corporation

                                       AND

                             Talk Visual Corporation
                              A Nevada Corporation

                                   * * * * * *

            WITNESS the terms of this Merger Agreement by and between Talk Visual Corporation, a Delaware Corporation, hereinafter referred to as "the Delaware corporation" and Talk Visual Corporation, a Nevada corporation, hereinafter referred to as "the Nevada corporation."

      RECITALS:

            1. [IDENTITY OF PARTIES]

            Talk Visual Corporation, a Delaware corporation, was organized in accordance with the laws of the State of Delaware on December 15, 1995 and has an authorized capitalization of 10,000,000 shares of common stock, having a par value of $0.001 per share, of which there are issued and outstanding 4,954,916 shares; and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 975,000 shares are outstanding..

            Talk Visual Corporation, a Nevada corporation, was incorporated in accordance with the laws of the State of Nevada on November 24, 1998, with a capitalization of 125,000,000 shares, par value $0.001 per share. There are no shares outstanding.

            2. [ASSUMPTION OF ASSETS SUBJECT TO LIABILITIES]

            The Nevada corporation, when this Merger Agreement shall become effective, as is hereinafter provided, shall assume all of the assets and all of the liabilities standing on the books and records of The Delaware corporation. As a result thereof, The Delaware corporation shall no longer be engaged in business, having been merged into The Nevada corporation.

            3. [REQUIREMENTS OF NEVADA LAW]

            Pursuant to the laws of the State of Nevada, a majority of the directors of a Nevada corporation may enter into a Merger Agreement setting forth the terms and conditions of the proposed merger, including a statement of the capitalization, the number of shares of capital stock of the surviving Nevada corporation, a statement of the manner of conversion of the shares and assets of the Delaware corporation, a statement of the method of carrying the terms of the Merger Agreement into effect, and such other details as may be deemed necessary to disclose all matters effective in a merger. The laws of the State of Nevada further provide that notice of a proposed merger shall be given by mail to the last known address of each stockholder, not less than ten (10) days prior to such meeting. Such notice shall contain the time and place of meeting. The laws of the State of Nevada provide further that notice of the proposed merger may be waived by the stockholders. By the further terms of the laws of the State of Nevada, it is specified that if a majority of the outstanding stock of the Nevada corporation shall be voted in favor of the merger, the Merger Agreement shall be declared adopted. The vote thereon shall be certified on the Merger Agreement by the President or Vice President and by the Secretary or Assistant Secretary of the Nevada corporation. The Merger Agreement shall be signed and acknowledged by the President or Vice President and by the Secretary or Assistant Secretary of the Nevada corporation, and the seal of such corporation shall be affixed thereto, whereupon the same shall be filed in the office of the Secretary of State of Nevada. Upon recordation in the office of the Secretary of State of Nevada, the merger shall, insofar as Nevada law is concerned, be deemed to be consummated.

            4. [REQUIREMENTS OF DELAWARE LAW]

            The action contemplated hereby is deemed under Delaware law to be a merger. In connection with a merger, Delaware law requires that the Board of Directors of the Delaware corporation shall by resolution approve and adopt the Merger Agreement. The Merger Agreement shall specify the names of the corporations proposing to merge. The name of the surviving corporation, the terms and conditions of the merger, manner and basis of converting the shares of the retiring corporation into shares of the surviving corporation, a statement of any changes in the Articles of Incorporation of the surviving corporation, to the extent that they are the result of such merger, and such other provisions with respect to the merger as are deemed necessary or desirable shall also be specified in the Plan of Merger. The statutes of the State of Delaware further provide that the Board of Directors shall by resolution direct that the Merger Agreement be submitted to a vote of the shareholders, that written or printed notice shall be given to each shareholder of record no less than twenty (20) days prior to such meeting, and that such notice shall state the purpose of the meeting, as well as the place, day and hour thereof, and shall be delivered either personally or by deposit in the United States mail, properly addressed, postage prepaid. Delaware law further requires that a copy of or a summary of the Merger Agreement shall be included or enclosed with such notice. The laws of the State of Delaware further specify that the Plan of Merger shall be deemed to have been approved upon receiving the affirmative vote of the holders of at least a majority of the outstanding shares, and such laws specify that upon such approval, the Merger Agreement shall be executed in duplicate by the

President or Vice President and by the Secretary or Assistant Secretary, and shall be verified by one of such officers. Such Merger Agreement shall record or set forth the plan of merger, the number of shares outstanding with respect to each corporation, and the number of shares voted for and against the plan of merger. It is further required that such duplicate originals be delivered to the Secretary of State of Delaware, and upon the subsequent issuance of a Certificate of Merger by the Secretary of State of Delaware, the corporations party to the merger shall become a single corporation, the separate existence of the merged corporation shall cease, and the surviving corporation shall have all the rights, privileges, immunities, powers, properties and assets and shall be subject to the duties, liabilities, debts and obligations of both corporations.

            NOW, THEREFORE, AND IN CONSIDERATION OF THE FOREGOING RECITALS, AND THE MUTUAL COVENANTS HEREINAFTER SET FORTH, TALK VISUAL CORPORATION, A NEVADA CORPORATION, AND TALK VISUAL CORPORATION, A DELAWARE CORPORATION, DESIRE TO MERGE, AS THAT TERM IS USED IN THE LAWS OF THE STATES OF DELAWARE AND NEVADA, AND DO HEREBY, ACTING THROUGH A MAJORITY OF THE BOARD OF DIRECTORS OF EACH SUCH CORPORATION, AGREE TO MERGE AS FOLLOWS:

            5. [STATEMENT UNDER DELAWARE LAW]

            The terms and conditions of the proposed merger of the Delaware corporation into the Nevada corporation, shall be as follows:

                  (a) The Articles of Incorporation of the Nevada corporation, the surviving corporation, which are on file with the Secretary of State of Nevada, shall be amended as follows:

                      The name of the Corporation shall be

                             Talk Visual Corporation

                  (b) The 5,929,916 shares outstanding of the Delaware corporation shall be converted into 5,929,916 shares of the Nevada corporation.

            6. [STATEMENT UNDER DELAWARE LAW] The plan of merger shall be as follows:

                  (a) The names of the corporations proposing to merge are :
Talk Visual Corporation, a Delaware corporation, and Talk Visual Corporation, a Nevada corporation, which is designated as the surviving corporation.

                  (b) The conversion of the shares of the Delaware corporation into that of the surviving Nevada corporation will be on the basis of one (1) share of the Delaware corporation converted into one (1) share of the Nevada corporation.

                  (c) The surviving Nevada corporation, agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation to which the Delaware corporation was a party with regard to the merger into the Nevada corporation and the Nevada corporation, further agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of the rights of a dissenting shareholder of the Delaware corporation against the Nevada corporation.

                  (d) The Nevada corporation, the surviving corporation, does hereby irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such proceeding heretofore described in paragraph (c) above.

                  (e) The Nevada corporation, the surviving corporation, agrees, as the surviving corporation, to promptly pay to the dissenting shareholders of the Delaware corporation, the amount, if any, to which those dissenting shareholders shall be entitled under the provisions of the statutes of the State of Delaware with respect to the rights of such dissenting shareholders of the Delaware corporation.

      7. [AGREEMENT TO MERGE]

            The parties hereby agree that the Delaware corporation shall be merged into the Nevada corporation, and they do hereby further specifically agree, in order to accomplish such results, as follows:

                  (a) Each of the parties hereto shall prepare and cause to be mailed such notices as may be required or be desirable pursuant to the laws of the States of Nevada and Delaware. And in addition, they shall see to the mailing to the stockholders of the parties of all information which may be reasonably necessary or desirable in order to permit such stockholders to reach an intelligent and informed decision with respect to the proposed merger. The expense of all such notices, reports and information and of the mailing of the same shall be borne by the party with respect to which the material is prepared or to whose stockholders the material is submitted, as the case may be, save only that neither party shall be charged by the other for the costs of preparing any reports or documents heretofore published and available and deemed desirable for such distribution. Each of the parties hereto shall proceed with all due diligence, but strictly in cooperation with the other, to secure the approval of the Merger Agreement by the requisite vote of the stockholders of the parties and shall thereafter see to the filing of all required notices and undertakings of every kind and character, pursuant to the laws of the States of Nevada and Delaware.

                  (b) Upon completion of the final steps necessary to permit this Merger Agreement to become effective, the same shall forthwith become effective wherein the Nevada corporation shall take over all of the assets and assume all of the liabilities of the

Delaware corporation, and the stockholders of the Delaware corporation shall surrender their stock certificates in exchange for Common Stock of the Nevada corporation on the basis of one (1) share of the Delaware corporation being exchanged for one (1) share of the surviving Nevada corporation, with the shares of the Delaware corporation being surrendered for cancellation and retirement.

            8. [EXPENSES AND FEES]

            The surviving Nevada corporation shall discharge all expenses in connection with the calling and convening of the special stockholders' meetings to ratify and approve the Merger Agreement.

            9. [DIRECTOR AND OFFICERS]

            (a) On the effective date of this merger, the Board of Directors of the surviving Nevada corporation shall consist of five (5) directors. The terms of office of such members of the Board of Directors shall be until the next annual meeting of stockholders of the surviving corporation, after the effective date of the merger, and until their successors shall be qualified and shall have been elected. The names and addresses of such directors are as follows:

            Eugene Rosov, Michael Zwebner, David B. Hurwitz, Alexander Walker, Jr. and Michael Cuzner - Charles, all of whose address is One Canal Park, 3rd Floor, Cambridge, Massachusetts 02142

                  (b) Upon the effective date of the merger, there shall be three (3) officers of the surviving Nevada corporation, who are presently holding these positions. These officers, each of whom shall hold office until his successor shall be duly elected or appointed and shall have qualified, or until his earlier death, resignation or removal, and their respective offices and addresses are as follows:

                  Chairman   Michael J. Zwebner

                  President  Eugene A. Rosov

                  Vice President, Secretary and Treasurer  C. Harold Snyder

            10. [DISSENTING SHAREHOLDERS]

            The surviving Nevada corporation shall comply with the provisions of applicable law, with the appraisal of and payment for stock of stockholders objecting to the merger, and The surviving Nevada corporation agrees further that payments for such stock and the cost of all proceedings in connection with all matters necessary to be performed in connection therewith will be at its expense.

            11. [ABANDONMENT OF MERGER]

            Anything herein to the contrary notwithstanding, this merger may be terminated and the merger provided herein abandoned at any time prior to the effective date of the merger, whether before or after such action of the stockholders, pursuant to resolution adopted by the Board of Directors of either party hereto. In the event of the termination or abandonment of this Merger Agreement, the same shall become wholly void and of no effect and there shall be no liability on the part of either party hereto, or their respective Boards of Directors or the stockholders.

            12. [EXECUTION]

            This Merger Agreement may be executed in any number of counterparts, all of which together shall constitute one original Merger Agreement.

            13. [BINDING EFFECT] This Merger Agreement and the terms and conditions thereof shall be binding upon and inure to the benefit of the assigns and successors of the respective parties hereto.

            14. [MERGER CLAUSE] This Merger Agreement supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding, unless in writing and signed by all parties hereto.

            15. [GOVERNING LAW] This Merger Agreement shall be governed by and construed according to the laws of the State of Nevada, which is the state of incorporation of The surviving Nevada corporation.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers in each case by authority of the Board of Directors of each corporation, and have caused their seals to be hereto affixed and a majority of the Board of Directors of each corporation have executed this Merger Agreement as of the day and year set forth below:

            DATED this _____ day of ________, 1999.

ATTEST:
                                             --------------------------------
                                             A Nevada corporation


                                             By:
--------------------------                   --------------------------------
              , Secretary                                        , President


ATTEST:
                                             --------------------------------
                                             A Delaware corporation


--------------------------                   --------------------------------
              , Secretary                                        , President


--------------------------                   --------------------------------
A Delaware corporation                       A Nevada corporation
Board of Directors:                          Board of Directors:

----------------------------------    -----------------------------


----------------------------------    -----------------------------


----------------------------------    -----------------------------


----------------------------------    -----------------------------

STATE OF                   )
        ------------------
                                            : s.s.
COUNTY OF                  )
         -----------------

            The undersigned, a Notary Public, does hereby certify that on this ____ day of ________, 1999, personally appeared before me
_______________________, who being by me first duly sworn, declared that he is the President of _________________, a Nevada corporation; and _____________, who being by me first duly sworn, declared that he is the Secretary of _______________________, a Nevada corporation; that they signed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.

            IN WITNESS WHEREOF, I have set my hand and seal this ____ day of _______, 1999.

                                           -------------------------------------
                                                          Notary Public
                                           Residing in:
                                                       -------------------------
My Commission Expires:

----------------------


STATE OF                   )
        ------------------
                                            : s.s.
COUNTY OF                  )
         -----------------

            The undersigned, a Notary Public, does hereby certify that on this ____ day of _______, 1999, personally appeared before me __________________, who being by me first duly sworn, declared that he is the President of ___________________, a Delaware corporation; and _________________, who being by me first duly sworn, declared that he is the Secretary of _____________________, a Delaware corporation; that they signed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.

            IN WITNESS WHEREOF, I have set my hand and seal this ____ day of _______, 1999.

                                           -------------------------------------
                                                          Notary Public
                                           Residing in:
                                                       -------------------------
My Commission Expires:

----------------------

                                                                         ANNEX D

                            ARTICLES OF INCORPORATION


                                       OF

                             TALK VISUAL CORPORATION

                                   * * * * * *

      The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopts the following Articles of Incorporation:

      ARTICLE ONE. [NAME]. The name of the corporation is:

                             TALK VISUAL CORPORATION

      ARTICLE TWO. [RESIDENT AGENT].The initial agent for service of process is The Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, City of Reno, County of Washoe, State of Nevada 89501.

      ARTICLE THREE. [PURPOSES]. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

            I. [OMNIBUS]. To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

            II. [CARRYING ON BUSINESS OUTSIDE STATE]. To conduct and carry on its business or any branch thereof in any state or territory of the United States or in any foreign country in conformity with the laws of such state, territory, or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

            III. [PURPOSES TO BE CONSTRUED AS POWERS]. The purposes specified herein shall be construed both as purposes and powers and shall be in no wise limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the general powers of the corporation; nor shall the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

      ARTICLE FOUR. [CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of ONE HUNDRED TWENTY-FIVE MILLION (125,000,000) shares of stock, divided into two (2) classes of stock as follows for a total capitalization of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000):

            (A) NON-ASSESSABLE COMMON STOCK: ONE HUNDRED MILLION (100,000,000) shares of COMMON STOCK, Par Value ONE MILL ($0.001) per share and

            (B) PREFERRED STOCK: TWENTY-FIVE MILLION (25,000,000)shares of PREFERRED STOCK, Par Value ONE MILL ($0.001) per share.

      All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the corporation may now or hereafter be authorized to issue.

      The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

      Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

      ARTICLE FIVE. [DIRECTORS]. The affairs of the corporation shall be governed by a Board of Directors of not more than fifteen (10) nor less than one
(1) person. The Board of Directors may be classified as determined by the initial Board at its discretion. The name and address of the first Board of Directors is:

         NAME                                           ADDRESS
         ----                                           -------

         Alexander H. Walker, Jr.           50 W. Liberty Street, Suite 880
                                                   Reno, Nevada 89501

      ARTICLE SIX. [ASSESSMENT OF STOCK]. The capital stock of the corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to pay debts of the corporation, and no paid up stock and no stock issued as fully paid up shall ever be assessable or assessed.

      ARTICLE SEVEN. [INCORPORATOR]. The name and address of the incorporator of the corporation is as follows:

               NAME                               ADDRESS
               ----                               -------

         Amanda Cardinalli          50 West Liberty Street, Suite 880
                                            Reno, Nevada  89501

      ARTICLE EIGHT. [PERIOD OF EXISTENCE]. The period of existence of the corporation shall be perpetual.

      ARTICLE NINE. [BY-LAWS]. The initial By-laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend, or repeal the By-laws, or to adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

      ARTICLE TEN. [STOCKHOLDERS' MEETINGS]. Meetings of stockholders shall be held at such place within or without the State of Nevada as may be provided by the By-laws of the corporation. Special meetings of the stockholders may be called by the President or any other executive officer of the corporation, the Board of Directors, or any member thereof, or by the record holder or holders of at least ten percent (10%) of all shares entitled to vote at the meeting. Any action otherwise required to be taken at a meeting of the stockholders, except election of directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

      ARTICLE ELEVEN. [CONTRACTS OF CORPORATION]. No contract or other transaction between the corporation and any other corporation, whether or not a majority of the shares of the capital stock of such other corporation is owned by this corporation, and no act of this corporation shall in any way be affected or invalidated by the fact that any of the directors of this corporation are pecuniarily or otherwise interested in, or are directors or officers of such other corporation. Any director of this corporation, individually, or any firm of which such director may be a member, may be a party to, or may be pecuniarily or otherwise interested in any contract or transaction of the corporation; provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this corporation, or a majority thereof; and any director of this corporation who is also a director or officer of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this corporation that shall authorize such contract or transaction, and may vote thereat to authorize such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested.

      ARTICLE TWELVE. [LIABILITY OF DIRECTORS AND OFFICERS]. No director or officer shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this Article Twelve shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of the Nevada Revised Statutes.

      IN WITNESS WHEREOF, the undersigned incorporator has hereunto affixed her signature at Reno, Nevada this 23rd day of November, 1998.


                                                   -----------------------------
                                                          AMANDA CARDINALLI

STATE OF NEVADA            }
                           : ss.
COUNTY OF WASHOE           }

      On the 23rd day of November, 1998, before me, the undersigned, a Notary Public in and for the State of Nevada, personally appeared AMANDA CARDINALLI, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed the same freely and voluntarily for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             ----------------------------------
                                             NOTARY PUBLIC
                                             Residing in Reno, Nevada

My Commission Expires:
                                                                October 10, 2002

                                                                         ANNEX E

                           BY-LAWS FOR THE REGULATION
                     EXCEPT AS OTHERWISE PROVIDED BY STATUTE
                       OR ITS ARTICLES OF INCORPORATION OF
                             TALK VISUAL CORPORATION
                              A NEVADA CORPORPATION
                                    * * * * *

                                   ARTICLE I.

                                     Offices

      Section 1. PRINCIPAL OFFICE. The principal office for the transaction of the business of the corporation is hereby fixed and located at Suite 880, Bank of America Plaza, 50 West Liberty Street, Reno, Nevada 89501, being the offices of THE NEVADA AGENCY AND TRUST COMPANY. The board of directors is hereby granted full power and authority to change said principal office from one location to another in the State of Nevada.

      Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the board of directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II.

                            Meetings of Shareholders

      Section 1. MEETING PLACE. All annual meetings of shareholders and all other meetings of shareholders shall be held either at the principal office or at any other place within or without the State of Nevada which may be designated either by the board of directors, pursuant to authority hereinafter granted to said board, or by the written consent of all shareholders entitled to vote thereat, given either before or after the meeting and filed with the Secretary of the corporation.

      Section 2. ANNUAL MEETINGS. The annual meetings of shareholders shall be held on the 1st day of July each year, at the hour of 10:00 o'clock a.m. of said day commencing with the year 1999, provided, however, that should said day fall upon a legal holiday then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is not a legal holiday. The board of directors of the corporation shall have the power to change the date of the annual meeting as it deems appropriate.

      Written notice of each annual meeting signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate, shall be given to each shareholder entitled to vote thereat, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given to him, if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten
(10) nor more than sixty (60) days before each annual meeting, and shall specify the place, the day and the hour of such meeting, and shall also state the purpose or purposes for which the meeting is called.

      Section 3. SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the president or by the board of directors, or by one or more shareholders holding not less than 10% of the voting power of the corporation. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall specify in addition to the place, day and hour of such meeting, the purpose or purposes for which the meeting is called.

      Section 4. ADJOURNED MEETINGS AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting.

      When any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

      Section 5. ENTRY OF NOTICE. Whenever any shareholder entitled to vote has been absent from any meeting of shareholders, whether annual or special, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such meeting was given to such shareholders, as required by law and the By-Laws of the corporation.

      Section 6. VOTING. At all annual and special meetings of stockholders entitled to vote thereat, every holder of stock issued to a bona fide purchaser of the same, represented by the holders thereof, either in person or by proxy in writing, shall have one vote for each share of stock so held and represented at such meetings, unless the Articles of Incorporation of the company shall otherwise provide, in which event the voting rights, powers and privileges prescribed in the said Articles of Incorporation shall prevail. Voting for directors and, upon demand of any stockholder, upon any question at any meeting shall be by ballot. Any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

      Section 7. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

      Section 8. CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, sign a written Waiver of Notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of this meeting.

      Section 9. PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the shareholder executing it specifies therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

                                   ARTICLE III

      Section 1. POWERS. Subject to the limitations of the Articles of Incorporation or the By-Laws, and the provisions of the Nevada Revised Statutes as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the By-Laws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

      First - To select and remove all the other officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or the By-Laws, fix their compensation, and require from them security for faithful service.

      Second - To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, with the Articles of incorporation or the By-Laws, as they may deem best.

      Third - To change the principal office for the transaction of the business of the corporation from one location to another within the same county as provided in Article I, Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of Nevada, as provided in Article I, Section 2, hereof; to designate any place within or without the State of Nevada for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

      Forth - To authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

      Fifth - To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefore.

      Sixth - To appoint an executive committee and other committees and to delegate to the executive committee any of the powers and authority of the board in management of the business and affairs of the corporation, except the power to declare dividends and to adopt, amend or repeal By-Laws. The executive committee shall be composed of one or more directors.

      Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors of the corporation shall be not less than one (1) and no more than fifteen (15).

      Section 3. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders. All directors shall hold office until their respective successors are elected.

      Section 4. VACANCIES. Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

      A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

      The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the board of directors accept the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

      No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

      Section 5. PLACE OF MEETING. Regular meetings of the board of directors shall be held at any place within or without the State which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, a regular meeting shall be held at the principal office of the corporation. Special meetings of the board may be held either at a place so designated, or at the principal office.

      Section 6. ORGANIZATION MEETING. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

      Section 7. OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call and the day of each month and at an hour deemed appropriate and set by the board of directors; provided, however, should such set day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is not a legal holiday. Notice of all such regular meetings of the board of directors is hereby dispensed with.

      Section 8. SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes shall be called at any time by the president, or, if he is absent or unable or refuses to act, by any vice president or by any two
(2) directors.

      Written notice of the time and place of special meetings shall be delivered personally to the directors or sent to each director by mail or other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation, or if it is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the principal office of the corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

      Section 9. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent directors, if the time and place be fixed at the meeting adjourned.

      Section 10. ENTRY OF NOTICE. Whenever any director has been absent from any special meeting of the board of directors, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such special meeting was give to such director, as required by law and the By-Laws of the corporation.

      Section 11. WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present sign a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      Section 12. QUORUM. A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present, shall be regarded as the act of the board of directors, unless a greater number be required by law or by the Articles of Incorporation.

      Section 13. ADJOURNMENT. A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board.


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

      Section 14. FEES AND COMPENSATION. Directors shall not receive any stated salary for their services as directors, but by resolution of the board, a fixed fee, with or without expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

                                   ARTICLE IV.

                                    Officers

      Section 1. OFFICERS. The officers of the corporation shall be a president, a vice president and a secretary/treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Officers other than president and chairman of the board need not be directors. Any person may hold two or more offices.

      Section 2. ELECTION. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the board of directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

      Section 3. SUBORDINATE OFFICERS, ETC. The board of directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the board of directors may from time to time determine.

      Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board.

      Any officer may resign at any time by giving written notice to the board of directors or to the president, or to the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

      Section 6. CHAIRMAN OF THE BOARD. The chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the By-Laws.

      Section 7. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall be ex-officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the By-Laws.

      Section 8. VICE PRESIDENT. In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the By-Laws.

      Section 9. SECRETARY. The secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the board of directors may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

      The secretary shall keep, or cause to be kept, at the principal office, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by the By-Laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the By-Laws.

      Section 10. TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursement, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any director.

      The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or the By-Laws.

                                   ARTICLE V.

                     INDEMNIFICATION OF OFFICERS, DIRECTORS
                                AND KEY PERSONEL

      Section 1. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonable incurred by such person in connection with the action, suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

      Section 2. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in the corporation's favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses including amount paid in settlement and attorneys fees actually and reasonable incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction determining, after exhaustion of all appeals therefrom, to be liable to the corporation or for amount paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

      Section 3. To the extent that a director, officer, employee or agent of a corporation had been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article V, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys fees, actually and reasonably incurred by such person in connection with the defense.

      Section 4. The procedure for authorizing the indemnifications listed in
Section 1, 2 and 3 of this Article V, and the limitations on such indemnification and advancement of expenses, shall be that set forth in Section
78.751 of the Nevada Revised Statutes, and shall be amended from time to time as such statute is amended.

                                   ARTICLE VI.

                                  Miscellaneous

      Section 1. RECORD DATE AND CLOSING STOCK BOOKS. The board of directors may fix a time, in the future, not exceeding fifteen (15) days preceding the date of any meeting of shareholders, and not exceeding thirty (30) days preceding the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares, and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meetings, or to receive such dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. The board of directors may close the books of the corporation against transfers of shares during the whole, or any part of any such period.

      Section 2. INSPECTION OF CORPORATE RECORDS. The share register or duplicate share register, the books of account, and minutes of proceedings of the shareholders and directors shall be open to inspection upon the written demand of any shareholder or the holder of a voting trust certificate, at any reasonable time, and for a purpose reasonably related to his interests as a shareholder, or as the holder of a voting trust certificate, and shall be exhibited at any time when required by the demand of ten percent (10%) of the shares represented at any shareholders' meeting. Such inspection may be made in person or by an agent or attorney, and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the president, secretary or assistant secretary of the corporation.

      Section 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

      Section 4. ANNUAL REPORT. The board of directors of the corporation shall cause to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year an annual report.

      Section 5. CONTRACT, ETC., HOW EXECUTED. The board of directors, except as in the By-Laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract, deed or lease or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

      Section 6. CERTIFICATES OF STOCK. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by the president or a vice president and the secretary or an assistant secretary, or be authenticated by facsimiles of the signature of the president and secretary or by a facsimile of the signature of the president and the written signature of the secretary or an assistant secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk.

      Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or the By-Laws may provide; provided, however, that any such certificate so issued prior to full payment shall state the amount remaining unpaid and the terms of payment thereof.

      Section 7. REPRESENTATIONS OF SHARES OF OTHER CORPORATIONS. The president or any vice president and the secretary or assistant secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

      Section 8. INSPECTION OF BY-LAWS. The corporation shall keep in its


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

principal office for the transaction of business the original or a copy of the By-Laws as amended, or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

                                   ARTICLE VI.

                                   Amendments

      Section 1. POWER OF SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote of shareholders entitled to exercise a majority of the voting power of the corporation or by the written assent of such shareholders.

      Section 2. POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 1 of this Article VI to adopt, amend or repeal By-Laws, By-Laws other than a By-Law or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the board of directors.

      Section 3. ACTION BY DIRECTORS THROUGH CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all the members of the board or of such committee. Such written consent shall be filed with the minutes of proceedings of the board or committee.


                                    /s/
                                       --------------------------------------
                                                      Amanda Cardinalli
                                                        Incorporator


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